UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

ADVISORSHARES TRUST
4800 Montgomery Lane
Suite 150
Bethesda, Maryland 20814
www.advisorshares.com
1.877.843.3831

Annual Report

June 30, 2022

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2022

It has been a volatile fiscal year. The first of half of our fiscal year occurred during the last six months of 2021 when the S&P 500 Index was moving upwards. The second half of our fiscal year, which covered the first six months of 2022, was a different story with markets declining into bear market territory. The market’s decline seemed to be driven by a choppy pandemic recovery, where COVID-related restrictions continued to hamper growth as a new variant of the coronavirus emerged. Factory lockdowns impacted the global supply change, resulting in scarcity of all types of goods and demand for those fewer goods driving prices higher. That coupled with the Russian war in Ukraine, which impacted energy prices and grain-based commodities, caused inflation numbers to begin skyrocketing.

The Federal Reserve’s plan for tackling inflations was to aggressively increase interest rates and reduce their balance sheet. These actions seemed to drive the markets lower. We are not as concerned with rising interest rates, however an increase in the cost of borrowing can negatively affect sectors or industries that have low to negative cash flows. Our biggest concern is the reduction of the Fed’s balance sheet. While necessary, the trillions of dollars added to the Fed balance sheet during the pandemic drove the U.S. markets higher while the world was shut down. We anticipate the opposite effect occurring when or if the Fed begins to remove most of the assets they had purchased during the pandemic.

As we would expect in the first calendar half of 2022 based on struggling market conditions, we saw assets under management increase for our two short equity ETFs, the AdvisorShares Ranger Equity Bear ETF (ticker: HDGE) and the AdvisorShares Dorsey Wright Short ETF (ticker: DWSH). While our largest ETF, the AdvisorShares Pure US Cannabis ETF (ticker: MSOS) suffered the worst performance declines in our ETF fund family, surprisingly, only a few shares were redeemed, demonstrating that many of MSOS’ investors appear to be buying and holding the ETF.

The following are a list of highlights of this fiscal year:

●	The addition of Julio Lugo, a former BNY Mellon executive, to the AdvisorShares operations team;

●	Launch of the AdvisorShares Psychedelics ETF (ticker: PSIL), the first ETF with pure exposure to the psychedelics industry;

●	The AdvisorShares FolioBeyond Core Bond ETF’s (ticker: FWDB) investment strategy changed to an ESG focused bond ETF which also included changing the name and ticker to the AdvisorShares North Square McKee ESG Core Bond ETF (ticker: MENV);

●	CSM Advisors, LLC taking over as subadvisor to the North Square McKee Core Reserves ETF (ticker: HOLD) and the North Square McKee ESG Core Bond ETF (ticker: MENV);

●	Launch of the AdvisorShares Poseidon Dynamic Cannabis ETF (ticker: PSDN);

●	Launch of the AdvisorShares Drone Technology ETF (ticker: UAV); and

●	Launch of the AdvisorShares Managed Bitcoin Strategy ETF (ticker: CRYP) – the first tactically managed bitcoin ETF available, sub-advised by Morgan Creek Capital.

While it seems the last few years have only brought new and challenging environments to the markets, we remain optimistic that “normalcy” will return. We are incredibly thankful to our shareholders and appreciate the trust and confidence you have in us. We wish you nothing but health, happiness, and prosperity.

Sincerest regards,
Noah Hamman
CEO, AdvisorShares Investments

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2022

For more information on AdvisorShares ETFs, including performance and holdings, please visit www.advisorshares.com.

Investing involves risk including possible loss of principal. The Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment. The prices of equity securities rise and fall daily. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in emerging or offshore markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments.

There is no guarantee the Advisor’s investment strategy will be successful. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. In addition, the use of predictive models has inherent risk. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of ETFs and the allocation of assets among such ETFs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole. For a list of the asset class specific risks please see the prospectus.

The views in this report were those of the Fund’s CEO as of June 30, 2022 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST

AdvisorShares Alpha DNA Equity Sentiment ETF (SENT)

The AdvisorShares Alpha DNA Equity Sentiment ETF’s (ticker: SENT) performance for the 12-month period ended June 30, 2022, while negative, was consistent with a growth-oriented U.S. equity portfolio with material exposure to mid- and small-cap equities. Mid- and small-cap growth were the laggards in U.S. equity index performance in both the last six months of 2021 and the first six months of 2022. In addition, U.S. equity large cap growth also began under-performing in the first half of 2022. Our equity exposures performed in line with their growth cohorts in each market cap over this window. Our option hedges produced profits in the down market during the first half of 2022. SENT’s hedging strategy is built to deliver more profits in fast downward moving markets. The first half of 2022 saw a slow downward trend with three different months producing -8% returns born worse in small caps (Jan, April, June).

SENT’s portfolio is designed to out-perform in upward markets that are rewarding the fastest growing companies. In other words, when growth is in favor, our portfolio will also typically be rewarded. In addition, higher uncertainty about forward earnings and demand tend to create more arbitrage opportunity for our digital signal analytics. In fact, the more that analysts struggle to assess demand in any market, the better positioned our portfolio is to outperform.

Going forward, the ambiguity of a potential recession has created an elevated level of uncertainty among the analysts generating forward looking earnings per share and revenue estimates. That provides a strong scenario to uncover hidden demand and produce more surprise earnings outcomes. As a result, we like the backdrop that this provides. However, a rising interest rate environment tends to put greater price stress on growth stocks that have higher multiples. Since growth stocks with higher multiples tend to produce higher earnings beat potential, SENT will be influenced by whether interest rate pressures continue to influence stocks prices going forward.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 2, 2021 to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

	1 Year	Since Inception 2/2/2021*
AdvisorShares Alpha DNA Equity Sentiment ETF NAV	-24.53%	-13.09%
AdvisorShares Alpha DNA Equity Sentiment ETF Market Price**	-24.84%	-13.34%
Russell 3000 Index	-13.87%	-2.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.08% and the net expense ratio is 1.08%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR ETF (AADR) finished the fiscal year ended June 30th, 2022 behind its benchmark, the MSCI EAFE Index. The last year has been a tale of two markets with the end of a bull market taking us through 2021 and a bear market to start off the first half of 2022. Unsurprisingly, this caused issues for the portfolio as momentum strategies tend to struggle when market leadership changes.

The latter half of 2021 saw the portfolio perform roughly in line with the benchmark as international markets mostly treaded water despite the roaring bull market in US equities. The first half of 2022, though, saw almost all world markets decline. To make matters worse, the Russian invasion of Ukraine introduced substantial risk to some of the typically safer areas of the international universe (Europe). Some of the worst hit areas (such as the Netherlands) were areas where we were overweighted relative to the benchmark. Nevertheless, once markets begin to stabilize, we feel confident that relative strength will guide us into the new leadership, wherever that may be.

Despite the underperformance of cap-weighted international indexes versus domestic indexes, we are still looking for opportunities in high momentum names. As new market leaders emerge, the fund will continue to position itself to take advantage of its strength. The fund is well-positioned, and a shift back to international outperformance would provide a welcome tailwind.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2012 to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Dorsey Wright ADR ETF NAV	-25.51%	0.00%	1.61%	6.13%
AdvisorShares Dorsey Wright ADR ETF Market Price*	-25.45%	0.04%	1.59%	6.13%
MSCI EAFE Index (Net)	-17.77%	1.07%	2.20%	5.40%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.10% and the net expense ratio is 1.10%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Alpha Equal Weight ETF (DWEQ)

The AdvisorShares Dorsey Wright Alpha Equal Weight ETF (DWEQ) finished the fiscal year ended June 30th, 2022 behind its benchmark, the S&P 500 Total Return Index. Momentum strategies tend to underperform during periods when market leadership changes and change has been the theme of the last year with the second half of 2021 continuing a dramatic post-pandemic rally and the first half of 2022 ushering in a bear market.

In the second half of 2021 the US equity markets rallied but cracks were beginning to emerge. Former leaders such as Technology and Consumer Discretionary were starting to selloff underneath the surface and our exposure to Consumer Discretionary dragged the portfolio down. The first half of 2022, of course, started the bear market we’re currently in and the fund has struggled through this period with the rotation into new leadership. Exposure to Technology was the main performance detractor as it was one of the hardest hit areas during the decline.

Should the bear market continue, we feel the portfolio is positioned well as it has rotated into sectors that held up relatively well during the decline. It’s possible though that we’ve seen the worst of what the market will give us with consumer sentiment more negative than it has been in 50+ years (usually a bullish sign). Should we begin to recover though, it’s very possible that the more value oriented sectors we currently hold continue to outperform as many of the former leaders still have historically high valuations.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	Since Inception 12/26/2019*
AdvisorShares Dorsey Wright Alpha Equal Weight ETF NAV	-24.56%	-6.81%
AdvisorShares Dorsey Wright Alpha Equal Weight ETF Market Price**	-24.85%	-6.89%
S&P 500 Index	-10.62%	8.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.96% and the net expense ratio is 0.96%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM All Cap World ETF (DWAW)

The AdvisorShares Dorsey Wright FSM All Cap World ETF (ticker: DWAW) saw a market return of -17.47% for the 12-month period ended June 30, 2022, amid continued weakness in global equity markets. DWAW’s strategy looks to rotate among a broad inventory of U.S. and international equity representatives, seeking to hold the strongest two areas following each evaluation. The first strategy evaluation for this year came in early February, which saw the strategy rotate away from a growth-heavy allocation into equal weight positions of core large-cap and large-cap value. The next evaluation in May led the strategy to sell the core large-cap exposure in favor of large-cap low volatility, which helped buoy the portfolio during the turbulent market environment over the next several weeks. The value representative has continued to maintain positive relative strength against most other equity market representatives and is the highest scoring member of the strategy’s inventory.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	Since Inception 12/26/2019*
AdvisorShares Dorsey Wright FSM All Cap World ETF NAV	-15.98%	8.49%
AdvisorShares Dorsey Wright FSM All Cap World ETF Market Price**	-16.06%	8.49%
MSCI All Country World Index (ACWI)	-15.75%	3.87%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.14% and the net expense ratio is 1.12%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM US Core ETF (DWUS)

The AdvisorShares Dorsey Wright FSM All Cap World ETF (ticker: DWUS) saw a market return of -13.79% for the 12-month period ended June 30, 2022. The underlying strategy behind DWUS looks to rotate among an inventory of core U.S. equity fund representatives, targeting exposure toward the strongest two areas after each model evaluation. The portfolio entered the year with high exposure toward growth equities with an overweight position in technology. The only change for DWUS’s strategy this year came in May, when the portfolio sold out of the growth-centric representative in favor of low volatility representation, which joins the core equity position as the two portfolio members. This portfolio is overweight large-cap blend and has high exposure toward utilities, industrials, and consumer staples.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	Since Inception 12/26/2019*
AdvisorShares Dorsey Wright FSM US Core ETF NAV	-12.97%	10.55%
AdvisorShares Dorsey Wright FSM US Core ETF Market Price**	-13.36%	10.43%
S&P 500 Index	-10.62%	8.11%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.10% and the net expense ratio is 1.07%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC)

The AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC) finished the fiscal year ended June 30th, 2022 ahead of its benchmark, the Russell Microcap Index. It was a rough year for the microcap space as US equities entered a bear market. Small/Micro cap stocks were some of the worst hit areas during the decline, but relative strength was able to guide us toward names that outperformed.

The second half of 2021 was great for US equities as a whole, but cracks were emerging in the Small/Micro cap space as the Russell Microcap index was down -7.5%. The fund performed well in this environment though, posting a 3.5% gain. Once the bear market began in 2022 though, almost no market/sector (aside from Energy) was left unscathed. Nevertheless, the fund was still able to outperform.

DWMC’s strategy is designed to unemotionally follow trends, which we think will benefit the portfolio in the coming months that are expected to be filled with uncertainty. Given stretched consumer sentiment, we feel the prospects for micro-cap stocks continue to be strong despite the bear market. Valuations for smaller stocks continue to be attractive relative to large caps, with a large valuation gap between the smallest and largest companies. This can persist for long periods but doesn’t last forever. We believe the fund is well-positioned to capitalize on a narrowing valuation gap when it comes.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Micro-Cap ETF NAV	-20.17%	9.51%	5.22%
AdvisorShares Dorsey Wright Micro-Cap ETF Market Price**	-20.99%	9.21%	4.99%
Russell Micro-Cap Index	-30.73%	5.05%	0.27%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.19% and the net expense ratio is 1.27%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell Micro-Cap Index measures the performance of the micro cap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Short ETF (DWSH)

The AdvisorShares Dorsey Wright Short ETF (DWSH) finished the fiscal year ended June 30, 2022 ahead of its benchmark, the inverse of the S&P 500 Total Return Index. The bear market that unfolded in the first half of 2022 undeniably helped the portfolio, but on a relative basis more ground was gained in the second half of 2021 as areas of the market began to diverge from each other.

In the second half of 2021, the US Equity markets performed very well, but cracks were beginning to emerge with many technology stocks producing notable selloffs. The fund was able to capitalize on this environment as it shorted pockets of the market showing relative weakness while the S&P 500 index barreled upward and it’s inverse barreled downward. The first half of 2022, of course, produced the bear market we’re currently in, and the fund produced a positive return in this environment as well as one would expect.

With recession risks mounting, we feel that using the fund as a hedge continues to remain attractive. The fund’s strategy of rotating into the weakest sectors should bode well for any further legs down in the market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Short ETF NAV	22.15%	-25.00%	-19.58%
AdvisorShares Dorsey Wright Short ETF Market Price**	22.08%	-25.13%	-19.66%
S&P 500 Index	-10.62%	10.60%	9.85%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.75% and the net expense ratio is 3.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the Nasdaq and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares DoubleLine Value Equity ETF (DBLV)

For the fiscal year ended June 30, 2022, the AdvisorShares Doubleline Value Equity ETF (ticker: DBLV) returned -9.12%, based on NAV, while the Russell 1000 Value Index benchmark posted a return of -6.82%. Unfavorable sector weights drove most of the underperformance. Our overweight in communication services, consumer discretionary and financials and our underweight in utilities hurt performance, while our underweight in technology helped. The fund benefitted from positive stock selection in consumer discretionary, industrials, and technology, which was offset by negative stock selection in communication services, materials, financials, healthcare, and real estate.

U.S. equities struggled in 2022 amid worsening inflationary pressures, protracted supply chain disruptions, sharply rising interest rates, hawkish central bankers, growing recessionary fears and continued geopolitical concerns around the war in Ukraine, as well as continual COVID lockdowns in China and elsewhere. The rapid rise in stagflationary fears led to relative outperformance of the energy sector, driven by higher commodity prices, as well as highly defensive sectors like consumer staples, utilities, and health care. Meanwhile, less defensive sectors with high valuation multiples, such as technology and consumer discretionary underperformed, as did cyclically sensitive value-priced names in areas like financials and industrials.

Even with the meaningful outperformance of value stocks relative to growth stocks during the year, we continue to see attractive opportunities in value names. Value continues to trade at valuation discount to growth more than the historical average, providing a runway of opportunity for further normalization of that discount. In terms of positioning, we increasingly prefer high-quality, late-cycle value stocks that are better poised to benefit even amidst the moderating economic growth and rising input costs, alongside those names with more defensive characteristics. We seek to balance investments offering attractive long-term expected risk-adjusted returns with those that should serve as more defensive ballasts in uncertain times. Note that the differentiated fundamental value strategy behind DBLV is well suited to allowing one to navigate through these evolving risks and opportunities.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2012 to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	10 Year
AdvisorShares DoubleLine Value Equity ETF NAV	-9.12%	9.23%	6.46%	10.99%
AdvisorShares DoubleLine Value Equity ETF Market Price*	-9.12%	9.22%	6.46%	10.95%
Russell 1000 Value Total Return	-6.82%	6.87%	7.17%	10.50%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.06% and net expense ratio is 0.91%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

ADVISORSHARES TRUST

AdvisorShares Drone Technology ETF (UAV)

The AdvisorShares Drone Technology ETF (ticker: UAV) was just launched with an inception date of April 27, 2022 and has less than 3 months of performance. As the Drone Technology ETF invests in a limited universe of companies, the Fund can be volatile as compared to the overall market. We believe that drone technology presents great investment opportunities for long term investors as autonomous vehicle development, adoption and use increases worldwide.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 27, 2022* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

Since Inception 4/27/2022*
AdvisorShares Drone Technology ETF NAV	-11.86%
AdvisorShares Drone Technology ETF Market Price**	-11.88%
S&P 500 Index	-9.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.22% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

For the 12 months ended June 30, 2022, the NAV of the AdvisorShares Focused Equity ETF (ticker: CWS) lost 9.28%, and the traded shares lost 9.44%. Despite the loss, CWS performed well versus the overall market. For example, the S&P 500 Total Return Index lost over 10.6% over the same time span, and the small-cap Russell 2000 Total Return Index lost over 25%.

This was an unusually challenging period for investors. The economy faced the highest inflation in over 40 years. Companies were impacted by supply-chain issues and the Federal Reserve raised interest rates, including its first 0.75% rate hikes in over 25 years.

Due to CWS’s conservative nature and long-term focus, the anxious mood worked to our benefit. When the market started to fall in January, shares of CWS didn’t fall as much as the rest of the market. Meanwhile, many of the stocks that had rallied so strongly in 2021 were punished severely. The stocks in CWS tend to be of a higher quality than the rest of the market. Additionally, since we make portfolio changes only once a year, we aren’t subject to the perils of poor market-timing. In fact, our set-and-forget strategy can be ideal for turbulent markets such as we had in early 2022.

We continue to expect CWS’s performance to lead the overall stock market. The economy and financial markets still face significant challenges including a slowing economy, rising inflation, more interest-rate hikes plus several troubling geo-political risks. During uncertain times, investors gravitate towards high-quality stocks. In our opinion, this makes for an excellent environment for the AdvisorShares Focused Equity ETF.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 20, 2016* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	Since Inception 9/20/2016*
AdvisorShares Focused Equity ETF NAV	-9.28%	7.37%	8.93%	10.23%
AdvisorShares Focused Equity ETF Market Price**	-9.44%	7.44%	8.90%	10.20%
S&P 500 Index	-10.62%	10.60%	11.31%	12.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.19% and the net expense ratio is 0.66%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding the range from 0.65% to 0.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Gerber Kawasaki (GK)

The AdvisorShares Gerber Kawasaki ETF (ticker: GK) launched one year ago during the end of the bull market of 2021. The fund had a stellar first five months beating the benchmarks and providing positive total return. In December 2021, the market began to turn with the next six months turning out to be the most difficult time for stocks in the last 50 years. Unfortunately, this was a very difficult period for the fund as well. The bear market lasted from mid-November 2021 to mid-June 2022. Due to the fact we are a concentrated fund, focused on technology, consumer discretionary, clean energy and transportation areas, we were hit particularly hard relative to the indexes. High inflation and supply chain issues caused many of our investments to temporarily decline in value. For the twelve months ended June 30, 2022, GK’s performance was negative, underperforming the S&P 500 Index.

The factors that most affected GK’s performance during the fiscal year was exposure to the areas of the market that was dramatically affected by inflation and the subsequent rapid rise in interest rates. Unfortunately, the technology sector tends to perform poorly during a rising interest rate environment and that held true. Also, the fund’s thematic investment strategy led to GK being heavily invested in consumer discretionary stocks. These positions were also hit particularly hard as high gas prices, caused by the war in Ukraine, took away some of consumers’ spending power. This combination of factors along with a concentrated portfolio caused the fund to underperform for the year. Also, GK’s heavy investments in electric vehicles and clean energy were negatively affected by the Biden Administration’s inability to get the Climate Bill approved earlier in the year. While it was a difficult year for GK, it has not changed our belief in the fund’s strategy and the future of its investments.

As we enter the new fiscal year, we’ve seen the end of the recent bear market, what appears to be the peak in inflation as the Federal Reserve’s actions appear to be working, and the passage of a U.S. Climate Bill placing greater focus on alternative energy. These factors are favorable for the fund, and we believe GK should begin to outperform. As the world struggles with an over-dependence on oil and gas in the wake of the Ukraine-Russia war, we are quite bullish on the future of renewable energy. Although we expect some additional bumps as the Fed finishes its rate hiking cycle, once the Fed is done, we anticipate markets will react well and GK will be in a prime position to benefit from the transformative trends that will continue in out thematic investment approach.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 2, 2021* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

Since Inception 7/2/2021*
AdvisorShares Gerber Kawasaki ETF NAV	-34.71%
AdvisorShares Gerber Kawasaki ETF Market Price**	-34.65%
S&P 500 Index	-11.09%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.87% and the net expense ratio is 0.81%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Hotel ETF (BEDZ)

The AdvisorShares Hotel ETF (ticker: BEDZ) launched in the Spring of 2021 and just completed its first full fiscal year. The Fund somewhat underperformed the overall market as measured by the S&P 500 Index. The Fund’s overall performance is very much aligned with the success of the hotel industry. While much of the travel industry has bounced back from COVID-19, hotels have faced employment shortages, supply chain limitations, and an overall negative impact of inflation.

Investors in a focused, industry-related fund should have a very long-term focus. We remain bullish about future hotel and travel growth as the world continues to slowly return to a more normal business travel environment. While we are bullish on the overall hotel industry, the Fund attempts relative outperformance with individual security selection among hotels and related areas plus good trading techniques.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 20, 2021* to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

	1 Year	Since Inception 4/20/2021*
AdvisorShares Hotel ETF NAV	-19.54%	-16.08%
AdvisorShares Hotel ETF Market Price**	-19.87%	-16.24%
S&P 500 Index	-10.62%	-5.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.99% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Let Bob AI Powered Momentum ETF (LETB)

The AdvisorShares Let Bob AI Powered Momentum ETF (ticker: LETB) launched with an inception date of February 8, 2022. Through fiscal year ended June 30, 2022, the Fund has less than 5 months of investment performance. During 2022’s volatile and negative markets, LETB’s artificial intelligence-powered investment strategy has caused the Fund to hold comparatively large percentages of its assets in a defensive cash investment position. While the Fund has lost value since its inception, it has lost much less than the overall market as measured by the S&P 500 Index. As the overall market returns to more a normal situation, the Fund is expected to be more fully invested per its investment strategy and security selection process.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 9, 2022* to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Since Inception 2/9/2022*
AdvisorShares Let Bob AI Powered Momentum ETF NAV	-6.99%
AdvisorShares Let Bob AI Powered Momentum ETF Market Price**	-7.12%
S&P 500 Index	-15.73%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.87% and the net expense ratio is 0.87%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Managed Bitcoin Strategy ETF (CRYP)

The AdvisorShares Managed Bitcoin Strategy ETF (CRYP) was launched during the second half of the fiscal year ended June 30, 2022 and finished the fiscal year ahead of its benchmark – the price of Bitcoin in USD (BTCUSD). The outperformance during the period was driven primarily by the active management of the strategy which enabled the Fund to mitigate losses in a very challenging investment environment.

Toward the end of 2021, global capital markets shifted dramatically toward a risk-off posture as global central banks began to withdraw liquidity from the global financial system by raising interest rates. A rising interest environment is challenging for all assets as rising discount rates compress equity market valuations (Price to Earnings ratios) and directly reduce the value of fixed income investments. In the first half of 2022, global capital markets experienced very significant losses across the board, and sectors with the highest growth rates and those that had performed very well in 2020 and 2021, dramatically decreased in value. The withdrawal of liquidity by the Fed and other central banks triggered a wave of deleveraging that prompted rapid outflows from capital markets for the first time in many years. Digital assets such as Bitcoin experienced significant price pressure, and investors reacted by reducing exposures, which put further downward pressure on the asset class.

The design of the AdvisorShares Managed Bitcoin Strategy ETF is well suited to this type of market volatility and enabled the Fund to achieve the goal of mitigating downside risk during significant drawdowns. We believe that the Fund is well positioned to continue to provide investors with an alternative to direct ownership of Bitcoin by mitigating many of the risks associated with owning and managing digital assets and helping advisors integrate this important, but highly volatile, asset into client portfolios. Markowitz portfolio theory has shown that including volatile assets with low correlation to traditional assets into a portfolio can increase the efficiency and return profile of the portfolio, and we believe CRYP can play an important role in diversified portfolios.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 27, 2022* to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

Since Inception 4/27/2022*
AdvisorShares Managed Bitcoin Strategy ETF NAV	-40.95%
AdvisorShares Managed Bitcoin Strategy ETF Market Price**	-41.08%
The Bitcoin Index	-52.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.61% and the net expense ratio is 0.61%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.49%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The NYSE Bitcoin Index aims to represent the value of (1) bitcoin in U.S. Dollars (USD) as of 4 PM U.K. time each weekday. The Index is calculated sourcing data from qualified exchanges, currently GDAX and itBit. Only bitcoin transactions conducted in USD are eligible to be input into the Index. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (ticker: MINC) posted a return of -5.24%, based on NAV and -5.19%, based on Market Price as compared to -10.29% for the Bloomberg U.S. Aggregate Bond Index or -5.19% for the BofA Merrill lynch 1-5 Year U.S. Corporate & Government Bond Index for the 1-year period ended June 30, 2022.

Global central banks intensified their fight with inflation during the period, signaling they will remain vigilant until inflation objectives are met. This backdrop clouded the outlook for global and regional economic growth, resulting in negative total returns for most assets. The pandemic remains a global issue, with China’s zero-COVID policy continuing to delay the normalization of supply chains. Meanwhile, the war between Russia and Ukraine is an ongoing economic shock to food and energy prices. These unresolved issues make economic forecasting and modeling a challenge and will likely contribute to a volatile investing environment for the next several quarters.

During the most recent one-year period, MINC’s allocation to asset backed securities and non-agency residential mortgage-backed securities had a positive impact on the Fund. We are still constructive on both short duration credit backed by the U.S. consumer, and mortgage credit. The underweight to investment grade corporates also positively contributed to performance. The focus on higher quality loans in the Fund benefited performance as BB risk continued to outperform lower-quality cohorts. The Fund’s underweight to U.S. Treasuries was the primary detractor from performance. Allocation to the corporate high yield sector also had a negative impact on performance. Factors that have plagued the high yield market for the last few months persist: the war in Ukraine rages on, supply chain disruptions continue, and U.S. Treasury yields rose as the market tried to handicap the levers the FOMC will pull to quell inflation.

We believe some of the best total return and yield opportunities can be found in spread sectors. However, given the increased risk of a recession, we have reduced some exposure to spread sectors that would typically be more negatively impacted, such as corporate high yield and bank loans. Credit selection and positioning remain key. Specific sectors that demonstrate the best relative value for us include out-of-index/off-the-run ABS, non-agency RMBS, and BBB-rated corporate investment grade.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	Since Inception 3/19/2013*
AdvisorShares Newfleet Multi-Sector Income ETF NAV	-5.24%	0.00%	1.02%	1.50%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	-5.19%	0.05%	1.02%	1.50%
Bloomberg U.S. Aggregate Bond Index	-10.29%	-0.93%	0.88%	1.49%
BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index	-5.19%	0.14%	1.11%	1.17%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.79% and net expense ratio is 0.76%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

The BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares North Square McKee Core Reserves ETF (HOLD)

C.S. McKee assumed the role of subadvisor for the AdvisorShares North Square McKee Core Reserves ETF (ticker: HOLD) November 1, 2021, continuing to manage it as a short-term maturity, investment grade fixed income portfolio. With market interest rates rising quickly in response to the Federal Reserve’s belated response to rising inflation and balancing the need for income with principal preservation, portfolio duration was managed to the low end of the fund’s stated 0.50 years to 1.25 years target range. Performance for the eight-month period ended June 30, 2022 was -0.76%.

Fund holdings include securitized (asset backed and commercial mortgage backed), corporate, agency, and Treasury bonds. Growing concerns for a mild recession lead us to maintain average quality of AA-, on par with the Fund’s long-term target. Asset backed securities, a consistent and significant allocation in the Fund, underperformed Treasuries in the first half of 2022, but have stabilized in third quarter.

We expect to see a further tightening in financial conditions in the second half of 2022 as the battle to contain inflation continues. We believe the Fed Funds rate should peak in the 3.75% to 4% range by early next year, an environment in which portfolio duration will likely be increased to approximately one year with a corresponding increase in yield.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	Since Inception 1/14/2014*
AdvisorShares North Square McKee Core Reserves ETF NAV	-0.68%	0.41%	1.06%	0.87%
AdvisorShares North Square McKee Core Reserves ETF Market Price**	-0.76%	0.39%	1.04%	0.86%
Bloomberg U.S. Treasury Bill 1-3 Month Index	0.18%	0.57%	1.05%	0.69%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.57% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg U.S. Treasury Bill 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Bloomberg U.S. 1-3 Month Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares North Square McKee ESG Core Bond ETF (MENV)

C.S. McKee assumed the role of subadvisor for AdvisorShares North Square McKee ESG Core Bond ETF (ticker: MENV) November 1, 2021, converting it to a core fixed income ESG* managed product employing our proprietary model. Fund performance for the period ended June 30, 2022 was largely driven by the significant rise in market interest rates and the corresponding increase in measured volatility. As inflation proved itself to be anything but transitory, the Federal Reserve belatedly took action to slow economic growth. The Fed Funds rate is expected to rise more than 3% from the previous low, tightening financial conditions.

The Fund’s overweight to the corporate and agency sectors adversely impacted returns as yield spreads versus Treasuries widened over this period. Investors generally reduced their allocation to fixed income or took less risk in the space, pressuring prices lower. The market began to find some balance in mid-June, with market interest rates peaking and investor demand for all areas of the bond market improving.

We expect to see a further tightening in financial conditions in the second half of 2022 as the battle to contain inflation continues. We believe the Fed Funds rate should peak in the 3.75% to 4% range by early next year, an environment in which market volatility should also top out. The portfolio’s significant overweight to callable securities (mortgage passthroughs and agency debentures) are expected to perform well in this scenario, boosting performance without assuming added credit risk.

*	Environmental, social, and governance (ESG) criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2012 to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	10 Year
AdvisorShares North Square McKee ESG Core Bond ETF NAV	-9.67%	-1.36%	0.62%	1.93%
AdvisorShares North Square McKee ESG Core Bond ETF Market Price**	-10.29%	-1.57%	0.47%	1.86%
Bloomberg U.S. Aggregate Bond Index	-10.29%	-0.93%	0.88%	1.54%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.89% and the net expense ratio is 0.47%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.47%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Poseidon Dynamic Cannabis ETF (PSDN)

The AdvisorShares Poseidon Dynamic Cannabis ETF (ticker: PSDN) launched in November of 2021. Since its launch through the end of the second quarter of 2022, while its performance has been negative, PSDN has experienced new share creations totaling approximately $13.3 million of inflows. These inflows were despite incredibly challenging times in cannabis and broader markets. PSDN can actively use moderate levels of leverage, at portfolio management’s discretion, and had an average leverage position of 122% from its inception.

The cannabis sector largely peaked in February 2021 and has been negative for 18 consecutive months through the end of the second quarter of 2022. It is our belief that most of the decline is attributable to what now is proving to be previously overly optimistic expectations from the industry and the analysts. Predicting state-level or international regulatory progress on cannabis has been an extremely challenging exercise, as well as a big contributor to missed expectations and lowering guidance in 2021 through 2023.

As we enter the second half of 2022, growth in the cannabis sector is starting to reaccelerate with decelerating to stabilizing pricing trends in key markets along with new adult use access opening in many new markets, including New Jersey. Growth with low valuations creates a very compelling backdrop for the cannabis sector’s equity performance to potentially perform positively on an absolute basis and a relative basis compared to other equity sectors over the subsequent quarters and years ahead.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period November 17, 2021* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

Since Inception 11/17/2021*
AdvisorShares Poseidon Dynamic Cannabis ETF NAV	-75.52%
AdvisorShares Poseidon Dynamic Cannabis ETF Market Price**	-75.50%
S&P 500 Index	-18.70%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.92% and the net expense ratio is 0.92%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Psychedelics ETF (PSIL)

The AdvisorShares Psychedelics ETF (ticker: PSIL) launched with an inception date of September 15, 2021. Through June 30, 2022, it has just over 9 months of performance. Since the Fund’s launch, its performance has been quite volatile and overall negative. The psychedelics market is a very new and concentrated area made up of only a small universe of mostly micro-cap securities.

The psychedelic industry should be expected to be extremely volatile. Psychedelic companies are primarily mental health-related biotech and pharmaceutical companies. The value of such corporations is primarily based of intellectual property and drug or treatment pipelines. After negative performance in the past year, we feel psychedelics offer great potential for long term investors who understand the risk of a new and very nascent industry.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 16, 2021* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

Since Inception 9/16/2021*
AdvisorShares Psychedelics ETF NAV	-74.44%
AdvisorShares Psychedelics ETF Market Price**	-73.50%
S&P 500 Index	-14.53%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.68% and the net expense ratio is 0.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure Cannabis ETF (YOLO)

The AdvisorShares Pure Cannabis ETF (ticker: YOLO) was negative over the past fiscal year as was all the cannabis sector. In the prior fiscal year ending in June of 2021, the Fund positively outperformed the S&P 500 Index. An investment in the cannabis industry should be expected to be very volatile.

Over the past year, cannabis stocks have pulled back after reaching a high point in February 2021 following U.S. elections that caused expectations of some form of cannabis legalization. Actual Federal cannabis reform has been slow to develop. For the period July 1, 2021 through fiscal year ended June 30, 2022, YOLO lost more than 73% on its market price and net asset value.

As a specialty area of investing, cannabis stocks as a group can perform with low correlation to the overall broader market. Many investors feel that the cannabis industry’s success lies with Federal law reform in the U.S. Following a rather constant sell-off and underperformance over the past year (and longer), we are very bullish long-term for the cannabis market’s growth prospects from current under-valued prices and anticipate major legislative reform and market development in the cannabis industry.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 17, 2019* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	Since Inception 4/17/2019*
AdvisorShares Pure Cannabis ETF NAV	-73.99%	-36.34%	-36.19%
AdvisorShares Pure Cannabis ETF Market Price**	-73.93%	-36.32%	-36.14%
S&P 500 Index	-10.62%	10.60%	10.52%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.76% and net expense ratio is 0.71%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure US Cannabis ETF (MSOS)

After launching in the Fall of 2020, the AdvisorShares Pure US Cannabis ETF (ticker: MSOS) has completed its first full fiscal year of performance. As should be expected for a focused U.S.-only cannabis fund, performance has been extremely volatile since its inception. In the past year, the Fund’s performance has been negative. After reaching a high point in February of 2021, cannabis stocks, as a group, have been beaten down as U.S. cannabis law reforms were slower to develop than investors expected. The lack of Federal cannabis reform impacts U.S. cannabis stock prices in many ways as they trade on secondary exchanges in Canada and OTC (over the counter) in the U.S. and face trading availability limitations in U.S. bank and brokerage firms. As the Fund is 100% U.S.-focused, it is more susceptible to volatility based on U.S. cannabis laws and potential changes to those laws.

The Fund’s future performance is expected to be affected by continued growth in state-by-state U.S. cannabis sales and could be greatly impacted by anticipated Federal reforms in cannabis laws. From the current price levels, we are very bullish on U.S. cannabis market and the eventuality of cannabis-positive changes in U.S. Federal laws.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 1, 2020* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	Since Inception 9/1/2020*
AdvisorShares Pure US Cannabis ETF NAV	-74.20%	-38.19%
AdvisorShares Pure US Cannabis ETF Market Price**	-74.06%	-38.12%
S&P 500 Index	-10.62%	5.52%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.73% and net expense ratio is 0.73%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Q Dynamic Growth ETF (QPX)

During the past fiscal year (July 1, 2021 – June 30, 2022), the AdvisorShares Q Dynamic Growth ETF’s (ticker: QPX) assets under management (AUM) started at $68.7M, grew to $120M (+74%) at its peak, and finished at a value of $40.2M (-67%). Corresponding prices (NAV) were from $28.12 to a high of $31.02 (+11%), down to $22.01 (-29%). While there is a correlation between price and AUM, the change in AUM appears to have been driven by other factors (potentially, clients not wanting to be long equities during the first half of the year). Over the past twelve months, QPX finished behind its benchmark, the S&P 500 Index.

QPX’s investment model stayed heavily weighted in large cap stocks and the technology sector throughout the period. This exposure has a much higher risk/reward characteristics than other segments of the market (per our model). Many contributing factors were at play, most importantly, the breakdown in performance of portfolio holding Invesco NASDAQ Internet ETF (ticker: PNQI) during the 4th quarter of 2021. It was replaced by iShares U.S. Technology ETF (ticker: IYW) according to QPX’s quantitative process. Other factors were the sudden rise in interest rates and inflation worries.

There were no risk-off rebalancing trades triggered by the model’s QIX index, which saw its value fluctuate from 12.93% to 31.7%, approaching but never passing the key 37.5% rebalancing level. The lion’s share of the portfolio exposure remains in large cap growth and the technology sector.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 28, 2020* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	Since Inception 12/28/2020*
AdvisorShares Q Dynamic Growth ETF NAV	-21.70%	-8.09%
AdvisorShares Q Dynamic Growth ETF Market Price**	-21.76%	-8.12%
S&P 500 Index	-10.62%	2.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.72% and net expense ratio is 1.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.45%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Q Portfolio Blended Allocation ETF (QPT)

During the past fiscal year (July1, 2021 – June 30, 2022), the AdvisorShares Q Portfolio Balanced Allocation ETF’s (ticker: QPT) assets under management (AUM) started at $3.48M and finished at a value of $2.68M (-23%). Corresponding prices (NAV) were from $25.76 and down to $22.60 (-12%), respectively. While there is a correlation between price and AUM, the change in AUM appears to have been driven by other factors. Over the last twelve months, QPT finished behind its blended benchmark – 60% S&P 500 Index / 40% Bloomberg Aggregate Bond Index.

The sudden rise in interest rates and inflation worries were contributing factors to QPT’s negative performance. There were no risk-off rebalancing trades triggered by the model’s QIX index, which saw its value fluctuate from 12.93% to 31.7%, approaching but never passing the key 37.5% rebalancing level. QPT has maintained exposure to a diversified group of asset classes such as gold, long-term bonds and stocks in the amounts that the model identifies as optimum in terms of expected reward for the risk taken.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 28, 2020* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	Since Inception 12/28/2020*
AdvisorShares Q Portfolio Blended Allocation ETF NAV	-19.83%	-11.91%
AdvisorShares Q Portfolio Blended Allocation ETF Market Price**	-19.81%	-11.91%
60% S&P 500 Index/40% Bloomberg U.S. Aggregate Bond Index	-10.24%	-1.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.19%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Bloomberg U.S. Aggregate Bond TR USD Index is an unmanaged index considered representative of the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

For the year ended June 30, 2022, the AdvisorShares Ranger Equity Bear ETF (ticker: HDGE) performed 38.48% (NAV) versus the S&P 500’s total return of -10.62%.

After an historic influx of liquidity to negate the economic impacts of COVID, the market has begun reverting course. The liquidity situation is now unfavorable. Historic inflation levels have led to tightening by the Federal Reserve. Liquidity has been withdrawn from its balance sheet. Corporations have begun to pare back stock buyback activity. The IPO market has softened. Hyped areas such as SPACs have seen the air deflate out of the sector. As a result, the market has started to differentiate “good” companies from “bad” ones and there is less of a sentiment that “a rising tide lifts all boats.” This situation is largely the first break from when the bull market started in 2009.

The differentiation in quality has benefited HDGE. The Fund focuses on the lowest quality companies with respect to earnings quality, cash flow generation, and strength of balance sheet. In our opinion, this current situation may persist for some time.

Typically, rallies when the market is under pressure are very powerful. Low quality stocks can bounce hard compared with the indexes. However, as long as the liquidity situation remains unfavorable, these stocks tend to trend down over time. This situation benefits the fund’s strategy. We expect continued volatility above norms and higher than average trading activity going forward.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 30, 2012 to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	10 Year
AdvisorShares Ranger Equity Bear ETF NAV	38.48%	-20.63%	-17.91%	-18.04%
AdvisorShares Ranger Equity Bear ETF Market Price*	38.96%	-20.56%	-17.83%	-18.01%
S&P 500 Index	-10.62%	10.60%	11.31%	12.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 5.20%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Restaurant ETF (EATZ)

The AdvisorShares Restaurant ETF (ticker: EATZ) launched in April of 2021 and has just completed its first full fiscal year of performance. Over the past year, the Fund has lost value and underperformed the overall market as restaurants overall have faced numerous challenges. The industry suffered greatly in recent years from COVID-19, but in the past 12 months, labor shortages and increased employee turnover have impacted restaurants more than most areas. Supply chain issues and overall inflation costs added pressure to restaurant businesses.

Even while the Fund’s overall performance is tied to the success of the restaurant industry, we aim for relative outperformance through individual security selection within the restaurant area. The Fund is meant for investors with a long-term focus. We are bullish about the future growth prospects of the restaurant industry as world economic conditions improve and employment and supply chain issues stabilize.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 20, 2021* to June 30, 2022

HISTORICAL PERFORMANCE

Total Return as of June 30, 2022

	1 Year	Since Inception 4/20/2021*
AdvisorShares Restaurant NAV	-30.46%	-26.84%
AdvisorShares Restaurant ETF Market Price**	-30.62%	-26.99%
S&P 500 Index	-10.62%	-5.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.99% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (ticker: VEGA) finished the fiscal year ended June 30, 2022, with a return of -12.64% (NAV). The first part of this year was the worst first half of a year for U.S. equity markets since 1970 and the worst start ever for broad fixed income markets. Most of the loss (-12.06%) came during the last quarter of the period as the markets struggled due to the war in Ukraine, inflation, and recession fears. While there was no place to hide, the use of options helped to reduce the overall loss. VEGA’s U.S. Equity exposure at the end of the period was approximately 48%. In addition to U.S. Equity, VEGA had exposure to Fixed Income and Emerging and Developed Foreign Markets.

During the previous 12 months, VEGA completed quite a few tactical shifts. In Q3 2021 both Global Technology and Short-Term High Yield were eliminated from the portfolio in favor of U.S. Energy and U.S. Inflation Protected Treasuries. In the middle of the Fourth Quarter of 2021, we reduced or eliminated our exposure to EAFE, Small-Caps, US Energy and Technology and increased our exposure to the Mid-Caps, U.S. Treasuries and Core Bonds. VEGA continues to sell Covered Calls* and hold Protective Puts when deemed inexpensive to do so. ** As the markets declined, we increased our coverage exposure to 85% of the S&P and during Q2 2022 we were able to roll out of our Covered Calls and resell them multiple times to capture increased premium. In addition, we rolled out of our Protective puts; however, due to increased volatility and high cost we did not repurchase them. The increase in call coverage and our cash position helped to manage the risk of the portfolio.

While the last few months have been challenging for the Equity and Fixed Income Markets and the possibility of a recession is being raised, we remain focused on managing VEGA’s portfolio for long-term investors. We believe the outlook for future returns may have improved. Bear markets don’t last forever and tend to be only half the length of bull markets. Historically, while the average bear market has delivered a 41% decline, the average bull market has delivered a 162% increase. Recessions are also temporary. Unless you are an expert recession-timer, it makes sense over the long run to stay positioned for the good times. Further, markets tend to move before recessions, both on the way in and the way out. You certainly don’t want to miss markets on the way back up. Remember that markets have yet to fail to make it back to their prior peak and timing the market as to when to get back in is difficult at best. We continue to believe there is value in a globally diversified balanced equity portfolio. While Equity Markets had been on an uninterrupted bull run since November of 2020, the S&P 500 Index has historically experienced an average intra-year drop of 14.3% each year since 1980. We were due for a correction. Lastly, our use of Options and Fixed Income can provide alternative sources of income and help manage risk.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	5 Year	Since Inception 9/17/2012*
AdvisorShares STAR Global Buy-Write ETF NAV	-12.64%	2.78%	3.87%	3.73%
AdvisorShares STAR Global Buy-Write ETF Market Price**	-12.60%	2.89%	3.87%	3.74%
MSCI All Country World Index (Net)	-15.75%	6.21%	7.00%	8.00%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the einvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.65% and the net expense ratio is 2.02%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Vice ETF (VICE)

The AdvisorShares Vice ETF (ticker: VICE) somewhat underperformed the overall market as measured by the S&P 500 Index for the 12-month timeframe of July 1, 2021, through June 30, 2022. The opposite had been true in the previous fiscal year with VICE outperforming the S&P 500 Index for the 12 months ended June 30, 2021.

The Vice ETF’s investments in casinos, video gaming, hospitality and entertainment weighed negatively on performance along with the overall market being negative in 2022. Over a longer period of time, we often expect investments areas such as alcohol and tobacco to be less volatile and to hold up better in negative markets.

As the overall market remains unpredictable in mid-2022 with inflation, supply chain and employment issues weighing on the economy, we believe that alcohol, gaming, entertainment, and other vice-oriented stocks continue to be attractive and show “market-resistant” qualities. We expect the Vice ETF to perform with less volatility than the overall market and certain vice-oriented stocks to offer positive growth regardless of overall market conditions.

While the Fund’s overall performance is largely tied to the areas of alcohol, gambling, online gaming, and food, we seek relative outperformance through good individual security selection and successful trading techniques.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 12, 2017* to June 30, 2022

HISTORICAL PERFORMANCE
Total Return as of June 30, 2022

	1 Year	3 Year	Since Inception 12/12/2017*
AdvisorShares VICE ETF NAV	-29.45%	1.67%	1.61%
AdvisorShares VICE ETF Market Price**	-29.62%	1.56%	1.55%
S&P 500 Index	-10.62%	10.60%	9.96%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.71% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited)

As a shareholder of a Fund, you incur transaction costs and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2022 and held for the period ended June 30, 2022, unless noted below for Funds not in operations for the full six month period.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Alpha DNA Equity Sentiment ETF
Actual	$1,000.00	$753.80	1.02%	$4.44	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.74	1.02%	$5.11
AdvisorShares Dorsey Wright ADR ETF
Actual	$1,000.00	$765.30	1.05%	$4.60	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26
AdvisorShares Dorsey Wright Alpha Equal Weight ETF
Actual	$1,000.00	$737.30	0.97%	$4.18	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.98	0.97%	$4.86
AdvisorShares Dorsey Wright FSM All Cap World ETF(7)
Actual	$1,000.00	$801.70	0.96%	$4.29	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.03	0.96%	$4.81

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Dorsey Wright FSM US Core ETF(7)
Actual	$1,000.00	$790.00	0.97%	$4.31	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.98	0.97%	$4.86
AdvisorShares Dorsey Wright Micro Cap ETF
Actual	$1,000.00	$767.20	1.25%	$5.48	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Dorsey Wright Short ETF
Actual	$1,000.00	$1,228.80	1.25%	$6.91	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares DoubleLine Value ETF
Actual	$1,000.00	$873.50	0.90%	$4.18	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
AdvisorShares Drone Technology ETF
Actual	$1,000.00	$881.40	0.99%	$1.63	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,007.03	0.99%	$1.74
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$803.30	0.65%	$2.91	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
AdvisorShares Gerber Kawasaki ETF
Actual	$1,000.00	$616.70	0.75%	$3.01	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Hotel ETF
Actual	$1,000.00	$744.10	0.99%	$4.28	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Let Bob AI Powered Momentum ETF
Actual	$1,000.00	$930.10	0.99%	$3.72	(3)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.60	0.99%	$3.88
AdvisorShares Managed Bitcoin Strategy ETF(7)
Actual	$1,000.00	$590.50	1.49%	$2.08	(4)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,006.15	1.49%	$2.62
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$950.00	0.75%	$3.63	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares North Square McKee Core Reserves ETF(5)
Actual	$1,000.00	$993.60	0.35%	$1.73	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
AdvisorShares North Square McKee ESG Core Bond ETF(6)
Actual	$1,000.00	$900.10	0.47%	$2.21	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.46	0.47%	$2.36
AdvisorShares Poseidon Dynamic Cannabis ETF
Actual	$1,000.00	$312.80	0.99%	$3.22	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Psychedelics ETF
Actual	$1,000.00	$458.00	0.99%	$3.58	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Pure Cannabis ETF
Actual	$1,000.00	$405.10	0.53%	$1.85	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.17	0.53%	$2.66
AdvisorShares Pure US Cannabis ETF
Actual	$1,000.00	$405.50	0.74%	$2.58	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
AdvisorShares Q Dynamic Growth ETF(7)
Actual	$1,000.00	$720.60	1.13%	$4.82	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.19	1.13%	$5.66
AdvisorShares Q Portfolio Blended Allocation ETF(7)
Actual	$1,000.00	$763.90	0.98%	$4.29	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.93	0.98%	$4.91
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$1,290.10	1.67%	$9.48	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.51	1.67%	$8.35
AdvisorShares Restaurant ETF
Actual	$1,000.00	$721.70	0.99%	$4.23	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares STAR Global Buy-Write ETF(7)
Actual	$1,000.00	$842.20	1.85%	$8.45	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Annualized Expense Ratio for the Period	Expenses Paid
AdvisorShares Vice ETF
Actual	$1,000.00	$764.70	0.99%	$4.33	(1)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96

(1)	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).
(2)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 65/365 (to reflect commencement of operations of April 27, 2022).
(3)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 142/365 (to reflect commencement of operations of February 9, 2022).
(4)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 65/365 (to reflect commencement of operations of April 27, 2022).
(5)	Formerly know as AdvisorShares Sage Core Reserves ETF.
(6)	Formerly known as AdvisorShares FolioBeyond Smart Core Bond ETF.
(7)	The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the funds in which the Fund is invested in. These ratios do not include these indirect fees and expenses.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 95.0%

Airlines — 1.8%
Allegiant Travel Co.*	4,150	$469,323
American Airlines Group, Inc.*	35,998	456,455
Total Airlines		925,778

Apparel — 0.9%
Oxford Industries, Inc.	5,133	455,502

Auto Parts & Equipment — 0.9%
Titan International, Inc.*	29,686	448,259

Banks — 4.7%
Cullen/Frost Bankers, Inc.	4,111	478,726
Seacoast Banking Corp. of Florida	14,475	478,254
Synovus Financial Corp.	13,300	479,465
WesBanco, Inc.	15,172	481,104
Zions Bancorp NA	9,312	473,981
Total Banks		2,391,530

Building Materials — 1.9%
Mohawk Industries, Inc.*	3,749	465,213
Owens Corning	6,393	475,064
Total Building Materials		940,277

Chemicals — 5.6%
Albemarle Corp.	2,162	451,815
Celanese Corp.	3,911	459,973
Dow, Inc.	9,398	485,031
Huntsman Corp.	17,113	485,153
LyondellBasell Industries NV, Class A	5,558	486,103
Westlake Corp.	4,965	486,669
Total Chemicals		2,854,744

Commercial Services — 3.8%
AMN Healthcare Services, Inc.*	4,333	475,373
Cross Country Healthcare, Inc.*	24,162	503,294
I3 Verticals, Inc., Class A*	19,138	478,833
United Rentals, Inc.*	1,957	475,375
Total Commercial Services		1,932,875

Computers — 2.7%
Crowdstrike Holdings, Inc., Class A*	2,693	453,932
Pure Storage, Inc., Class A*	18,163	466,971
Zscaler, Inc.*(a)	2,968	443,745
Total Computers		1,364,648
Investments	Shares	Value
COMMON STOCKS (continued)

Cosmetics/Personal Care — 2.0%
elf Beauty, Inc.*	17,045	$522,940
Inter Parfums, Inc.	6,715	490,598
Total Cosmetics/Personal Care		1,013,538

Distribution/Wholesale — 3.8%
Core & Main, Inc., Class A*	22,072	492,206
Fastenal Co.	9,488	473,641
Watsco, Inc.	2,015	481,222
WW Grainger, Inc.	1,054	478,969
Total Distribution/Wholesale		1,926,038

Diversified Financial Services — 1.9%
Discover Financial Services	4,946	467,793
Enova International, Inc.*	16,461	474,406
Total Diversified Financial Services		942,199

Electronics — 1.9%
Avnet, Inc.	11,237	481,843
Hubbell, Inc.	2,616	467,165
Total Electronics		949,008

Energy — Alternate Sources — 0.9%
Enphase Energy, Inc.*	2,375	463,695

Food — 1.8%
Albertsons Cos., Inc., Class A	16,753	447,640
Chefs’ Warehouse, Inc. (The)*	11,988	466,213
Total Food		913,853

Healthcare — Products — 1.0%
PerkinElmer, Inc.	3,376	480,135

Healthcare — Services — 1.0%
Centene Corp.*	5,789	489,807

Home Builders — 1.8%
Skyline Champion Corp.*	9,847	466,945
Winnebago Industries, Inc.	9,383	455,638
Total Home Builders		922,583

Internet — 1.8%
Airbnb, Inc., Class A*	4,863	433,196
Palo Alto Networks, Inc.*	975	481,592
Total Internet		914,788

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Investment Companies — 1.0%
Oaktree Specialty Lending Corp.	75,345	$493,510

Iron/Steel — 0.9%
Allegheny Technologies, Inc.*	20,843	473,345

Leisure Time — 0.9%
Malibu Boats, Inc., Class A*	9,054	477,236

Oil & Gas — 13.9%
Berry Corp.	60,846	463,647
Brigham Minerals, Inc., Class A	19,089	470,162
Callon Petroleum Co.*	11,410	447,272
Chevron Corp.	3,327	481,683
Delek US Holdings, Inc.*	17,937	463,492
Devon Energy Corp.	8,510	468,986
Diamondback Energy, Inc.	3,946	478,058
Earthstone Energy, Inc., Class A*	33,604	458,695
Helmerich & Payne, Inc.	11,120	478,827
Magnolia Oil & Gas Corp., Class A(a)	22,670	475,843
Marathon Oil Corp.	21,286	478,509
Matador Resources Co.	9,909	461,660
Occidental Petroleum Corp.	8,356	492,001
PDC Energy, Inc.	7,680	473,165
Whiting Petroleum Corp.	6,566	446,685
Total Oil & Gas		7,038,685

Oil & Gas Services — 2.9%
Halliburton Co.	15,352	481,439
MRC Global, Inc.*	49,582	493,837
NexTier Oilfield Solutions, Inc.*	51,564	490,373
Total Oil & Gas Services		1,465,649

Packaging & Containers — 0.9%
Packaging Corp. of America	3,449	474,237

Pharmaceuticals — 1.0%
McKesson Corp.	1,499	488,989

REITS — 0.9%
Weyerhaeuser Co.	14,447	478,485

Retail — 4.6%
Beacon Roofing Supply, Inc.*	9,475	486,636
BlueLinx Holdings, Inc.*	7,049	470,944
Texas Roadhouse, Inc.	6,351	464,893
Ulta Beauty, Inc.*	1,213	467,587
Williams-Sonoma, Inc.	3,974	440,915
Total Retail		2,330,975
Investments	Shares	Value
COMMON STOCKS (continued)

Savings & Loans — 1.0%
Provident Financial Services, Inc.	21,895	$487,383

Semiconductors — 11.9%
Advanced Micro Devices, Inc.*	5,647	431,826
Analog Devices, Inc.	3,239	473,185
Broadcom, Inc.	965	468,807
Cirrus Logic, Inc.*	6,628	480,795
Lattice Semiconductor Corp.*	9,280	450,080
Marvell Technology, Inc.	10,184	443,310
MaxLinear, Inc.*	13,831	469,977
Microchip Technology, Inc.	8,032	466,499
Monolithic Power Systems, Inc.	1,169	448,943
NXP Semiconductors NV (China)	3,079	455,784
ON Semiconductor Corp.*	8,976	451,583
QUALCOMM, Inc.	3,837	490,138
Silicon Laboratories, Inc.*	3,363	471,560
Total Semiconductors		6,002,487

Software — 2.7%
Braze, Inc., Class A*	12,032	435,919
HashiCorp, Inc., Class A*	15,290	450,138
Intuit, Inc.	1,207	465,226
Total Software		1,351,283

Transportation — 12.2%
ArcBest Corp.	6,764	475,982
CH Robinson Worldwide, Inc.	4,664	472,790
Eagle Bulk Shipping, Inc.(a)	9,217	478,178
Frontline Ltd. (Norway)*	51,892	459,763
Genco Shipping & Trading Ltd.	24,716	477,513
Hub Group, Inc., Class A*	6,799	482,321
JB Hunt Transport Services, Inc.	3,006	473,355
Landstar System, Inc.	3,283	477,414
Marten Transport Ltd.	28,168	473,786
Saia, Inc.*	2,538	477,144
Schneider National, Inc., Class B	21,365	478,149
Scorpio Tankers, Inc. (Monaco)	13,355	460,881
Star Bulk Carriers Corp. (Greece)	19,119	477,784
Total Transportation		6,165,060
Total Common Stocks (Cost $54,562,576)		48,056,581

MONEY MARKET FUND — 0.7%
Fidelity Investments Money Market Government Portfolio — Class I, 1.21%(b) (Cost $349,010)	349,010	349,010

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments (continued)

June 30, 2022

	Notional Amount	Contracts
PURCHASED PUT OPTIONS — 4.4%
Shares Russell 2000 ETF, expiring 10/21/22, Strike Price $163.00	32,600,000	2,000	$1,741,000
SPDR S&P 500 ETF Trust, expiring 08/19/22, Strike Price $370.00	14,837,000	401	463,356
Total Purchased Put Options (Cost $1,761,945)			2,204,356

REPURCHASE AGREEMENT — 0.4%(c)
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $199,499, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $203,480) (Cost $199,490)		$199,490	$199,490

Total Investments — 100.5% (Cost $56,873,021)			50,809,437
Liabilities in Excess of Other Assets — (0.5%)			(236,105)
Net Assets — 100.0%			$50,573,332

ETF — Exchange Traded Fund

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,038,480; the aggregate market value of the collateral held by the fund is $1,109,717. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $910,227.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES ALPHA DNA EQUITY SENTIMENT ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$48,056,581	$—	$—	$48,056,581
Money Market Fund	349,010	—	—	349,010
Purchased Put Options	2,204,356	—	—	2,204,356
Repurchase Agreement	—	199,490	—	199,490
Total	$50,609,947	$199,490	$—	$50,809,437

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Airlines	1.8%
Apparel	0.9
Auto Parts & Equipment	0.9
Banks	4.7
Building Materials	1.9
Chemicals	5.6
Commercial Services	3.8
Computers	2.7
Cosmetics/Personal Care	2.0
Distribution/Wholesale	3.8
Diversified Financial Services	1.9
Electronics	1.9
Energy — Alternate Sources	0.9
Food	1.8
Healthcare — Products	1.0
Healthcare — Services	1.0
Home Builders	1.8
Internet	1.8
Investment Companies	1.0
Iron/Steel	0.9
Leisure Time	0.9
Oil & Gas	13.9
Oil & Gas Services	2.9
Packaging & Containers	0.9
Pharmaceuticals	1.0
Purchased Put Options	4.4
REITS	0.9

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Retail	4.6%
Savings & Loans	1.0
Semiconductors	11.9
Software	2.7
Transportation	12.2
Money Market Fund	0.7
Repurchase Agreement	0.4
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 99.6%

Agriculture — 2.8%
British American Tobacco PLC (United Kingdom)(a)	27,594	$1,184,058

Airlines — 1.3%
Controladora Vuela Cia de Aviacion SAB de CV (Mexico)*(a)	53,122	545,563

Apparel — 4.4%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	15,061	1,840,755

Auto Manufacturers — 4.0%
Tata Motors Ltd. (India)*(a)(b)	65,800	1,702,246

Banks — 20.3%
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	225,935	1,021,226
Credicorp Ltd. (Peru)	8,106	971,991
Deutsche Bank AG (Germany)	95,089	831,078
HSBC Holdings PLC (United Kingdom)(a)(b)	35,500	1,159,785
ICICI Bank Ltd. (India)(a)	83,215	1,476,234
Itau Unibanco Holding SA (Brazil)(a)	223,390	956,109
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	188,790	1,008,139
UBS Group AG (Switzerland)(b)	66,651	1,081,079
Total Banks		8,505,641

Beverages — 3.0%
Diageo PLC (United Kingdom)(a)	7,340	1,278,041

Chemicals — 6.6%
ICL Group Ltd. (Israel)(b)	95,300	865,324
Sasol Ltd. (South Africa)*(a)(b)	81,920	1,889,075
Total Chemicals		2,754,399

Commercial Services — 2.5%
RELX PLC (United Kingdom)(a)	38,690	1,042,309

Electric — 4.2%
Cia Paranaense de Energia (Brazil)(a)(b)	128,306	816,026
National Grid PLC (United Kingdom)(a)	14,810	958,059
Total Electric		1,774,085
Investments	Shares	Value
COMMON STOCKS (continued)

Electrical Components & Equipment — 2.7%
ABB Ltd. (Switzerland)(a)(b)	42,016	$1,123,088

Healthcare — Products — 2.4%
Alcon, Inc. (Switzerland)(b)	14,204	992,717

Healthcare — Services — 2.2%
ICON PLC (Ireland)*	4,228	916,208

Insurance — 2.3%
Aegon NV (Netherlands)(c)	220,767	966,959

Iron/Steel — 6.0%
ArcelorMittal SA (Luxembourg)	47,788	1,080,009
Ternium SA (Mexico)(a)	39,967	1,442,409
Total Iron/Steel		2,522,418

Metal Fabricate/Hardware — 3.6%
Tenaris SA(a)(b)	58,812	1,510,880

Mining — 1.8%
Gold Fields Ltd. (South Africa)(a)	81,400	742,368

Oil & Gas — 8.0%
Eni SpA (Italy)(a)	45,334	1,079,402
Equinor ASA (Norway)(a)(b)	42,626	1,481,680
Petroleo Brasileiro SA (Brazil)(a)	67,132	784,102
Total Oil & Gas		3,345,184

Pharmaceuticals — 3.9%
Novo Nordisk A/S (Denmark)(a)	14,680	1,635,792

Semiconductors — 2.7%
NXP Semiconductors NV (China)	7,561	1,119,255

Telecommunications — 8.2%
America Movil SAB de CV, Class L (Mexico)(a)	62,120	1,269,112
KT Corp. (South Korea)(a)	82,500	1,151,700
Telkom Indonesia Persero Tbk PT (Indonesia)(a)(b)	38,351	1,037,011
Total Telecommunications		3,457,823

Transportation — 6.7%
Danaos Corp. (Greece)	29,427	1,856,844
Diana Shipping, Inc. (Greece)	198,062	948,717
Total Transportation		2,805,561
Total Common Stocks (Cost $43,249,466)		41,765,350

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares/ Principal	Value
MONEY MARKET FUNDS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.03%(d)(e)	96,000	$96,000
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 1.36%(d)(e)	150,000	150,000
Invesco Government & Agency Portfolio, Institutional Class, 1.39%(d)(e)	158,000	158,000
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, Institutional Class, 1.38%(d)(e)	723,000	723,000
Total Money Market Funds (Cost $1,127,000)		1,127,000

REPURCHASE AGREEMENTS — 19.6%(e)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $2,179,067, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $2,222,552)	$2,178,973	2,178,973
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $2,179,067, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%,7/31/22-7/1/52, totaling $2,222,552)	2,178,973	2,178,973
Nomura Securities International, Inc., dated 06/30/22, due 07/01/22, 1.54%, total to be received $1,697,731, (collateralized by various U.S. Government Agency Obligations, 1.50%-6.50%, 7/1/27-6/1/52, totaling $1,731,612)	1,697,658	1,697,658
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $2,179,067, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $2,222,552)	$2,178,973	$2,178,973
Total Repurchase Agreements (Cost $8,234,577)		8,234,577

Total Investments — 121.9% (Cost $52,611,043)		51,126,927
Liabilities in Excess of Other Assets — (21.9%)		(9,189,107)
Net Assets — 100.0%		$41,937,820

PLC — Public Limited Company

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $9,038,711; the aggregate market value of the collateral held by the fund is $9,361,577.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2022.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$41,765,350	$—	$—	$41,765,350
Money Market Funds	1,127,000	—	—	1,127,000
Repurchase Agreements	—	8,234,577	—	8,234,577
Total	$42,892,350	$8,234,577	$—	$51,126,927

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	2.8%
Airlines	1.3
Apparel	4.4
Auto Manufacturers	4.0
Banks	20.3
Beverages	3.0
Chemicals	6.6
Commercial Services	2.5
Electric	4.2
Electrical Components & Equipment	2.7
Healthcare — Products	2.4
Healthcare — Services	2.2
Insurance	2.3
Iron/Steel	6.0
Metal Fabricate/Hardware	3.6
Mining	1.8
Oil & Gas	8.0
Pharmaceuticals	3.9
Semiconductors	2.7
Telecommunications	8.2
Transportation	6.7
Money Market Funds	2.7
Repurchase Agreements	19.6
Total Investments	121.9
Liabilities in Excess of Other Assets	(21.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 67.5%

Biotechnology — 3.7%
Halozyme Therapeutics, Inc.*	19,472	$856,768
United Therapeutics Corp.*	3,054	719,645
Total Biotechnology		1,576,413

Electronics — 1.7%
Mettler-Toledo International, Inc.*	624	716,832

Healthcare — Products — 6.8%
Edwards Lifesciences Corp.*	7,536	716,598
Envista Holdings Corp.*	17,141	660,614
STERIS PLC	3,549	731,627
Thermo Fisher Scientific, Inc.	1,454	789,929
Total Healthcare — Products		2,898,768

Healthcare — Services — 7.0%
Chemed Corp.	1,607	754,310
IQVIA Holdings, Inc.*	3,340	724,746
Molina Healthcare, Inc.*	2,554	714,124
UnitedHealth Group, Inc.	1,563	802,804
Total Healthcare — Services		2,995,984

Oil & Gas — 19.1%
Antero Resources Corp.*	22,287	683,097
APA Corp.	19,538	681,876
ConocoPhillips	8,406	754,943
Devon Energy Corp.	13,714	755,779
Diamondback Energy, Inc.	6,307	764,093
EOG Resources, Inc.	6,892	761,152
Hess Corp.	7,753	821,353
Marathon Oil Corp.	31,983	718,978
Marathon Petroleum Corp.	8,967	737,177
PDC Energy, Inc.	11,461	706,112
Pioneer Natural Resources Co.	3,414	761,595
Total Oil & Gas		8,146,155

Pharmaceuticals — 4.0%
Eli Lilly & Co.	2,743	889,363
McKesson Corp.	2,564	836,402
Total Pharmaceuticals		1,725,765
Investments	Shares	Value
COMMON STOCKS (continued)

Pipelines — 4.9%
Cheniere Energy, Inc.	5,802	$771,840
ONEOK, Inc.	12,542	696,081
Targa Resources Corp.	10,754	641,691
Total Pipelines		2,109,612

REITS — 20.3%
American Tower Corp.	2,775	709,262
Brixmor Property Group, Inc.	31,396	634,513
Crown Castle International Corp.	4,303	724,539
First Industrial Realty Trust, Inc.	13,947	662,204
Host Hotels & Resorts, Inc.	39,328	616,663
Iron Mountain, Inc.	15,210	740,575
Kimco Realty Corp.	31,797	628,627
Lamar Advertising Co., Class A	7,228	635,847
Mid-America Apartment Communities, Inc.	4,123	720,164
National Storage Affiliates Trust	14,128	707,389
Rexford Industrial Realty, Inc.	10,291	592,659
Ryman Hospitality Properties, Inc.*	8,599	653,782
Weyerhaeuser Co.	19,495	645,674
Total REITS		8,671,898
Total Common Stocks (Cost $30,604,347)		28,841,427

MONEY MARKET FUND — 32.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(a) (Cost $13,876,002)	13,876,002	13,876,002

Total Investments — 100.0% (Cost $44,480,349)		42,717,429
Liabilities in Excess of Other Assets — (0.0%)**		(20,521)
Net Assets — 100.0%		$42,696,908

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
**	Less than 0.05%.
(a)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$28,841,427	$—	$—	$28,841,427
Money Market Fund	13,876,002	—	—	13,876,002
Total	$42,717,429	$—	$—	$42,717,429

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Biotechnology	3.7%
Electronics	1.7
Healthcare — Products	6.8
Healthcare — Services	7.0
Oil & Gas	19.1
Pharmaceuticals	4.0
Pipelines	4.9
REITS	20.3
Money Market Fund	32.5
Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0)**
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.1%

Equity Fund — 99.1%
Invesco S&P 500 Low Volatility ETF	689,643	$42,757,866
Invesco S&P 500 Pure Value ETF	542,110	40,707,040
Total Exchange Traded Funds (Cost $90,147,136)		83,464,906

MONEY MARKET FUND — 1.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(a) (Cost $815,811)	815,811	815,811

Total Investments — 100.1% (Cost $90,962,947)		84,280,717
Liabilities in Excess of Other Assets — (0.1%)		(104,041)
Net Assets — 100.0%		$84,176,676

ETF — Exchange Traded Fund

(a)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$83,464,906	$—	$—	$83,464,906
Money Market Fund	815,811	—	—	815,811
Total	$84,280,717	$—	$—	$84,280,717

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.1%
Money Market Fund	1.0
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF
Schedule of Investments

June 30, 2022

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 99.7%

Equity Fund — 99.7%
Invesco S&P 500 Equal Weight ETF(a)	288,667	$38,747,772
Invesco S&P 500 Low Volatility ETF	657,150	40,743,300
Total Exchange Traded Funds (Cost $86,548,432)		79,491,072

MONEY MARKET FUNDS — 4.0%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, Institutional Class, 1.32%(b)(c)	399,000	399,000
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(b)	354,719	354,719
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 1.36%(b)(c)	399,000	399,000
Invesco Government & Agency Portfolio, Institutional Class, Institutional Class, 1.39%(b)(c)	399,000	399,000
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, Institutional Class, 1.38%(b)(c)	1,600,000	1,600,000
Total Money Market Funds (Cost $3,151,719)		3,151,719

REPURCHASE AGREEMENTS — 34.4%(c)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $7,043,355, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $7,183,913)	$7,043,052	7,043,052
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $7,043,355, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%,7/31/22-7/1/52, totaling $7,183,913)	7,043,052	7,043,052
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS (continued)
Nomura Securities International, Inc., dated 06/30/22, due 07/01/22, 1.54%, total to be received $6,333,003, (collateralized by various U.S. Government Agency Obligations, 1.50%-6.50%, 7/1/27-6/1/52, totaling $6,459,389)	$6,332,732	$6,332,732
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $7,043,355, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $7,183,913)	7,043,052	7,043,052
Total Repurchase Agreements (Cost $27,461,888)		27,461,888

Total Investments — 138.1% (Cost $117,162,039)		110,104,679
Liabilities in Excess of Other Assets — (38.1%)		(30,341,151)
Net Assets — 100.0%		$79,763,528

ETF — Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $29,423,216; the aggregate market value of the collateral held by the fund is $30,258,888.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$79,491,072	$—	$—	$79,491,072
Money Market Funds	3,151,719	—	—	3,151,719
Repurchase Agreements	—	27,461,888	—	27,461,888
Total	$82,642,791	$27,461,888	$—	$110,104,679

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.7%
Money Market Funds	4.0
Repurchase Agreements	34.4
Total Investments	138.1
Liabilities in Excess of Other Assets	(38.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 99.8%

Advertising — 1.3%
Entravision Communications Corp., Class A	10,692	$48,756
Stagwell, Inc.*(a)	8,686	47,165
Total Advertising		95,921

Banks — 17.5%
Amalgamated Financial Corp.	1,800	35,604
BayCom Corp.	2,034	42,063
BCB Bancorp, Inc.	2,000	34,060
Business First Bancshares, Inc.	1,604	34,181
Byline Bancorp, Inc.	1,892	45,029
Capstar Financial Holdings, Inc.	2,294	45,008
Carter Bankshares, Inc.*	2,615	34,518
Coastal Financial Corp.*	1,522	58,019
Esquire Financial Holdings, Inc.	1,420	47,286
Farmers & Merchants Bancorp, Inc.	1,077	35,746
First Bank	3,297	46,092
First Business Financial Services, Inc.	1,288	40,173
First Foundation, Inc.	1,725	35,328
First Internet Bancorp	990	36,452
Five Star Bancorp	1,404	37,094
Hanmi Financial Corp.	2,166	48,605
John Marshall Bancorp, Inc.	1,400	31,556
Mercantile Bank Corp.	1,164	37,190
Metrocity Bankshares, Inc.	1,528	31,034
Metropolitan Bank Holding Corp.*	723	50,191
Midland States Bancorp, Inc.	1,468	35,291
MVB Financial Corp.	1,277	39,727
Northeast Bank	1,366	49,900
Old Second Bancorp, Inc.	3,100	41,478
OP Bancorp	3,000	31,470
PCB Bancorp	2,299	42,945
Peapack-Gladstone Financial Corp.	1,084	32,195
Permianville Royalty Trust	9,657	32,158
Provident Bancorp, Inc.	2,779	43,630
Republic First Bancorp, Inc.*	8,008	30,510
Shore Bancshares, Inc.	2,072	38,332
South Plains Financial, Inc.	1,188	28,678
Unity Bancorp, Inc.	1,350	35,748
Total Banks		1,287,291
Investments	Shares	Value
COMMON STOCKS (continued)

Biotechnology — 1.2%
Bioceres Crop Solutions Corp. (Argentina)*(a)	3,151	$43,200
CTI BioPharma Corp.*(a)	8,100	48,357
Total Biotechnology		91,557

Chemicals — 2.4%
AdvanSix, Inc.	1,504	50,294
CVR Partners LP	941	93,959
Hawkins, Inc.	866	31,202
Total Chemicals		175,455

Coal — 5.6%
Alpha Metallurgical Resources, Inc.	1,846	238,374
Hallador Energy Co.*	9,100	49,231
NACCO Industries, Inc., Class A	1,000	37,900
Natural Resource Partners LP	1,432	53,313
SunCoke Energy, Inc.	5,066	34,500
Total Coal		413,318

Commercial Services — 10.7%
Alta Equipment Group, Inc.*	3,031	27,188
Barrett Business Services, Inc.	500	36,435
Carriage Services, Inc.	970	38,460
Civeo Corp.*	1,990	51,481
CRA International, Inc.	527	47,072
Cross Country Healthcare, Inc.*	2,824	58,824
DLH Holdings Corp.*	2,405	36,652
Franklin Covey Co.*	1,110	51,260
Hackett Group, Inc. (The)	2,140	40,596
HireQuest, Inc.(a)	2,208	31,111
Hudson Global, Inc.*	1,084	34,038
Information Services Group, Inc.	8,086	54,661
PFSweb, Inc.*	3,441	40,466
RCM Technologies, Inc.*	5,544	112,210
SEACOR Marine Holdings, Inc.*	4,639	26,721
Textainer Group Holdings Ltd. (China)	1,918	52,572
Transcat, Inc.*	897	50,959
Total Commercial Services		790,706

Distribution/Wholesale — 4.1%
A-Mark Precious Metals, Inc.	1,200	38,700
Hudson Technologies, Inc.*	11,308	84,923
Titan Machinery, Inc.*	1,617	36,237
Veritiv Corp.*	996	108,116

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Distribution/Wholesale (continued)
VSE Corp.	816	$30,665
Total Distribution/Wholesale		298,641

Diversified Financial Services — 3.7%
Diamond Hill Investment Group, Inc.	210	36,464
EZCORP, Inc., Class A*	6,088	45,721
GAMCO Investors, Inc., Class A	1,772	37,035
Oppenheimer Holdings, Inc., Class A	938	30,991
Regional Management Corp.	1,280	47,834
Silvercrest Asset Management Group, Inc., Class A	2,073	34,018
Velocity Financial, Inc.*	3,607	39,641
Total Diversified Financial Services		271,704

Electrical Components & Equipment — 0.5%
Insteel Industries, Inc.	1,142	38,451

Electronics — 1.6%
Bel Fuse, Inc., Class B	2,616	40,705
CyberOptics Corp.*	1,026	35,848
Kimball Electronics, Inc.*	1,926	38,713
Total Electronics		115,266

Energy — Alternate Sources — 0.4%
REX American Resources Corp.*	349	29,595

Engineering & Construction — 1.3%
MYR Group, Inc.*	652	57,461
Sterling Infrastructure, Inc.*	1,698	37,220
Total Engineering & Construction		94,681

Entertainment — 0.9%
Golden Entertainment, Inc.*	1,715	67,828

Environmental Control — 0.5%
Heritage-Crystal Clean, Inc.*	1,402	37,798

Food — 1.1%
Natural Grocers by Vitamin Cottage, Inc.	2,480	39,556
Seneca Foods Corp., Class A*	735	40,822
Total Food		80,378

Gas — 0.5%
Global Partners LP	1,696	39,856
Investments	Shares	Value
COMMON STOCKS (continued)

Holding Companies – Diversified — 0.5%
Professional Holding Corp., Class A*	1,969	$39,478

Home Furnishings — 0.4%
Ethan Allen Interiors, Inc.	1,512	30,558

Insurance — 1.7%
Investors Title Co.	227	35,614
MBIA, Inc.*	3,625	44,769
Tiptree, Inc.	4,399	46,717
Total Insurance		127,100

Internet — 1.2%
DHI Group, Inc.*	9,894	49,173
Focus Universal, Inc.*(a)	3,712	42,391
Total Internet		91,564

Leisure Time — 0.9%
Vista Outdoor, Inc.*	2,303	64,254

Lodging — 0.6%
Bluegreen Vacations Holding Corp.	1,828	45,627

Media — 1.7%
Thryv Holdings, Inc.*	1,800	40,302
Townsquare Media, Inc., Class A*	3,900	31,941
Value Line, Inc.	846	55,878
Total Media		128,121

Metal Fabricate/Hardware — 3.3%
Northwest Pipe Co.*	1,200	35,928
Steel Partners Holdings LP*	3,240	135,999
TimkenSteel Corp.*	3,858	72,183
Total Metal Fabricate/Hardware		244,110

Miscellaneous Manufacturing — 0.5%
Haynes International, Inc.	1,094	35,850

Oil & Gas — 12.7%
Amplify Energy Corp.*	8,854	57,905
Berry Corp.	5,109	38,931
BP Prudhoe Bay Royalty Trust	2,703	55,330
Calumet Specialty Products Partners LP*	7,484	77,759
Cross Timbers Royalty Trust	2,202	33,426
Epsilon Energy Ltd.	5,972	35,175

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Oil & Gas (continued)
Kimbell Royalty Partners LP	3,200	$50,176
North European Oil Royalty Trust	2,440	29,939
Permian Basin Royalty Trust	6,221	102,958
Ranger Oil Corp., Class A*	1,500	49,305
Sabine Royalty Trust	698	42,494
San Juan Basin Royalty Trust	8,421	73,094
SandRidge Energy, Inc.*	7,993	125,250
SilverBow Resources, Inc.*(a)	1,866	52,920
VAALCO Energy, Inc.	10,843	75,250
Voc Energy Trust	5,685	36,896
Total Oil & Gas		936,808

Oil & Gas Services — 2.4%
Forum Energy Technologies, Inc.*	1,900	37,278
Newpark Resources, Inc.*	10,309	31,855
Select Energy Services, Inc., Class A*	4,333	29,551
Solaris Oilfield Infrastructure, Inc., Class A	3,650	39,712
Tidewater, Inc.*	1,836	38,721
Total Oil & Gas Services		177,117

Packaging & Containers — 0.6%
UFP Technologies, Inc.*	547	43,525

Pharmaceuticals — 0.5%
Tricida, Inc.*(a)	3,440	33,299

Pipelines — 0.5%
Green Plains Partners LP	3,144	38,294

Real Estate — 0.5%
Stratus Properties, Inc.*	1,048	33,772

REITS — 4.1%
BRT Apartments Corp.	2,044	43,926
City Office REIT, Inc.	2,544	32,945
CTO Realty Growth, Inc.(a)	713	43,579
Farmland Partners, Inc.	3,477	47,983
Granite Point Mortgage Trust, Inc.	3,122	29,877
Nexpoint Real Estate Finance, Inc.	1,750	35,472
Plymouth Industrial REIT, Inc.	1,779	31,204
Whitestone REIT	3,355	36,066
Total REITS		301,052
Investments	Shares	Value
COMMON STOCKS (continued)

Retail — 5.0%
Biglari Holdings, Inc., Class B*	276	$33,865
Build-A-Bear Workshop, Inc.	2,808	46,107
Caleres, Inc.	1,926	50,538
Cato Corp. (The), Class A	2,831	32,868
Genesco, Inc.*	934	46,616
Good Times Restaurants, Inc.*	1,224	3,684
J Jill, Inc.*	2,099	38,391
Movado Group, Inc.	1,374	42,498
ONE Group Hospitality, Inc. (The)*	5,223	38,494
TravelCenters of America, Inc.*	1,037	35,745
Total Retail		368,806

Savings & Loans — 1.4%
Greene County Bancorp, Inc.	802	36,323
Hingham Institution For Savings The	111	31,498
HomeTrust Bancshares, Inc.	1,354	33,850
Total Savings & Loans		101,671

Semiconductors — 1.2%
Richardson Electronics Ltd.	4,375	64,138
SMART Global Holdings, Inc.*	1,473	24,113
Total Semiconductors		88,251

Software — 1.9%
Computer Programs and Systems, Inc.*	1,100	35,167
Digi International, Inc.*	1,871	45,316
Donnelley Financial Solutions, Inc.*	2,098	61,450
Total Software		141,933

Transportation — 4.9%
Ardmore Shipping Corp. (Ireland)*	6,400	44,608
Capital Product Partners LP (Greece)	3,489	52,858
Covenant Logistics Group, Inc.	1,570	39,391
Danaos Corp. (Greece)	1,715	108,217
Dorian LPG Ltd.	2,800	42,560
GasLog Partners LP (Greece)	6,600	36,630
OceanPal, Inc. (Greece)	1,026	488
USD Partners LP	6,558	34,102
Total Transportation		358,854
Total Common Stocks (Cost $7,679,267)		7,358,490

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares/ Principal	Value
MONEY MARKET FUND — 0.5%
STIT — Government & Agency Portfolio, Institutional Class, 1.39%(b) (Cost $38,515)	38,515	$38,515

REPURCHASE AGREEMENTS — 3.9%(c)
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.49%, total to be received $38,975, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.63%, 7/26/22-2/15/50, totaling $39,752)	$38,973	38,973
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $249,011, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $253,980)	249,000	249,000
Total Repurchase Agreements (Cost $287,973)		287,973

Total Investments — 104.2% (Cost $8,005,755)		7,684,978
Liabilities in Excess of Other Assets — (4.2%)		(309,434)
Net Assets — 100.0%		$7,375,544

LP — Limited Partnership

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $280,489; the aggregate market value of the collateral held by the fund is $287,973.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,358,490	$—	$—	$7,358,490
Money Market Fund	38,515	—	—	38,515
Repurchase Agreements	—	287,973	—	287,973
Total	$7,397,005	$287,973	$—	$7,684,978

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.3%
Banks	17.5
Biotechnology	1.2
Chemicals	2.4
Coal	5.6
Commercial Services	10.7
Distribution/Wholesale	4.1
Diversified Financial Services	3.7
Electrical Components & Equipment	0.5
Electronics	1.6
Energy — Alternate Sources	0.4
Engineering & Construction	1.3
Entertainment	0.9
Environmental Control	0.5
Food	1.1
Gas	0.5
Holding Companies — Diversified	0.5
Home Furnishings	0.4
Insurance	1.7
Internet	1.2
Leisure Time	0.9

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Lodging	0.6%
Media	1.7
Metal Fabricate/Hardware	3.3
Miscellaneous Manufacturing	0.5
Oil & Gas	12.7
Oil & Gas Services	2.4
Packaging & Containers	0.6
Pharmaceuticals	0.5
Pipelines	0.5
Real Estate	0.5
REITS	4.1
Retail	5.0
Savings & Loans	1.4
Semiconductors	1.2
Software	1.9
Transportation	4.9
Money Market Fund	0.5
Repurchase Agreements	3.9
Total Investments	104.2
Liabilities in Excess of Other Assets	(4.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
EXCHANGE TRADED FUND — 20.8%

Debt Fund — 20.8%
AdvisorShares North Square McKee Core Reserves ETF† (Cost $9,862,980)	100,000	$9,738,000

MONEY MARKET FUND — 80.5%
STIT — Government & Agency Portfolio, Institutional Class, 1.39%(a)(b) (Cost $37,855,278)	37,855,278	37,855,278
Total Investments Before Securities Sold, Not Yet Purchased (Cost $47,718,258)		47,593,278

Securities Sold, Not Yet Purchased — (97.0)%(c)

WARRANT — (0.7)%

Oil & Gas — (0.7)%
Occidental Petroleum Corp., 08/03/27*	(8,342)	(308,404)

COMMON STOCKS — (96.3)%

Aerospace/Defense — (1.0)%
Boeing Co. (The)*	(3,610)	(493,559)

Airlines — (1.0)%
JetBlue Airways Corp.*	(54,918)	(459,664)

Apparel — (2.5)%
PVH Corp.	(7,459)	(424,417)
Under Armour, Inc., Class C*	(38,569)	(292,353)
VF Corp.	(10,574)	(467,054)
Total Apparel		(1,183,824)

Auto Manufacturers — (1.0)%
General Motors Co.*	(14,092)	(447,562)

Auto Parts & Equipment — (2.0)%
Dana, Inc.	(35,158)	(494,673)
Goodyear Tire & Rubber Co. (The)*	(43,281)	(463,540)
Total Auto Parts & Equipment		(958,213)

Banks — (3.0)%
Citigroup, Inc.	(10,810)	(497,152)
PacWest Bancorp	(17,361)	(462,844)
Signature Bank	(2,586)	(463,437)
Total Banks		(1,423,433)
Investments	Shares	Value
COMMON STOCKS (continued)

Biotechnology — (7.9)%
Biogen, Inc.*	(2,337)	$(476,608)
Bio-Rad Laboratories, Inc., Class A*	(1,019)	(504,405)
Bluebird Bio, Inc.*	(152,130)	(629,818)
FibroGen, Inc.*	(58,338)	(616,049)
Illumina, Inc.*	(2,431)	(448,179)
Nektar Therapeutics*	(123,283)	(468,476)
Sage Therapeutics, Inc.*	(17,409)	(562,311)
Total Biotechnology		(3,705,846)

Building Materials — (2.8)%
Fortune Brands Home & Security, Inc.	(7,280)	(435,926)
JELD-WEN Holding, Inc.*	(24,872)	(362,883)
Lennox International, Inc.	(2,439)	(503,873)
Total Building Materials		(1,302,682)

Chemicals — (1.1)%
Ecolab, Inc.	(3,338)	(513,251)

Commercial Services — (8.0)%
2U, Inc.*	(61,913)	(648,229)
Block, Inc.*	(8,018)	(492,786)
Cimpress PLC (Ireland)*	(9,039)	(351,617)
CoStar Group, Inc.*	(8,430)	(509,256)
Global Payments, Inc.	(4,623)	(511,489)
MarketAxess Holdings, Inc.	(1,693)	(433,425)
PayPal Holdings, Inc.*	(5,518)	(385,377)
WW International, Inc.*	(68,597)	(438,335)
Total Commercial Services		(3,770,514)

Computers — (1.2)%
EPAM Systems, Inc.*	(1,946)	(573,642)

Diversified Financial Services — (2.4)%
Bread Financial Holdings, Inc.	(9,337)	(346,029)
LendingTree, Inc.*	(7,540)	(330,403)
T. Rowe Price Group, Inc.	(3,980)	(452,168)
Total Diversified Financial Services		(1,128,600)

Electrical Components & Equipment — (0.8)%
Universal Display Corp.	(3,851)	(389,490)

Electronics — (1.1)%
Garmin Ltd.	(5,096)	(500,682)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF

Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Energy — Alternate Sources — (1.2)%
First Solar, Inc.*	(8,294)	$(565,070)

Environmental Control — (0.9)%
Stericycle, Inc.*	(9,351)	(410,041)

Food — (1.0)%
Hain Celestial Group, Inc. (The)*	(19,065)	(452,603)

Food Service — (1.1)%
Healthcare Services Group, Inc.	(29,667)	(516,503)

Hand/Machine Tools — (1.8)%
Kennametal, Inc.	(19,921)	(462,765)
Stanley Black & Decker, Inc.	(3,817)	(400,250)
Total Hand/Machine Tools		(863,015)

Healthcare — Products — (5.1)%
Align Technology, Inc.*	(1,814)	(429,319)
DENTSPLY SIRONA, Inc.	(12,876)	(460,060)
Exact Sciences Corp.*	(12,454)	(490,563)
IDEXX Laboratories, Inc.*	(1,407)	(493,477)
Masimo Corp.*	(3,941)	(514,970)
Zimvie, Inc.*	(288)	(4,611)
Total Healthcare — Products		(2,393,000)

Healthcare — Services — (2.1)%
Charles River Laboratories International, Inc.*	(2,095)	(448,267)
MEDNAX, Inc.*	(26,052)	(547,353)
Total Healthcare — Services		(995,620)

Home Builders — (1.0)%
Thor Industries, Inc.	(6,167)	(460,860)

Housewares — (0.7)%
Scotts Miracle-Gro Co. (The)	(4,356)	(344,080)

Internet — (6.5)%
eBay, Inc.	(10,579)	(440,827)
Meta Platforms, Inc., Class A*	(2,534)	(408,608)
Netflix, Inc.*	(2,591)	(453,088)
Snap, Inc., Class A*	(36,590)	(480,427)
TripAdvisor, Inc.*	(20,678)	(368,068)
Wayfair, Inc., Class A*	(10,184)	(443,615)
Zillow Group, Inc., Class A*	(14,388)	(457,682)
Total Internet		(3,052,315)
Investments	Shares	Value
COMMON STOCKS (continued)

Leisure Time — (1.2)%
Carnival Corp.*	(31,710)	$(274,292)
Norwegian Cruise Line Holdings Ltd.*	(27,902)	(310,270)
Total Leisure Time		(584,562)

Lodging — (2.1)%
Las Vegas Sands Corp.*	(15,436)	(518,495)
Wynn Resorts Ltd.*	(7,885)	(449,288)
Total Lodging		(967,783)

Machinery — Diversified — (2.1)%
Cognex Corp.	(10,822)	(460,151)
Xylem, Inc.	(6,610)	(516,770)
Total Machinery — Diversified		(976,921)

Media — (5.3)%
Altice USA, Inc., Class A*	(50,208)	(464,424)
Cable One, Inc.	(382)	(492,520)
Charter Communications, Inc., Class A*	(975)	(456,817)
DISH Network Corp., Class A*	(19,077)	(342,051)
Walt Disney Co. (The)*	(3,878)	(366,083)
Warner Bros Discovery, Inc.*	(26,025)	(349,255)
Total Media		(2,471,150)

Office/Business Equipment — (0.9)%
Zebra Technologies Corp., Class A*	(1,385)	(407,121)

Pharmaceuticals — (1.8)%
Agios Pharmaceuticals, Inc.*	(18,612)	(412,628)
Herbalife Nutrition Ltd.*	(20,742)	(424,174)
Organon & Co.	(250)	(8,437)
Total Pharmaceuticals		(845,239)

REITS — (1.7)%
Diversified Healthcare Trust	(205,905)	(374,747)
Service Properties Trust	(82,644)	(432,228)
Total REITS		(806,975)

Retail — (8.0)%
Best Buy Co., Inc.	(6,077)	(396,160)
Burlington Stores, Inc.*	(2,497)	(340,166)
CarMax, Inc.*	(5,705)	(516,188)
Cracker Barrel Old Country Store, Inc.	(3,900)	(325,611)
Floor & Decor Holdings, Inc., Class A*	(6,923)	(435,872)
Foot Locker, Inc.	(19,399)	(489,825)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Retail (continued)
Gap, Inc. (The)	(51,557)	$(424,830)
Qurate Retail, Inc., Series A	(121,447)	(348,553)
Starbucks Corp.	(6,569)	(501,806)
Total Retail		(3,779,011)

Semiconductors — (3.7)%
IPG Photonics Corp.*	(4,883)	(459,637)
MKS Instruments, Inc.	(4,421)	(453,727)
Qorvo, Inc.*	(4,472)	(421,799)
Skyworks Solutions, Inc.	(4,295)	(397,889)
Total Semiconductors		(1,733,052)

Software — (10.2)%
Adobe, Inc.*	(1,265)	(463,066)
ANSYS, Inc.*	(1,973)	(472,119)
Autodesk, Inc.*	(2,719)	(467,559)
Guidewire Software, Inc.*	(6,488)	(460,583)
Paycom Software, Inc.*	(1,798)	(503,656)
Pegasystems, Inc.	(10,492)	(501,937)
Salesforce, Inc.*	(2,872)	(473,995)
Take-Two Interactive Software, Inc.*	(4,083)	(500,290)
Veeva Systems, Inc., Class A*	(2,532)	(501,437)
Workday, Inc., Class A*	(3,282)	(458,102)
Total Software		(4,802,744)
Investments	Shares	Value
COMMON STOCKS (continued)

Telecommunications — (1.1)%
CommScope Holding Co., Inc.*	(87,678)	$(536,589)

Transportation — (1.0)%
XPO Logistics, Inc.*	(9,782)	(471,101)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(57,291,239)]		$(45,594,721)

Total Investments — 4.3% (Cost $(9,572,981))		1,998,557
Other Assets in Excess of Liabilities — 95.7%		45,000,702
Net Assets — 100.0%		$46,999,259

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
†	Affiliated Company.
(a)	Rate shown reflects the 7-day yield as of June 30, 2022.
(b)	A portion of this security has been pledged as collateral for securities sold, not yet purchased.
(c)	As of June 30, 2022 cash in the amount of $38,725,679 has been segregated as collateral from the broker for securities sold short.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$9,738,000	$—	$—	$9,738,000
Money Market Fund	37,855,278	—	—	37,855,278
Total	$47,593,278	$—	$—	$47,593,278

Liabilities	Level 1	Level 2	Level 3	Total
Warrant	$(308,404)	$—	$—	$(308,404)
Common Stocks	(45,286,317)	—	—	(45,286,317)
Total	$(45,594,721)	$—	$—	$(45,594,721)

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2022 were as follows:

Affiliated Holding Name	Value at 6/30/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2022	Value at 6/30/2022	Dividend Income
AdvisorShares North Square McKee Core Reserves ETF	$9,868,000	$—	$—	$—	$(130,000)	100,000	$9,738,000	$53,835

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF
Schedule of Investments (continued)

June 30, 2022

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(1.0)%
Airlines	(1.0)
Apparel	(2.5)
Auto Manufacturers	(1.0)
Auto Parts & Equipment	(2.0)
Banks	(3.0)
Biotechnology	(7.9)
Building Materials	(2.8)
Chemicals	(1.1)
Commercial Services	(8.0)
Computers	(1.2)
Debt Fund	20.8
Diversified Financial Services	(2.4)
Electrical Components & Equipment	(0.8)
Electronics	(1.1)
Energy – Alternate Sources	(1.2)
Environmental Control	(0.9)
Food	(1.0)
Food Service	(1.1)
Hand/Machine Tools	(1.8)
Healthcare – Products	(5.1)

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Healthcare – Services	(2.1)%
Home Builders	(1.0)
Housewares	(0.7)
Internet	(6.5)
Leisure Time	(1.2)
Lodging	(2.1)
Machinery – Diversified	(2.1)
Media	(5.3)
Office/Business Equipment	(0.9)
Oil & Gas	(0.7)
Pharmaceuticals	(1.8)
REITS	(1.7)
Retail	(8.0)
Semiconductors	(3.7)
Software	(10.2)
Telecommunications	(1.1)
Transportation	(1.0)
Money Market Fund	80.5
Total Investments	4.3
Other Assets in Excess of Liabilities	95.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 95.3%

Aerospace/Defense — 4.4%
Boeing Co. (The)*	7,567	$1,034,560
Raytheon Technologies Corp.	10,340	993,778
Total Aerospace/Defense		2,028,338

Agriculture — 2.5%
Philip Morris International, Inc.	11,813	1,166,416

Banks — 9.4%
Citigroup, Inc.	25,245	1,161,017
Citizens Financial Group, Inc.	22,774	812,804
State Street Corp.	14,506	894,295
Wells Fargo & Co.	37,793	1,480,352
Total Banks		4,348,468

Beverages — 2.0%
PepsiCo, Inc.	5,492	915,297

Biotechnology — 1.3%
BioMarin Pharmaceutical, Inc.*	7,096	588,045

Chemicals — 3.2%
DuPont de Nemours, Inc.	13,821	768,171
International Flavors & Fragrances, Inc.	6,093	725,798
Total Chemicals		1,493,969

Commercial Services — 1.2%
Herc Holdings, Inc.	6,066	546,850

Computers — 2.2%
KBR, Inc.	21,057	1,018,948

Diversified Financial Services — 3.1%
Capital One Financial Corp.	3,947	411,238
Intercontinental Exchange, Inc.	11,203	1,053,530
Total Diversified Financial Services		1,464,768

Electronics — 4.4%
Flex Ltd.*	34,702	502,138
nVent Electric PLC	25,365	794,685
Vontier Corp.	33,130	761,659
Total Electronics		2,058,482

Food — 3.8%
Mondelez International, Inc., Class A	17,758	1,102,594
US Foods Holding Corp.*	22,023	675,666
Total Food		1,778,260
Investments	Shares	Value
COMMON STOCKS (continued)

Healthcare – Products — 3.8%
Alcon, Inc. (Switzerland)	10,428	$728,813
Medtronic PLC	11,816	1,060,486
Total Healthcare — Products		1,789,299

Healthcare – Services — 2.3%
Elevance Health, Inc.	2,201	1,062,159

Insurance — 6.6%
Chubb Ltd.	6,515	1,280,719
Markel Corp.*	552	713,874
Prudential Financial, Inc.	11,003	1,052,767
Total Insurance		3,047,360

Internet — 4.4%
Alphabet, Inc., Class A*	619	1,348,962
Amazon.com, Inc.*	2,640	280,394
Meta Platforms, Inc., Class A*	2,560	412,800
Total Internet		2,042,156

Media — 3.2%
Comcast Corp., Class A	25,873	1,015,257
Warner Bros Discovery, Inc.*	34,236	459,447
Total Media		1,474,704

Mining — 1.7%
Arconic Corp.*	27,613	774,545

Oil & Gas — 7.7%
Chevron Corp.	10,328	1,495,288
EOG Resources, Inc.	10,976	1,212,189
Valero Energy Corp.	8,229	874,578
Total Oil & Gas		3,582,055

Pharmaceuticals — 10.9%
AstraZeneca PLC (United Kingdom)(a)	22,047	1,456,645
Cigna Corp.	3,830	1,009,282
CVS Health Corp.	12,218	1,132,120
Roche Holding AG(a)	2,787	116,246
Sanofi (France)(a)	26,601	1,330,848
Total Pharmaceuticals		5,045,141

REITS — 2.5%
American Tower Corp.	2,724	696,227
Boston Properties, Inc.	5,188	461,628
Total REITS		1,157,855

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Retail — 5.2%
Advance Auto Parts, Inc.	4,107	$710,881
Dollar General Corp.	3,367	826,396
TJX Cos., Inc. (The)	15,596	871,037
Total Retail		2,408,314

Semiconductors — 0.8%
Microchip Technology, Inc.	6,568	381,469

Software — 4.0%
Fidelity National Information Services, Inc.	6,468	592,922
Microsoft Corp.	4,950	1,271,308
Total Software		1,864,230

Telecommunications — 3.3%
Verizon Communications, Inc.	29,822	1,513,466

Transportation — 1.4%
Norfolk Southern Corp.	2,869	652,095
Total Common Stocks (Cost $42,936,319)		44,202,689

MONEY MARKET FUND — 4.7%
Allspring Government Money Market Fund — Institutional Class, 1.20%(b) (Cost $2,173,736)	2,173,736	2,173,736

Total Investments — 100.0% (Cost $45,110,055)		46,376,425
Other Assets in Excess of Liabilities — 0.0%**		1,755
Net Assets — 100.0%		$46,378,180

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
**	Less than 0.05%.
(a)	American Depositary Receipt.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$44,202,689	$—	$—	$44,202,689
Money Market Fund	2,173,736	—	—	2,173,736
Total	$46,376,425	$—	$—	$46,376,425

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	4.4%
Agriculture	2.5
Banks	9.4
Beverages	2.0
Biotechnology	1.3
Chemicals	3.2
Commercial Services	1.2
Computers	2.2
Diversified Financial Services	3.1
Electronics	4.4
Food	3.8
Healthcare – Products	3.8
Healthcare – Services	2.3
Insurance	6.6
Internet	4.4

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Media	3.2%
Mining	1.7
Oil & Gas	7.7
Pharmaceuticals	10.9
REITS	2.5
Retail	5.2
Semiconductors	0.8
Software	4.0
Telecommunications	3.3
Transportation	1.4
Money Market Fund	4.7
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0 **
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES DRONE TECHNOLOGY ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 82.8%

Aerospace/Defense — 28.6%
AeroVironment, Inc.*	120	$9,864
Airbus SE (France)(a)	370	8,988
Archer Aviation, Inc., Class A*(b)	3,700	11,396
Boeing Co. (The)*	35	4,785
Elbit Systems Ltd. (Israel)	30	6,880
Joby Aviation, Inc.*(b)	6,030	29,607
Kratos Defense & Security Solutions, Inc.*	1,075	14,921
L3Harris Technologies, Inc.	50	12,085
Lockheed Martin Corp.	50	21,498
Northrop Grumman Corp.	25	11,964
Teledyne Technologies, Inc.*	30	11,253
Thales SA (France)(a)	230	5,633
Vertical Aerospace Ltd. (United Kingdom)*(b)	2,745	8,647
Total Aerospace/Defense		157,521

Airlines — 2.7%
Lilium NV (Germany)*(b)	6,415	15,139

Auto Manufacturers — 0.4%
Workhorse Group, Inc.*(b)	970	2,522

Computers — 1.8%
Draganfly, Inc. (Canada)*	11,150	10,088

Electronics — 11.5%
GoPro, Inc., Class A*	2,910	16,092
Honeywell International, Inc.	30	5,214
Jabil, Inc.	420	21,508
Trimble, Inc.*	350	20,381
Total Electronics		63,195

Engineering & Construction — 2.7%
EHang Holdings Ltd. (China)*(a)(b)	1,615	14,939

Internet — 6.7%
Alphabet, Inc., Class C*	5	10,937
Amazon.com, Inc.*	100	10,621
Blade Air Mobility, Inc.*	3,430	15,298
Total Internet		36,856

Machinery – Diversified — 2.4%
AgEagle Aerial Systems, Inc.*	20,150	13,019

Metal Fabricate / Hardware — 0.9%
Alpine 4 Holdings, Inc.*	6,900	4,896
Investments	Shares/ Pricipal	Value
COMMON STOCKS (continued)

Miscellaneous Manufacturing — 7.5%
Axon Enterprise, Inc.*	70	$6,522
Red Cat Holdings, Inc.*	14,315	29,203
Textron, Inc.	90	5,496
Total Miscellaneous Manufacturing		41,221

Semiconductors — 8.5%
Ambarella, Inc.*	35	2,291
Intel Corp.	265	9,914
NVIDIA Corp.	50	7,580
QUALCOMM, Inc.	210	26,825
Total Semiconductors		46,610

Telecommunications — 1.9%
Ondas Holdings, Inc.*(b)	1,995	10,753

Transportation — 7.2%
Drone Delivery Canada Corp. (Canada)*	13,500	6,045
FedEx Corp.	55	12,469
United Parcel Service, Inc., Class B	115	20,992
Total Transportation		39,506
Total Common Stocks (Cost $533,221)		456,265

MONEY MARKET FUND — 7.9%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(c) (Cost $43,779)	43,779	43,779

REPURCHASE AGREEMENT — 15.4%(d)
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.49%, total to be received $84,534, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.63%, 7/26/22-2/15/50, totaling $86,221) (Cost $84,530)	$84,530	84,530

Total Investments — 106.1% (Cost $661,530)		584,574
Liabilities in Excess of Other Assets — (6.1%)		(33,656)
Net Assets — 100.0%		$550,918

*	Non-income producing security.

See accompanying Notes to Financial Statements.

ADVISORSHARES DRONE TECHNOLOGY ETF
Schedule of Investments (continued)

June 30, 2022

(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $81,880; the aggregate market value of the collateral held by the fund is $84,530.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DRONE TECHNOLOGY ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$456,265	$—	$—	$456,265
Money Market Fund	43,779	—	—	43,779
Repurchase Agreement	—	84,530	—	84,530
Total	$500,044	$84,530	$—	$584,574

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	28.6%
Airlines	2.7
Auto Manufacturers	0.4
Computers	1.8
Electronics	11.5
Engineering & Construction	2.7
Internet	6.7
Machinery – Diversified	2.4
Metal Fabricate / Hardware	0.9
Miscellaneous Manufacturing	7.5
Semiconductors	8.5
Telecommunications	1.9
Transportation	7.2
Money Market Fund	7.9
Repurchase Agreement	15.4
Total Investments	106.1
Liabilities in Excess of Other Assets	(6.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 99.4%

Aerospace/Defense — 4.5%
HEICO Corp.	9,689	$1,270,422

Auto Parts & Equipment — 3.4%
Miller Industries, Inc.	42,371	960,551

Building Materials — 5.3%
Carrier Global Corp.	25,985	926,625
Trex Co., Inc.*	10,394	565,642
Total Building Materials		1,492,267

Chemicals — 7.2%
Sherwin-Williams Co. (The)	3,985	892,281
Stepan Co.	11,257	1,140,897
Total Chemicals		2,033,178

Commercial Services — 3.4%
Moody’s Corp.	3,551	965,765

Computers — 5.5%
Science Applications International Corp.	16,486	1,534,847

Diversified Financial Services — 3.4%
Intercontinental Exchange, Inc.	10,200	959,208

Food — 5.6%
Hershey Co. (The)	7,309	1,572,604

Healthcare — Products — 15.4%
Abbott Laboratories	9,897	1,075,309
Danaher Corp.	4,264	1,081,009
Stryker Corp.	5,141	1,022,699
Thermo Fisher Scientific, Inc.	2,110	1,146,321
Total Healthcare — Products		4,325,338

Household Products/Wares — 9.0%
Church & Dwight Co., Inc.	13,866	1,284,824
Reynolds Consumer Products, Inc.	45,513	1,241,139
Total Household Products/Wares		2,525,963

Insurance — 4.7%
Aflac, Inc.	23,818	1,317,850

Machinery — Diversified — 4.1%
Otis Worldwide Corp.	16,126	1,139,624

Media — 3.9%
FactSet Research Systems, Inc.	2,861	1,100,255
Investments	Shares	Value
COMMON STOCKS (continued)

Packaging & Containers — 4.8%
Silgan Holdings, Inc.	32,659	$1,350,450

Pharmaceuticals — 3.5%
Zoetis, Inc.	5,677	975,820

Retail — 3.1%
Ross Stores, Inc.	12,226	858,632

Software — 12.6%
Broadridge Financial Solutions, Inc.	7,629	1,087,514
Fair Isaac Corp.*	3,185	1,276,866
Fiserv, Inc.*	13,307	1,183,924
Total Software		3,548,304
Total Common Stocks (Cost $26,086,136)		27,931,078

MONEY MARKET FUND — 0.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(a) (Cost $189,769)	189,769	189,769

Total Investments — 100.1% (Cost $26,275,905)		28,120,847
Liabilities in Excess of Other Assets — (0.1%)		(22,886)
Net Assets — 100.0%		$28,097,961

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$27,931,078	$—	$—	$27,931,078
Money Market Fund	189,769	—	—	189,769
Total	$28,120,847	$—	$—	$28,120,847

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	4.5%
Auto Parts & Equipment	3.4
Building Materials	5.3
Chemicals	7.2
Commercial Services	3.4
Computers	5.5
Diversified Financial Services	3.4
Food	5.6
Healthcare – Products	15.4
Household Products/Wares	9.0
Insurance	4.7
Machinery – Diversified	4.1
Media	3.9
Packaging & Containers	4.8
Pharmaceuticals	3.5
Retail	3.1
Software	12.6
Money Market Fund	0.7
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 99.1%

Aerospace/Defense — 2.0%
Northrop Grumman Corp.	668	$319,685

Apparel — 2.0%
NIKE, Inc., Class B	3,104	317,229

Auto Manufacturers — 13.6%
Arcimoto, Inc.*(a)	33,739	110,326
BYD Co., Ltd. (China)(b)	1,485	119,513
Polestar Automotive Holding UK PLC, Class A (Hong Kong)*(a)(b)	36,435	320,992
Tesla, Inc.*	2,376	1,600,046
Total Auto Manufacturers		2,150,877

Banks — 1.0%
SVB Financial Group*	394	155,626

Biotechnology — 1.3%
Moderna, Inc.*	1,406	200,847

Commercial Services — 0.7%
Block, Inc.*	1,834	112,718

Computers — 5.9%
Apple, Inc.	5,466	747,312
Crowdstrike Holdings, Inc., Class A*	1,077	181,539
Total Computers		928,851

Diversified Financial Services — 1.6%
LPL Financial Holdings, Inc.	1,344	247,941

Electric — 1.9%
NextEra Energy, Inc.	3,957	306,509

Energy – Alternate Sources — 3.8%
SolarEdge Technologies, Inc.*	1,430	391,362
SunPower Corp.*	13,345	210,985
Total Energy — Alternate Sources		602,347

Entertainment — 0.5%
Cedar Fair LP*	1,945	85,405

Healthcare — Products — 1.9%
Thermo Fisher Scientific, Inc.	549	298,261

Home Builders — 2.2%
Lennar Corp., Class A	4,964	350,309
Investments	Shares	Value
COMMON STOCKS (continued)

Internet — 8.4%
Alphabet, Inc., Class C*	264	$577,487
Amazon.com, Inc.*	985	104,617
Netflix, Inc.*	2,252	393,807
Twitter, Inc.*	6,843	255,860
Total Internet		1,331,771

Leisure Time — 2.0%
Callaway Golf Co.*	15,094	307,918

Lodging — 4.9%
MGM Resorts International	26,533	768,130

Machinery — Diversified — 2.7%
Deere & Co.	1,441	431,536

Media — 2.0%
Walt Disney Co. (The)*	3,429	323,698

Mining — 2.3%
MP Materials Corp.*	11,535	370,043

Pharmaceuticals — 5.8%
Pfizer, Inc.	10,645	558,118
Zoetis, Inc.	2,125	365,266
Total Pharmaceuticals		923,384

REITS — 8.4%
Crown Castle International Corp.	827	139,250
Innovative Industrial Properties, Inc.	4,200	461,454
Prologis, Inc.	3,394	399,304
VICI Properties, Inc.	11,029	328,554
Total REITS		1,328,562

Retail — 4.0%
Home Depot, Inc. (The)	1,159	317,879
Petco Health & Wellness Co., Inc.*(a)	21,889	322,644
Total Retail		640,523

Semiconductors — 6.0%
ASML Holding NV (Netherlands)	453	215,574
NVIDIA Corp.	4,365	661,690
ON Semiconductor Corp.*	1,476	74,257
Total Semiconductors		951,521

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

Software — 8.8%
Electronic Arts, Inc.	1,112	$135,275
Microsoft Corp.	3,492	896,850
ROBLOX Corp., Class A*(a)	7,367	242,080
Take-Two Interactive Software, Inc.*	985	120,692
Total Software		1,394,897

Transportation — 1.4%
ZIM Integrated Shipping Services Ltd. (Israel)(a)	4,683	221,178

Venture Capital — 4.0%
Blackstone, Inc.	7,004	638,975
Total Common Stocks (Cost $21,659,655)		15,708,741

MONEY MARKET FUND — 1.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(c) (Cost $176,496)	176,496	176,496

REPURCHASE AGREEMENTS — 8.6%(d)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $319,068, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $325,435)	$319,054	319,054
Citigroup Global Markets, Inc., dated 06/30/22, due 07/01/22, 1.50%, total to be received $94,533, (collateralized by various U.S. Government Agency Obligations, 1.88%-3.25%, 6/30/24-5/15/52, totaling $96,420)	94,529	94,529
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $319,068, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 7/31/22-7/1/52, totaling $325,435)	$319,054	$319,054
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $319,068, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $325,435)	319,054	319,054
Truist Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $319,068, (collateralized by various U.S. Government Agency Obligations, 3.25%-5.50%, 6/30/27-7/1/52, totaling $325,436)	319,054	319,054
Total Repurchase Agreements (Cost $1,370,745)		1,370,745

Total Investments — 108.8% (Cost $23,206,896)		17,255,982
Liabilities in Excess of Other Assets — (8.8%)		(1,409,755)
Net Assets — 100.0%		$15,846,227

ETF — Exchange Traded Fund

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,208,027; the aggregate market value of the collateral held by the fund is $1,392,123. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $21,378.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$15,708,741	$—	$—	$15,708,741
Money Market Fund	176,496	—	—	176,496
Repurchase Agreements	—	1,370,745	—	1,370,745
Total	$15,885,237	$1,370,745	$—	$17,255,982

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	2.0%
Apparel	2.0
Auto Manufacturers	13.6
Banks	1.0
Biotechnology	1.3
Commercial Services	0.7
Computers	5.9
Diversified Financial Services	1.6
Electric	1.9
Energy – Alternate Sources	3.8
Entertainment	0.5
Healthcare – Products	1.9
Home Builders	2.2
Internet	8.4
Leisure Time	2.0
Lodging	4.9

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Machinery – Diversified	2.7%
Media	2.0
Mining	2.3
Pharmaceuticals	5.8
REITS	8.4
Retail	4.0
Semiconductors	6.0
Software	8.8
Transportation	1.4
Venture Capital	4.0
Money Market Fund	1.1
Repurchase Agreements	8.6
Total Investments	108.8
Liabilities in Excess of Other Assets	(8.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES GERBER KAWASAKI ETF
Schedule of Investments (continued)

June 30, 2022

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2022 were as follows:

Affiliated Holding Name	Value at 6/30/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2022	Value at 6/30/2022	Capital Gains Distributions
AdvisorShares Pure US Cannabis ETF	$—	$1,237,096	$(636,040)	$(601,056)	$—	—	$—	$1,862

See accompanying Notes to Financial Statements.

ADVISORSHARES HOTEL ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 93.7%

Entertainment — 22.2%
Golden Entertainment, Inc.*	6,940	$274,477
Marriott Vacations Worldwide Corp.	1,092	126,891
Monarch Casino & Resort, Inc.*	4,735	277,803
Penn National Gaming, Inc.*	4,420	134,456
Red Rock Resorts, Inc., Class A	11,737	391,546
Vail Resorts, Inc.	465	101,393
Total Entertainment		1,306,566

Internet — 9.0%
Airbnb, Inc., Class A*	2,832	252,275
Booking Holdings, Inc.*	60	104,939
Expedia Group, Inc.*	1,845	174,961
Total Internet		532,175

Leisure Time — 3.0%
Carnival Corp.*(a)	4,093	35,404
Norwegian Cruise Line Holdings Ltd.*(a)	9,476	105,373
Royal Caribbean Cruises Ltd.*	1,050	36,656
Total Leisure Time		177,433

Lodging — 51.3%
Bluegreen Vacations Holding Corp.	19,118	477,185
Boyd Gaming Corp.	5,359	266,610
Century Casinos, Inc.*	13,266	95,515
Choice Hotels International, Inc.	2,324	259,428
Full House Resorts, Inc.*	33,322	202,598
Hilton Grand Vacations, Inc.*	2,425	86,645
Hilton Worldwide Holdings, Inc.	969	107,986
Hyatt Hotels Corp., Class A*	1,531	113,156
InterContinental Hotels Group PLC (United Kingdom)(a)(b)	2,607	140,908
Marriott International, Inc., Class A	2,005	272,700
Playa Hotels & Resorts NV*	41,294	283,690
Target Hospitality Corp.*	64,961	370,927
Travel + Leisure Co.	2,120	82,299
Wyndham Hotels & Resorts, Inc.	4,039	265,443
Total Lodging		3,025,090
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

REITS — 8.2%
Gaming and Leisure Properties, Inc.	5,419	$248,515
VICI Properties, Inc.	7,893	235,133
Total REITS		483,648
Total Common Stocks (Cost $7,099,692)		5,524,912

MONEY MARKET FUND — 6.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(c) (Cost $391,740)	391,740	391,740

REPURCHASE AGREEMENT — 3.1%(d)
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $185,297, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $188,995) (Cost $185,289)	$185,289	185,289

Total Investments — 103.4% (Cost $7,676,721)		6,101,941
Liabilities in Excess of Other Assets — (3.4%)		(204,990)
Net Assets — 100.0%		$5,896,951

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $265,924; the aggregate market value of the collateral held by the fund is $275,927. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $90,638.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES HOTEL ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,524,912	$—	$—	$5,524,912
Money Market Fund	391,740	—	—	391,740
Repurchase Agreement	—	185,289	—	185,289
Total	$5,916,652	$185,289	$—	$6,101,941

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Entertainment	22.2%
Internet	9.0
Leisure Time	3.0
Lodging	51.3
REITS	8.2
Money Market Fund	6.6
Repurchase Agreement	3.1
Total Investments	103.4
Liabilities in Excess of Other Assets	(3.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES LET BOB AI POWERED MOMENTUM ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 11.0%

Biotechnology — 3.6%
Biohaven Pharmaceutical Holding Co., Ltd.*	2,288	$333,384
ChemoCentryx, Inc.*	13,100	324,618
Deciphera Pharmaceuticals, Inc.*	718	9,442
Evolus, Inc.*	17,030	197,548
Total Biotechnology		864,992

Computers — 1.4%
Dell Technologies, Inc., Class C	6,500	300,365
Grid Dynamics Holdings, Inc.*	2,472	41,579
Total Computers		341,944

Food — 0.2%
Pilgrim’s Pride Corp.*	1,482	46,283

Retail — 0.8%
Caleres, Inc.	7,072	185,569

Software — 3.7%
Aspen Technology, Inc.*	1,600	293,888
Synopsys, Inc.*	1,030	312,811
Zoom Video Communications, Inc., Class A*	2,700	291,519
Total Software		898,218

Telecommunications — 1.3%
NeoPhotonics Corp.*	21,000	330,330
Total Common Stocks (Cost $2,757,729)		2,667,336

MONEY MARKET FUND — 88.9%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(a) (Cost $21,501,449)	21,501,449	21,501,449

Total Investments — 99.9% (Cost $24,259,178)		24,168,785
Other Assets in Excess of Liabilities — 0.1%		14,530
Net Assets — 100.0%		$24,183,315

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES LET BOB AI POWERED MOMENTUM ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,667,336	$—	$—	$2,667,336
Money Market Fund	21,501,449	—	—	21,501,449
Total	$24,168,785	$—	$—	$24,168,785

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Biotechnology	3.6%
Computers	1.4
Food	0.2
Retail	0.8
Software	3.7
Telecommunications	1.3
Money Market Fund	88.9
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MANAGED BITCOIN STRATEGY ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 96.7%

Alternative Investments — 96.7%
ProShares Bitcoin Strategy ETF*	39,152	$454,555
Valkyrie Bitcoin Strategy ETF*	6,261	45,329
Total Exchange Traded Funds (Cost $635,214)		499,884

Total Investments — 96.7% (Cost $635,214)		499,884
Other Assets in Excess of Liabilities — 3.3%		16,845
Net Assets — 100.0%		$516,729

ETF — Exchange Traded Fund

*	Non-income producing security.

See accompanying Notes to Financial Statements.

ADVISORSHARES MANAGED BITCOIN STRATEGY ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$499,884	$—	$—	$499,884
Total	$499,884	$—	$—	$499,884

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Alternative Investments	96.7%
Total Investments	96.7
Other Assets in Excess of Liabilities	3.3
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2022

Investments	Principal	Value
ASSET BACKED SECURITIES — 34.1%
ACC Auto Trust, Class B, Series 2021-A, 1.79%, 04/15/27‡	$265,000	$253,562
Accelerated LLC, Class A, Series 2021-1H, 1.35%, 10/20/40‡	196,517	182,895
ACM Auto Trust, Class B, Series 2022-1A, 4.47%, 04/20/29‡	190,000	188,733
Affirm Asset Securitization Trust, Class A, Series 2021-A, 0.88%, 08/15/25‡	455,000	449,395
Affirm Asset Securitization Trust, Class A, Series 2022-A, 4.30%, 05/17/27‡	235,000	231,663
American Credit Acceptance Receivables Trust, Class C, Series 2021-1, 0.83%, 03/15/27‡	455,000	444,807
American Credit Acceptance Receivables Trust, Class C, Series 2021-2, 0.97%, 07/13/27‡	265,000	257,209
American Credit Acceptance Receivables Trust, Class C, Series 2021-3, 0.98%, 11/15/27‡	260,000	249,489
American Credit Acceptance Receivables Trust, Class D, Series 2020-4, 1.77%, 12/14/26‡	145,000	139,047
AmeriCredit Automobile Receivables Trust, Class D, Series 2018-1, 3.82%, 03/18/24	285,000	285,956
Amur Equipment Finance Receivables IX LLC, Class B, Series 2021-1A, 1.38%, 02/22/27‡	135,000	126,781
Amur Equipment Finance Receivables VIII LLC, Class B, Series 2020-1A, 2.50%, 03/20/26‡	212,227	208,401
Aqua Finance Trust, Class A, Series 2019-A, 3.14%, 07/16/40‡	141,276	137,031
Aqua Finance Trust, Class B, Series 2020-AA, 2.79%, 07/17/46‡	335,000	314,663
Aqua Finance Trust, Class C, Series 2019-A, 4.01%, 07/16/40‡	470,000	451,684
Arbys Funding LLC, Class A2, Series 2020-1A, 3.24%, 07/30/50‡	289,838	261,731
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Arivo Acceptance Auto Loan Receivables Trust, Class A, Series 2021-1A, 1.19%, 01/15/27‡	$171,675	$166,890
Avant Credit Card Master Trust, Class A, Series 2021-1A, 1.37%, 04/15/27‡	260,000	237,887
Bankers Healthcare Group Securitization Trust, Class A, Series 2020-A, 2.56%, 09/17/31‡	56,079	55,208
BHG Securitization Trust, Class A, Series 2021-A, 1.42%, 11/17/33‡	266,513	249,768
BHG Securitization Trust, Class B, Series 2021-B, 1.67%, 10/17/34‡	210,000	187,639
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	133,843	130,845
Business Jet Securities LLC, Class A, Series 2020-1A, 2.98%, 11/15/35‡	49,894	45,849
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	110,986	109,030
BXG Receivables Note Trust, Class A, Series 2022-A, 4.12%, 09/28/37‡	171,548	169,199
Carnow Auto Receivables Trust, Class D, Series 2019-1A, 4.62%, 12/16/24‡	260,000	260,569
Carvana Auto Receivables Trust, Class C, Series 2021-N2, 1.07%, 03/10/28	250,000	241,242
Carvana Auto Receivables Trust, Class C, Series 2022-N1, 3.32%, 12/11/28‡	240,000	233,852
Carvana Auto Receivables Trust, Class D, Series 2019-2A, 3.28%, 01/15/25‡	245,000	243,762
Carvana Auto Receivables Trust, Class D, Series 2019-3A, 3.04%, 04/15/25‡	170,000	168,637
Carvana Auto Receivables Trust, Class D, Series 2021-N3, 1.58%, 06/12/28	210,000	196,707
Carvana Auto Receivables Trust, Class E, Series 2019-3A, 4.60%, 07/15/26‡	235,000	233,721
CCG Receivables Trust, Class B, Series 2019-2, 2.55%, 03/15/27‡	210,000	207,684
CCG Receivables Trust, Class C, Series 2021-1, 0.84%, 06/14/27‡	270,000	253,076

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
CFMT Issuer Trust, Class A, Series 2021-GRN1, 1.10%, 03/20/41‡	$223,748	$213,297
CLI Funding VI LLC, Class A, Series 2020-1A, 2.08%, 09/18/45‡	334,458	299,731
Commonbond Student Loan Trust, Class A, Series 2020-1, 1.69%, 10/25/51‡	76,633	67,982
Commonbond Student Loan Trust, Class A1, Series 2019-AGS, 2.54%, 01/25/47‡	73,038	68,870
CPS Auto Receivables Trust, Class D, Series 2018-D, 4.34%, 09/16/24‡	75,250	75,381
CPS Auto Receivables Trust, Class E, Series 2019-D, 3.86%, 10/15/25‡	245,000	240,291
Credit Acceptance Auto Loan Trust, Class A, Series 2022-1A, 4.60%, 06/15/32‡	230,000	229,244
Credit Acceptance Auto Loan Trust, Class B, Series 2019-3A, 2.86%, 01/16/29‡	250,000	248,105
Credito Real USA Auto Receivables Trust, Class A, Series 2021-1A, 1.35%, 02/16/27‡	114,773	111,901
Crossroads Asset Trust, Class A2, Series 2021-A, 0.82%, 03/20/24‡	375,885	370,063
Dext ABS LLC, Class A, Series 2020-1, 1.46%, 02/16/27‡	145,287	143,173
Diamond Resorts Owner Trust, Class B, Series 2019-1A, 3.53%, 02/20/32‡	98,776	96,774
Drive Auto Receivables Trust, Class C, Series 2019-3, 2.90%, 08/15/25	75,613	75,649
DT Auto Owner Trust, Class C, Series 2019-4A, 2.73%, 07/15/25‡	102,697	102,659
DT Auto Owner Trust, Class C, Series 2020-2A, 3.28%, 03/16/26‡	165,000	164,034
DT Auto Owner Trust, Class D, Series 2021-1A, 1.16%, 11/16/26‡	270,000	250,692
Encina Equipment Finance LLC, Class B, Series 2022-1A, 5.15%, 01/16/29‡	185,000	185,043
Exeter Automobile Receivables Trust, Class C, Series 2019-4A, 2.44%, 09/16/24‡	44,704	44,706
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Class D, Series 2018-4A, 4.35%, 09/16/24‡	$89,658	$89,912
Exeter Automobile Receivables Trust, Class E, Series 2019-2A, 4.68%, 05/15/26‡	660,000	661,508
FHF Trust, Class A, Series 2020-1A, 2.59%, 12/15/23‡	14,541	14,531
First Investors Auto Owner Trust, Class B, Series 2021-1A, 0.89%, 03/15/27‡	350,000	339,572
First Investors Auto Owner Trust, Class C, Series 2019-1A, 3.26%, 03/17/25‡	138,835	138,927
First Investors Auto Owner Trust, Class C, Series 2021-2A, 1.47%, 11/15/27‡	260,000	238,008
First Investors Auto Owner Trust, Class C, Series 2022-1A, 3.13%, 05/15/28‡	245,000	232,547
Flagship Credit Auto Trust, Class C, Series 2020-1, 2.24%, 01/15/26‡	430,000	421,715
Flagship Credit Auto Trust, Class C, Series 2020-3, 1.73%, 09/15/26‡	145,000	139,103
Flagship Credit Auto Trust, Class C, Series 2020-4, 1.28%, 02/16/27‡	145,000	139,488
Flagship Credit Auto Trust, Class C, Series 2021-1, 0.91%, 03/15/27‡	455,000	426,610
Foundation Finance Trust, Class A, Series 2017-1A, 3.30%, 07/15/33‡	13,385	13,394
Foundation Finance Trust, Class A, Series 2021-1A, 1.27%, 05/15/41‡	213,896	198,069
Foursight Capital Automobile Receivables Trust, Class B, Series 2022-1, 2.15%, 05/17/27‡	195,000	183,331
Foursight Capital Automobile Receivables Trust, Class C, Series 2021-2, 1.57%, 07/15/27‡	310,000	286,756
Foursight Capital Automobile Receivables Trust, Class E, Series 2019-1, 4.30%, 09/15/25‡	130,000	129,555
Freed ABS Trust, Class C, Series 2022-1FP, 2.51%, 03/19/29‡	145,000	137,216

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
GCI Funding I LLC, Class A, Series 2021-1 (Bermuda), 2.38%, 06/18/46‡	$181,422	$161,071
Genesis Sales Finance Master Trust, Class A, Series 2020-AA, 1.65%, 09/22/25‡	315,000	310,046
Global SC Finance VII Srl, Class A, Series 2020-1A (Barbados), 2.17%, 10/17/40‡	249,385	228,843
GLS Auto Receivables Issuer Trust, Class B, Series 2019-3A, 2.72%, 06/17/24‡	42,261	42,274
GLS Auto Receivables Issuer Trust, Class B, Series 2020-2A, 3.16%, 06/16/25‡	180,000	179,744
GLS Auto Receivables Issuer Trust, Class C, Series 2019-4A, 3.06%, 08/15/25‡	135,000	133,416
GLS Auto Receivables Issuer Trust, Class C, Series 2021-3A, 1.11%, 09/15/26‡	210,000	195,702
GLS Auto Receivables Issuer Trust, Class D, Series 2019-4A, 4.09%, 08/17/26‡	110,000	107,397
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	17,933	17,693
Goldenttree Loan Management US CLO 1 Ltd., Class A, Series 2021-9A (Cayman Islands), 2.13%, (3-Month USD LIBOR + 1.07%), 01/20/33@‡	250,000	244,651
Hertz Vehicle Financing III LLC, Class C, Series 2022-1A, 2.63%, 06/25/26‡	295,000	273,685
Hertz Vehicle Financing LLC, Class A, Series 2021-1A, 1.21%, 12/26/25‡	390,000	365,511
Hilton Grand Vacations Trust, Class B, Series 2022-1D, 4.10%, 06/20/34‡	258,955	254,418
Hin Timeshare Trust, Class C, Series 2020-A, 3.42%, 10/09/39‡	166,499	156,423
Jersey Mike’s Funding, Class A2, Series 2019-1A, 4.43%, 02/15/50‡	194,025	185,414
Lendbuzz Securitization Trust, Class A, Series 2022-1A, 4.22%, 05/17/27‡	270,004	266,015
Lendingpoint Asset Securitization Trust, Class A, Series 2021-A, 1.00%, 12/15/28‡	59,491	59,007
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Lendingpoint Asset Securitization Trust, Class B, Series 2022-A, 2.41%, 06/15/29‡	$245,000	$236,071
Ll ABS Trust, Class A, Series 2021-1A, 1.07%, 05/15/29‡	145,760	140,611
Mariner Finance Issuance Trust, Class A, Series 2019-AA, 2.96%, 07/20/32‡	120,000	119,091
Mariner Finance Issuance Trust, Class A, Series 2020-AA, 2.19%, 08/21/34‡	355,000	341,156
Marlette Funding Trust, Class B, Series 2021-1A, 1.00%, 06/16/31‡	275,000	269,554
Mercury Financial Credit Card Master Trust, Class A, Series 2021-1A, 1.54%, 03/20/26‡	230,000	218,990
Mercury Financial Credit Card Master Trust, Class A, Series 2022-1A, 2.50%, 09/21/26‡	145,000	137,509
Mission Lane Credit Card Master Trust, Class A, Series 2021-A, 1.59%, 09/15/26‡	325,000	313,129
MVW LLC, Class A, Series 2020-1A, 1.74%, 10/20/37‡	225,373	211,712
MVW LLC, Class B, Series 2021-1WA, 1.44%, 01/22/41‡	374,436	340,259
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36‡	74,992	72,610
Navient Private Education Refi Loan Trust, Class A, Series 2021-EA, 0.97%, 12/16/69‡	253,304	227,626
NBC Funding LLC, Class A2, Series 2021-1, 2.99%, 07/30/51‡	307,675	274,030
NMEF Funding LLC, Class B, Series 2019-A, 3.06%, 08/17/26‡	76,003	75,892
NMEF Funding LLC, Class B, Series 2021-A, 1.85%, 12/15/27‡	290,000	273,610
NMEF Funding LLC, Class B, Series 2022-A, 3.35%, 10/16/28‡	195,000	184,993
Oasis Securitization Funding LLC, Class A, Series 2021-1A, 2.58%, 02/15/33‡	90,007	88,982

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Octane Receivables Trust, Class A, Series 2020-1A, 1.71%, 02/20/25‡	$46,346	$45,902
Octane Receivables Trust, Class A, Series 2021-1A, 0.93%, 03/22/27‡	140,895	137,168
Oportun Funding LLC, Class A, Series 2022-1, 3.25%, 06/15/29‡	239,827	236,640
Oportun Funding XIV LLC, Class A, Series 2021-A, 1.21%, 03/08/28‡	280,000	262,312
Oportun Issuance Trust, Class A, Series 2021-C, 2.18%, 10/08/31‡	260,000	240,938
Orange Lake Timeshare Trust, Class B, Series 2019-A, 3.36%, 04/09/38‡	253,249	244,082
Oscar US Funding XII LLC, Class A4, Series 2021-1A (Japan), 1.00%, 04/10/28‡	190,000	175,066
Palmer Square Loan Funding Ltd., Class A1, Series 2021-1A (Cayman Islands), 1.96%, (3-Month USD LIBOR + 0.90%), 04/20/29@‡	162,370	160,789
Pawnee Equipment Receivables Series, Class A, Series 2020-1, 1.37%, 11/17/25‡	33,880	33,429
Planet Fitness Master Issuer LLC, Class A2II, Series 2018-1A, 4.67%, 09/05/48‡	283,938	277,219
Purchasing Power Funding LLC, Class A, Series 2021-A, 1.57%, 10/15/25‡	265,000	254,181
Regional Management Issuance Trust, Class A, Series 2021-1, 1.68%, 03/17/31‡	455,000	420,439
Santander Consumer Auto Receivables Trust, Class C, Series 2021-AA, 1.03%, 11/16/26‡	395,000	366,149
Santander Drive Auto Receivables Trust, Class C, Series 2021-3, 0.95%, 09/15/27	250,000	240,723
Sierra Timeshare Receivables Funding LLC, Class B, Series 2020-2A, 2.32%, 07/20/37‡	57,297	55,044
Skopos Auto Receivables Trust, Class C, Series 2019-1A, 3.63%, 09/16/24‡	193,189	192,723
Sofi Professional Loan Program LLC, Class A2B, Series 2017-C, 2.63%, 07/25/40‡	86,929	86,100
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Tricolor Auto Securitization Trust, Class C, Series 2022-1A, 4.71%, 08/15/25‡	$235,000	$232,311
TRP LLC, Class A, Series 2021-1, 2.07%, 06/19/51‡	319,675	282,533
Upstart Pass-Through Trust Series, Class A, Series 2021-ST2, 2.50%, 04/20/27‡	146,896	141,115
Upstart Securitization Trust, Class A, Series 2021-1, 0.87%, 03/20/31‡	64,556	63,882
Upstart Securitization Trust, Class A, Series 2022-2, 4.37%, 05/20/32‡	235,000	232,389
Upstart Securitization Trust, Class B, Series 2021-2, 1.75%, 06/20/31‡	240,000	225,934
Upstart Securitization Trust, Class B, Series 2021-3, 1.66%, 07/20/31‡	345,000	318,392
US Auto Funding, Class B, Series 2021-1A, 1.49%, 03/17/25‡	315,000	303,811
USASF Receivables LLC, Class B, Series 2020-1A, 3.22%, 05/15/24‡	205,133	204,070
Veros Auto Receivables Trust, Class B, Series 2021-1, 1.49%, 10/15/26‡	370,000	352,242
Veros Auto Receivables Trust, Class B, Series 2022-1, 4.39%, 08/16/27‡	285,000	281,003
VFI ABS LLC, Class B, Series 2022-1A, 3.04%, 07/24/28‡	320,000	306,168
Welk Resorts LLC, Class B, Series 2019-AA, 2.99%, 06/15/38‡	209,075	204,492
Westgate Resorts LLC, Class B, Series 2022-1A, 2.29%, 08/20/36‡	173,260	165,777
Westlake Automobile Receivables Trust, Class B, Series 2022-1A, 2.75%, 03/15/27‡	385,000	373,770
Westlake Automobile Receivables Trust, Class C, Series 2020-3A, 1.24%, 11/17/25‡	145,000	141,478
Westlake Automobile Receivables Trust, Class D, Series 2021-3A, 2.12%, 01/15/27‡	245,000	228,136
Total Asset Backed Securities (Cost $29,915,049)		28,545,991

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 26.3%

Commercial Mortgage Backed Securities — 3.5%
BPR Trust, Class A, Series 2021-KEN, 2.57%, (1-Month USD LIBOR + 1.25%), 02/15/29@‡	$95,000	$93,771
BX Trust, Class B, Series 2018-GW, 2.34%, (1-Month USD LIBOR + 1.02%), 05/15/35@‡	700,000	676,469
CF Hippolyta LLC, Class A1, Series 2020-1, 1.69%, 07/15/60‡	105,858	96,157
Commercial Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37‡	150,000	140,693
CSMC Trust, Class A1, Series 2020-NQM1, 1.21%, 05/25/65‡	254,145	242,088
GCT Commercial Mortgage Trust, Class A, Series 2021-GCT, 2.12%, (1-Month USD LIBOR + 0.80%), 02/15/38@‡	315,000	305,377
GS Mortgage Securities Corp. Trust, Class A, Series 2020-TWN3, 3.32%, (1-Month USD LIBOR + 2.00%), 11/15/37@‡	175,000	173,612
GS Mortgage Securities Trust, Class AS, Series 2020-GC45, 3.17%, 02/13/53@*	175,000	158,230
KKR Industrial Portfolio Trust, Class C, Series 2021-KDIP, 2.32%, (1-Month USD LIBOR + 1.00%), 12/15/37@‡	382,500	365,901
Morgan Stanley Bank of America Merrill Lynch Trust, Class A4, Series 2013-C10, 4.21%, 07/15/46@*	275,000	274,113
Provident Funding Mortgage Trust, Class A2, Series 2019-1, 3.00%, 12/25/49@‡*	33,731	30,569
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37@‡*	17,762	17,722
Velocity Commercial Capital Loan Trust, Class AFX, Series 2020-1, 2.61%, 02/25/50@‡*	78,270	74,848
WFRBS Commercial Mortgage Trust, Class AS, Series 2014-C24, 3.93%, 11/15/47	250,000	245,354
Total Commercial Mortgage Backed Securities		2,894,904
Investments	Principal	Value
Mortgage Backed Security — 0.1%
CIM Trust, Class A1, Series 2022-R2, 3.75%, 12/25/61@‡*	$97,908	$94,926

Residential Mortgage Backed Securities — 22.7%
Ajax Mortgage Loan Trust, Class A1, Series 2021-A, 1.07%, 09/25/65@‡*	369,135	339,071
American Homes 4 Rent Trust, Class A, Series 2014-SFR3, 3.68%, 12/17/36‡	146,214	144,833
Angel Oak Mortgage Trust, Class A1, Series 2020-6, 1.26%, 05/25/65@‡*	46,941	45,068
Angel Oak Mortgage Trust, Class A1, Series 2020-4, 1.47%, 06/25/65@‡*	84,997	81,554
Angel Oak Mortgage Trust, Class A1, Series 2021-5, 0.95%, 07/25/66@‡*	142,243	127,349
Angel Oak Mortgage Trust, Class A1, Series 2021-7, 1.98%, 10/25/66@‡*	453,312	398,722
Angel Oak Mortgage Trust I LLC, Class A1, Series 2018-3, 3.65%, 09/25/48@‡*	3,243	3,230
Angel Oak Mortgage Trust I LLC, Class A1, Series 2019-2, 3.63%, 03/25/49@‡*	5,381	5,369
Angel Oak SB Commercial Mortgage Trust, Class A1, Series 2020-SBC1, 2.07%, 05/25/50@‡*	63,812	61,478
Arroyo Mortgage Trust, Class A1, Series 2019-1, 3.81%, 01/25/49@‡*	536,435	518,769
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49@‡*	64,914	63,260
Arroyo Mortgage Trust, Class A1B, Series 2020-1, 2.10%, 03/25/55‡	153,826	148,559
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	54,380	49,767
Bayview Koitere Fund Trust, Class A, Series 2017-RT4, 3.50%, 07/28/57@‡*	65,953	64,461
Bravo Residential Funding Trust, Class A1, Series 2021-NQM3, 1.70%, 04/25/60@‡*	68,738	66,273
Cafl Issuer LLC, Class A1, Series 2021-RTL1, 2.24%, 03/28/29‡	105,000	98,880

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2014-A, 4.00%, 01/25/35@‡*	$120,687	$115,977
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡*	33,198	32,341
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2018-RP1, 3.00%, 09/25/64@‡*	69,302	68,212
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2019-RP1, 3.50%, 01/25/66@‡*	622,622	607,677
COLT Funding LLC, Class A1, Series 2021-3R, 1.05%, 12/25/64@‡*	168,688	156,490
COLT Mortgage Loan Trust, Class A2, Series 2021-2, 1.13%, 08/25/66@‡*	85,753	75,846
COLT Mortgage Loan Trust, Class A1, Series 2022-1, 2.28%, 12/27/66@‡*	278,120	250,570
COLT Mortgage Loan Trust, Class A1, Series 2022-3, 3.90%, 02/25/67@‡*	464,696	450,613
COLT Mortgage Loan Trust, Class A1, Series 2022-5, 4.55%, 04/25/67@‡*	321,459	318,057
COLT Mortgage Pass-Through Certificates, Class A1, Series 2021-1R, 0.86%, 05/25/65@‡*	225,704	221,627
Corevest American Finance Trust, Class A, Series 2020-3, 1.36%, 08/15/53‡	352,885	319,566
Credit Suisse Commercial Mortgage Trust, Class A2, Series 2014-IVR2, 3.81%, 04/25/44@‡*	106,880	99,665
CSMC Trust, Class A1, Series 2021-AFC1, 0.83%, 03/25/56@‡*	153,886	132,397
CSMC Trust, Class A1, Series 2020-RPL4, 2.00%, 01/25/60@‡*	71,251	67,014
CSMC Trust, Class A1, Series 2021-RPL3, 2.00%, 01/25/60@‡*	562,272	530,234
CSMC Trust, Class A1, Series 2021-NQM1, 0.81%, 05/25/65@‡*	486,084	468,065
CSMC Trust, Class A1, Series 2021-NQM2, 1.18%, 02/25/66@‡*	124,474	118,532
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Dominion Mortgage Trust, Class A1, Series 2021-RTL1, 2.49%, 07/25/27‡	$315,000	$297,721
Ellington Financial Mortgage Trust, Class A3, Series 2019-2, 3.05%, 11/25/59@‡*	23,378	22,703
Ellington Financial Mortgage Trust, Class A1, Series 2020-1, 2.01%, 05/25/65@‡*	122,007	118,877
Ellington Financial Mortgage Trust, Class A1, Series 2020-2, 1.18%, 10/25/65@‡*	161,997	156,552
Ellington Financial Mortgage Trust, Class A2, Series 2021-1, 1.00%, 02/25/66@‡*	87,960	79,618
Ellington Financial Mortgage Trust, Class A1, Series 2021-2, 0.93%, 06/25/66@‡*	202,395	184,092
Firstkey Homes Trust, Class B, Series 2020-SFR2, 1.57%, 10/19/37‡	175,000	159,686
Firstkey Homes Trust, Class A, Series 2020-SFR2, 1.27%, 10/19/37‡	165,819	153,025
Firstkey Homes Trust, Class D, Series 2021-SFR1, 2.19%, 08/17/38‡	240,000	212,312
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡*	47,476	46,006
GS Mortgage-Backed Securities Trust, Class A3, Series 2020-NQM1, 2.35%, 09/27/60@‡*	140,661	135,676
GSR Mortgage Loan Trust, Class 1A6, Series 2003-3F, 6.00%, 04/25/33	59,548	58,436
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡*	80,324	77,626
JPMorgan Mortgage Trust, Class AM, Series 2014-2, 3.36%, 06/25/29@‡*	157,871	151,402
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 3.09%, 08/25/34@*	41,533	41,999
JPMorgan Mortgage Trust, Class A2, Series 2015-5, 2.35%, 05/25/45@‡*	105,143	104,516
Lhome Mortgage Trust, Class A1, Series 2021-RTL2, 2.09%, 06/25/26‡	205,000	195,498

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
MetLife Securitization Trust, Class A, Series 2018-1A, 3.75%, 03/25/57@‡*	$273,036	$266,664
MetLife Securitization Trust, Class A1A, Series 2019-1A, 3.75%, 04/25/58@‡*	333,439	330,249
MFA Trust, Class A1, Series 2020-NQM3, 1.01%, 01/26/65@‡*	219,171	211,783
MFA Trust, Class A1, Series 2021-NQM1, 1.15%, 04/25/65@‡*	177,747	165,538
Mill City Mortgage Loan Trust, Class M2, Series 2017-3, 3.25%, 01/25/61@‡*	123,454	118,913
New Residential Mortgage Loan Trust, Class B1, Series 2018-4A, 2.67%, (1-Month USD LIBOR + 1.05%), 01/25/48@‡	487,788	471,807
New Residential Mortgage Loan Trust, Class AFX3, Series 2014-3A, 3.75%, 11/25/54@‡*	109,317	106,149
New Residential Mortgage Loan Trust, Class A1, Series 2016-3A, 3.75%, 09/25/56@‡*	222,460	214,898
New Residential Mortgage Loan Trust, Class A1, Series 2016-4A, 3.75%, 11/25/56@‡*	161,877	157,160
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57@‡*	522,711	510,566
New Residential Mortgage Loan Trust, Class A1, Series 2021-NQ2R, 0.94%, 10/25/58@‡*	187,574	181,331
Newrez Warehouse Securitization Trust, Class C, Series 2021-1, 2.67%, (1-Month USD LIBOR + 1.05%), 05/25/55@‡	300,000	294,386
NLT Trust, Class A1, Series 2021-INV2, 1.16%, 08/25/56@‡*	276,419	251,414
NYMT Loan Trust, Class A1, Series 2021-CP1, 2.04%, 07/25/61‡	82,369	77,964
OBX Trust, Class A3, Series 2019-INV1, 4.50%, 11/25/48@‡*	33,723	33,495
PRPM LLC, Class A1, Series 2021-RPL1, 1.32%, 07/25/51‡	598,060	554,795
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
PRPM LLC, Class A1, Series 2021-RPL2, 1.46%, 10/25/51@‡*	$86,534	$79,146
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50@‡*	42,219	37,913
Residential Mortgage Loan Trust, Class A1, Series 2020-1, 2.38%, 01/26/60@‡*	67,935	65,839
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59@‡*	70,562	69,155
Star Trust, Class A1, Series 2021-1, 1.22%, 05/25/65@‡*	345,256	325,910
Starwood Mortgage Residential Trust, Class A2, Series 2021-3, 1.40%, 06/25/56@‡*	90,211	81,150
Starwood Mortgage Residential Trust, Class A1, Series 2020-3, 1.49%, 04/25/65@‡*	282,450	275,686
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.15%, 02/25/34	236,812	220,810
Towd Point HE Trust, Class M1, Series 2021-HE1, 1.50%, 02/25/63@‡*	98,634	94,392
Towd Point Mortgage Trust, Class M1, Series 2015-6, 3.75%, 04/25/55@‡*	100,000	98,354
Towd Point Mortgage Trust, Class A2, Series 2017-1, 3.50%, 10/25/56@‡*	385,000	378,642
Towd Point Mortgage Trust, Class A2, Series 2017-2, 3.25%, 04/25/57@‡*	260,000	255,655
Towd Point Mortgage Trust, Class A1A, Series 2018-6, 3.75%, 03/25/58@‡*	605,403	602,219
Towd Point Mortgage Trust, Class A1, Series 2018-4, 3.00%, 06/25/58@‡*	339,366	326,603
Towd Point Mortgage Trust, Class A2, Series 2020-MH1, 2.50%, 02/25/60@‡*	130,000	117,427
VCAT Asset Securitization, LLC, Class A1, Series 2021-NPL4, 1.87%, 08/25/51‡	242,863	228,845
VCAT Asset Securitization, LLC, Class A1, Series 2021-NPL6, 1.92%, 09/25/51‡	184,143	173,646

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Verus Securitization Trust, Class A1, Series 2019-INV2, 2.91%, 07/25/59@‡*	$37,429	$37,382
Verus Securitization Trust, Class A1, Series 2020-1, 2.42%, 01/25/60‡	42,698	41,980
Verus Securitization Trust, Class A1, Series 2021-R1, 0.82%, 10/25/63@‡*	264,250	258,077
Verus Securitization Trust, Class A1, Series 2021-R3, 1.02%, 04/25/64@‡*	208,430	199,138
Verus Securitization Trust, Class A1, Series 2020-4, 1.50%, 05/25/65‡	442,522	423,178
Verus Securitization Trust, Class A1, Series 2021-1, 0.82%, 01/25/66@‡*	176,310	161,850
Verus Securitization Trust, Class A1, Series 2021-2, 1.03%, 02/25/66@‡*	261,310	237,586
Verus Securitization Trust, Class A1, Series 2021-3, 1.05%, 06/25/66@‡*	533,574	474,466
Verus Securitization Trust, Class A1, Series 2022-4, 4.47%, 04/25/67‡	272,224	269,501
Visio Trust, Class A1, Series 2019-2, 2.72%, 11/25/54@‡*	411,170	395,818
Visio Trust, Class A2, Series 2019-2, 2.92%, 11/25/54@‡*	181,370	174,612
Visio Trust, Class A1, Series 2021-1R, 1.28%, 05/25/56‡	262,047	246,568
VOLT XCV LLC, Class A1, Series 2021-NPL4, 2.24%, 03/27/51‡	127,651	122,332
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 3.49%, 07/25/34@*	19,601	19,506
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 3.62%, 07/25/34@*	50,425	51,076
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 2.99%, 10/25/34@*	$70,578	$66,637
Total Residential Mortgage Backed Securities		19,003,482
Total Mortgage Backed Securities (Cost $23,308,497)		21,993,312

CORPORATE BONDS — 17.1%

Communication Services — 1.0%
Commscope, Inc., 4.75%, 09/01/29‡	170,000	137,615
Level 3 Financing, Inc., 4.63%, 09/15/27‡	100,000	85,541
Level 3 Financing, Inc., 4.25%, 07/01/28‡	140,000	113,546
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 03/20/25‡	178,750	178,997
T-Mobile USA, Inc., 2.05%, 02/15/28	140,000	121,908
TripAdvisor, Inc., 7.00%, 07/15/25‡	115,000	111,678
Twitter, Inc., 3.88%, 12/15/27‡(a)	100,000	94,204
Total Communication Services		843,489

Consumer Discretionary — 0.3%
General Motors Co., 6.13%, 10/01/25	150,000	155,404
General Motors Financial Co., Inc., 1.25%, 01/08/26	55,000	48,577
Total Consumer Discretionary		203,981

Consumer Staples — 0.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.25%, 03/15/26‡	145,000	126,731

Energy — 1.3%
Boardwalk Pipelines LP, 4.95%, 12/15/24	245,000	247,067
Chesapeake Energy Corp., 5.50%, 02/01/26‡	135,000	128,509
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25‡	100,000	94,271

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
CORPORATE BONDS (continued)

Energy (continued)
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/29‡	$55,000	$49,411
DT Midstream, Inc., 4.13%, 06/15/29‡	155,000	131,424
Energy Transfer LP, 4.20%, 04/15/27	105,000	101,056
EQM Midstream Partners LP, 6.00%, 07/01/25‡	50,000	48,210
NGPL PipeCo. LLC, 4.88%, 08/15/27‡	118,000	117,049
Occidental Petroleum Corp., 5.88%, 09/01/25	145,000	144,668
Total Energy		1,061,665

Financials — 6.5%
Athene Global Funding, 2.45%, 08/20/27‡	240,000	210,710
Bank of America Corp., 2.13%, (3-Month USD LIBOR + 0.77%), 02/05/26@	113,000	110,328
Bank of America Corp., 1.73%, (SOFR + 0.96%), 07/22/27@	630,000	563,095
Bank of America Corp., 2.55%, (SOFR + 1.05%), 02/04/28@	93,000	84,770
Blackstone Private Credit Fund, 2.63%, 12/15/26‡	116,000	97,407
Blackstone Private Credit Fund, 4.00%, 01/15/29‡	50,000	41,097
Charles Schwab Corp. (The), Series G, 5.38%, (US 5 Year CMT T-Note + 4.97%)#@	44,000	43,670
Charles Schwab Corp. (The), Series H, 4.00%, (US 10 Year CMT T-Note + 3.08%)#@	220,000	168,356
Citadel LP, 4.88%, 01/15/27‡	170,000	164,834
Citigroup, Inc., 3.53%, (3-Month USD LIBOR + 1.25%), 07/01/26@	210,000	205,867
Citigroup, Inc., 2.62%, (SOFR + 1.28%), 02/24/28@	126,000	120,958
Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Finance, 3.88%, 02/15/26‡	250,000	229,776
F&G Global Funding, 1.75%, 06/30/26‡	198,000	175,832
Goldman Sachs Group, Inc. (The), 3.20%, (3-Month USD LIBOR + 1.60%), 11/29/23@	270,000	271,007
Investments	Principal	Value
CORPORATE BONDS (continued)

Financials (continued)
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/27	$105,000	$101,744
Goldman Sachs Group, Inc. (The), 2.99%, (3-Month USD LIBOR + 1.75%), 10/28/27@	280,000	277,020
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%)#@	562,000	476,122
JPMorgan Chase & Co., 2.49%, (SOFR + 1.18%), 02/24/28@	200,000	192,403
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27‡	145,000	117,296
Liberty Mutual Group, Inc., 4.13%, (US 5 Year CMT T-Note + 3.32%), 12/15/51@‡	160,000	127,878
Lincoln National Corp., 3.10%, (3-Month USD LIBOR + 2.04%), 04/20/67@	285,000	193,821
MetLife, Inc., Series D, 5.88%, (3-Month USD LIBOR + 2.96%)#@(a)	155,000	144,323
Morgan Stanley, 2.58%, (3-Month USD LIBOR + 1.40%), 10/24/23@	280,000	280,026
Navient Corp., 5.88%, 10/25/24	240,000	221,104
OWL Rock Core Income Corp., 5.50%, 03/21/25‡	68,000	65,401
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43@	244,000	238,127
Spirit Realty LP, 4.45%, 09/15/26	96,429	95,118
Texas Capital Bancshares, Inc., 4.00%, (US 5 Year CMT T-Note + 3.15%), 05/06/31@	135,000	124,565
Wells Fargo & Co., 4.10%, 06/03/26	325,000	320,631
Total Financials		5,463,286

Health Care — 1.8%
Baxter International, Inc., 1.92%, 02/01/27	149,000	133,745
Baxter International, Inc., 2.27%, 12/01/28	150,000	131,453
Bio-Rad Laboratories, Inc., 3.30%, 03/15/27	138,000	130,525
HCA, Inc., 5.38%, 02/01/25	215,000	215,711
Mylan NV, 3.95%, 06/15/26	50,000	47,253
Royalty Pharma PLC, 1.20%, 09/02/25	23,000	20,550

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
CORPORATE BONDS (continued)

Health Care (continued)
Royalty Pharma PLC, 1.75%, 09/02/27	$323,000	$276,049
Tenet Healthcare Corp., 4.88%, 01/01/26‡	95,000	87,729
Universal Health Services, Inc., 1.65%, 09/01/26‡	260,000	225,975
Viatris, Inc., 2.30%, 06/22/27	275,000	238,277
Viatris, Inc., 2.30%, 06/22/27‡	157	136
Total Health Care		1,507,403

Industrials — 1.2%
Alaska Airlines Pass-Through Trust, Class A, Series 2020-1, 4.80%, 08/15/27‡	180,896	179,057
Boeing Co. (The), 4.88%, 05/01/25	120,000	119,755
Boeing Co. (The), 5.04%, 05/01/27	112,000	110,752
General Electric Co., Series D, 5.16%, (3-Month USD LIBOR + 3.33%)#@	285,000	250,786
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28	276,000	236,344
Spirit AeroSystems, Inc., 5.50%, 01/15/25‡	105,000	97,309
Total Industrials		994,003

Information Technology — 1.7%
Block, Inc., 2.75%, 06/01/26‡	115,000	102,324
CDW LLC / CDW Finance Corp., 2.67%, 12/01/26	98,000	87,495
CDW LLC / CDW Finance Corp., 3.28%, 12/01/28	98,000	84,719
Citrix Systems, Inc., 1.25%, 03/01/26	25,000	24,247
Dell International LLC / EMC Corp., 4.90%, 10/01/26	210,000	210,758
Entegris Escrow Corp., 4.75%, 04/15/29‡	285,000	266,254
Flex Ltd., 3.75%, 02/01/26	191,000	183,196
Kyndryl Holdings, Inc., 2.05%, 10/15/26‡	108,000	91,179
Kyndryl Holdings, Inc., 2.70%, 10/15/28‡	105,000	83,881
Oracle Corp., 2.30%, 03/25/28	100,000	86,283
TD Synnex Corp., 1.75%, 08/09/26‡	107,000	94,528
TD Synnex Corp., 2.38%, 08/09/28‡	110,000	93,023
Total Information Technology		1,407,887
Investments	Principal	Value
CORPORATE BONDS (continued)

Materials — 1.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.13%, 08/15/26‡	$200,000	$169,876
Bayport Polymers LLC, 4.74%, 04/14/27‡	240,000	233,616
International Flavors & Fragrances, Inc., 1.23%, 10/01/25‡	118,000	106,723
International Flavors & Fragrances, Inc., 1.83%, 10/15/27‡	233,000	201,278
Silgan Holdings, Inc., 1.40%, 04/01/26‡	271,000	242,723
Total Materials		954,216

Real Estate — 1.3%
EPR Properties, 4.95%, 04/15/28	145,000	133,730
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	195,000	191,618
Office Properties Income Trust, 4.50%, 02/01/25	225,000	215,962
Office Properties Income Trust, 2.65%, 06/15/26	105,000	89,467
Retail Opportunity Investments Partnership LP, 5.00%, 12/15/23	231,000	232,699
Service Properties Trust, 4.65%, 03/15/24	200,000	172,208
VICI Properties LP / VICI Note Co., Inc., 4.63%, 06/15/25‡	75,000	71,472
Total Real Estate		1,107,156

Utilities — 0.7%
FirstEnergy Transmission LLC, 2.87%, 09/15/28‡	119,000	100,955
NRG Energy, Inc., 3.75%, 06/15/24‡	175,000	171,949
Puget Energy, Inc., 2.38%, 06/15/28	151,000	132,429
Southern Co. (The), Series 21-A, 3.75%, (US 5 Year CMT T-Note + 2.92%), 09/15/51@	254,000	216,451
Total Utilities		621,784
Total Corporate Bonds (Cost $15,911,151)		14,291,601

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
TERM LOANS — 7.2%

Aerospace — 0.8%
Air Canada, 4.25%, (3-Month USD LIBOR + 3.50%), 08/11/28@	$28,235	$26,047
Brown Group Holding LLC, 4.17%, (1-Month USD LIBOR + 2.50%), 06/07/28@	129,763	123,397
KKR Apple Bidco LLC, 4.42%, (1-Month USD LIBOR + 2.75%), 07/14/28@	79,600	75,371
Mileage Plus Holdings LLC, 7.31%, (3-Month USD LIBOR + 5.25%), 06/21/27@	85,000	84,193
SkyMiles IP Ltd, 4.75%, (3-Month USD LIBOR + 3.75%), 09/16/27@	120,000	119,550
TransDigm, Inc., 3.92%, (1-Month USD LIBOR + 2.25%), 08/22/24@	161,623	156,328
TransDigm, Inc., 3.92%, (1-Month USD LIBOR + 2.25%), 05/30/25@	68,688	65,448
Total Aerospace		650,334

Chemicals — 0.4%
Ineos US Finance LLC, 3.67%, (1-Month USD LIBOR + 2.00%), 04/01/24@	237,641	230,475
Nouryon USA LLC, 5.25%, (3-Month USD LIBOR + 3.00%), 10/01/25@	70,811	67,159
Total Chemicals		297,634

Consumer Durables — 0.3%
Fluidra Finco SL, 3.63%, (1-Month USD LIBOR + 2.00%), 01/21/29@	179,063	174,250
Resideo Funding, Inc., 3.65%, (3-Month USD LIBOR + 2.25%), 02/11/28@	113,636	109,943
Total Consumer Durables		284,193

Energy — 0.3%
Freeport LNG Investments LLLP, 4.56%, (3-Month USD LIBOR + 3.50%), 11/17/28@	84,723	73,709
Oryx Midstream Services Permian Basin LLC, 4.71%, (3-Month USD LIBOR + 3.25%), 09/30/28@	154,225	147,157
Total Energy		220,866
Investments	Principal	Value
TERM LOANS (continued)

Financials — 0.3%
Avolon TLB Borrower 1 US LLC, 3.85%, (1-Month USD LIBOR + 2.25%), 12/01/27@	$145,934	$139,048
Citadel Securities LP, 4.14%, (1-Month USD LIBOR + 2.50%), 02/02/28@	137,100	132,238
Total Financials		271,286

Food/Tobacco — 0.4%
Aramark Services, Inc., 3.42%, (1-Month USD LIBOR + 1.75%), 03/11/25@	85,000	81,855
Aramark Services, Inc., 4.17%, (1-Month USD LIBOR + 2.50%), 04/06/28@	109,607	105,177
Hostess Brands LLC, 3.49%, (3-Month USD LIBOR + 2.25%), 08/03/25@	117,988	113,585
Total Food/Tobacco		300,617

Forest Prod/Containers — 0.2%
Berry Global, Inc., 4.18%, (3-Month USD LIBOR + 1.75%), 07/01/26@	124,377	120,455
Mauser Packaging Solutions Holding Co., 5.04%, (1-Month USD LIBOR + 3.25%), 04/03/24@	88,601	83,599
Total Forest Prod/Containers		204,054

Gaming/Leisure — 0.6%
Caesars Resort Collection LLC, 4.42%, (1-Month USD LIBOR + 2.75%), 12/23/24@	153,125	147,813
Hilton Worldwide Finance LLC, 3.37%, (1-Month USD LIBOR + 1.75%), 06/22/26@	85,000	81,915
Scientific Games, 5.04%, (1-Month USD LIBOR + 3.00%), 04/07/29@	50,000	47,615
Stars Group Holdings BV, 4.50%, (3-Month USD LIBOR + 2.25%), 07/21/26@	97,772	93,268
Station Casinos LLC, 3.92%, (1-Month USD LIBOR + 2.25%), 02/08/27@	93,352	88,088
UFC Holdings LLC, 3.50%, (3-Month USD LIBOR + 2.75%), 04/29/26@	88,681	82,872
Total Gaming/Leisure		541,571

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
TERM LOANS (continued)

Health Care — 0.4%
Agiliti Health Inc, 4.50%, (1-Month USD LIBOR + 2.75%), 01/04/26@	$59,538	$57,306
Elanco Animal Health, Inc., 3.46%, (1-Month USD LIBOR + 1.75%), 08/01/27@	100,030	94,741
Horizon Therapeutics USA, Inc., 3.38%, (1-Month USD LIBOR + 1.75%), 03/15/28@	102,939	99,690
Phoenix Newco Inc, 4.92%, (1-Month USD LIBOR + 3.25%), 08/11/28@	24,938	23,485
Select Medical Corp., 4.17%, (1-Month USD LIBOR + 2.50%), 03/06/25@	90,000	86,400
Total Health Care		361,622

Housing — 0.5%
American Builders & Contractors Supply Co., Inc., 3.67%, (1-Month USD LIBOR + 2.00%), 01/15/27@	88,096	83,540
CPG International (Azek), 4.09%, (3-Month USD LIBOR + 2.50%), 04/20/29@	90,000	83,925
Quikrete Holdings, Inc., 4.67%, (1-Month USD LIBOR + 3.00%), 06/11/28@	89,700	84,834
Standard Industries Inc/NJ, 3.79%, (3-Month USD LIBOR + 2.50%), 08/06/28@	133,813	129,655
Total Housing		381,954

Information Technology — 0.7%
Boxer Parent Co Inc, 5.42%, (1-Month USD LIBOR + 3.75%), 10/02/25@	89,134	83,267
CCC Intelligent Solutions Inc, 4.50%, (3-Month USD LIBOR + 2.25%), 09/15/28@	94,475	89,893
Go Daddy Operating Co. LLC, 3.42%, (1-Month USD LIBOR + 1.75%), 02/15/24@	181,165	175,617
Tenable, Inc., 3.27%, (3-Month USD LIBOR + 2.75%), 07/07/28@	89,413	85,687
UKG Inc, 5.54%, (3-Month USD LIBOR + 3.25%), 05/04/26@	129,575	121,740
Total Information Technology		556,204
Investments	Principal	Value
TERM LOANS (continued)

Manufacturing — 0.4%
Gates Global LLC, 4.17%, (1-Month USD LIBOR + 2.50%), 03/31/27@	$88,089	$83,376
NCR Corp., 3.74%, (3-Month USD LIBOR + 2.50%), 08/28/26@	147,335	143,406
Tenneco, Inc., 4.67%, (1-Month USD LIBOR + 3.00%), 10/01/25@	88,622	85,734
Total Manufacturing		312,516

Media/Telecom — Broadcasting — 0.1%
Nexstar Media Group, Inc., 4.17%, (1-Month USD LIBOR + 2.50%), 09/18/26@	68,652	67,856

Media/Telecom — Cable/Wireless Video — 0.6%
Charter Communications Operating LLC, 3.42%, (1-Month USD LIBOR + 1.75%), 02/01/27@	147,406	140,904
CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)), 3.57%, (1-Month USD LIBOR + 2.25%), 07/17/25@	180,709	168,602
Directv Financing LLC, 6.67%, (1-Month USD LIBOR + 5.00%), 07/22/27@	90,627	83,698
Virgin Media Bristol LLC, 3.82%, (1-Month USD LIBOR + 2.50%), 01/31/28@	145,000	136,219
Total Media/Telecom — Cable/Wireless Video		529,423

Media/Telecom — Diversified Media — 0.1%
Clear Channel, 4.74%, (3-Month USD LIBOR + 3.50%), 08/21/26@	91,975	79,489

Media/Telecom — Telecommunications — 0.1%
CenturyLink, Inc., 3.92%, (1-Month USD LIBOR + 2.25%), 03/15/27@	122,127	112,623

Media/Telecom — Wireless Communications — 0.1%
SBA Senior Finance II LLC, 3.42%, (1-Month USD LIBOR + 1.75%), 04/11/25@	128,000	123,676

Retail — 0.1%
PetSmart, Inc., 4.50%, (3-Month USD LIBOR + 3.75%), 02/11/28@	99,250	93,717

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
TERM LOANS (continued)

Service — 0.7%
Asplundh Tree Expert LLC, 3.42%, (1-Month USD LIBOR + 1.75%), 09/07/27@	$113,204	$109,596
Dun & Bradstreet Corp. (The), 4.87%, (1-Month USD LIBOR + 3.25%), 02/06/26@	87,587	82,879
Dun & Bradstreet Corp/The, 4.75%, (1-Month USD LIBOR + 3.25%), 01/05/29@	19,950	18,703
NAB Holdings LLC, 3.76%, (3-Month USD LIBOR + 3.00%), 11/17/28@	89,500	83,963
Pike Corp., 4.67%, (1-Month USD LIBOR + 3.00%), 01/21/28@	85,479	81,508
PODS LLC, 4.67%, (1-Month USD LIBOR + 3.00%), 03/31/28@	98,654	92,044
Sedgwick Claims Management Services Inc, 4.92%, (1-Month USD LIBOR + 3.25%), 12/31/25@	99,229	93,449
Total Service		562,142

Utilities — 0.1%
Vistra Operations Co. LLC, 3.27%, (1-Month USD LIBOR + 1.75%), 12/31/25@	134,398	129,022
Total Term Loans (Cost $6,362,738)		6,080,799

U.S. TREASURY NOTES — 6.3%

U.S. Treasury Note, 0.13%, 03/31/23	2,245,000	2,201,321
U.S. Treasury Note, 0.13%, 04/30/23	315,000	307,937
U.S. Treasury Note, 2.50%, 04/30/24(a)	1,400,000	1,389,145
U.S. Treasury Note, 1.00%, 12/15/24	1,475,000	1,406,263
Total U.S. Treasury Notes (Cost $5,405,377)		5,304,666

FOREIGN BONDS — 5.4%

Consumer Staples — 0.7%
Bacardi Ltd. (Bermuda), 4.70%, 05/15/28‡	210,000	207,981
BAT Capital Corp. (United Kingdom), 2.26%, 03/25/28	330,000	277,249
Investments	Principal	Value
FOREIGN BONDS (continued)

Consumer Staples (continued)
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL (Guatemala), 5.25%, 04/27/29‡	$80,000	$69,836
Total Consumer Staples		555,066

Energy — 0.6%
BP Capital Markets PLC (United Kingdom), 4.88%, (US 5 Year CMT T-Note + 4.40%)#@	205,000	179,276
Lundin Energy Finance BV (Netherlands), 2.00%, 07/15/26‡	400,000	358,256
Total Energy		537,532

Financials — 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.45%, 10/29/26	150,000	130,892
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/28	155,000	130,947
Banco Santander (Chile), 2.70%, 01/10/25‡	150,000	143,759
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/28	210,000	201,185
Danske Bank A/S (Denmark), 3.77%, (US 1 Year CMT T-Note + 1.45%), 03/28/25@‡	200,000	196,941
Total Financials		803,724

Industrials — 1.0%
Ashtead Capital, Inc. (United Kingdom), 4.38%, 08/15/27‡	445,000	414,388
British Airways Pass-Through Trust, Class A, Series 2021-1 (United Kingdom), 2.90%, 03/15/35‡	214,400	189,802
Doric Nimrod Air Finance Alpha Ltd. Class A Pass-Through Trust, Series 2012-1A (Guernsey), 5.13%, 11/30/22‡	69,518	68,917
GFL Environmental, Inc. (Canada), 3.75%, 08/01/25‡	145,000	134,739
Total Industrials		807,846

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
FOREIGN BONDS (continued)

Information Technology — 0.3%
Open Text Corp. (Canada), 3.88%, 02/15/28‡	$100,000	$89,087
SK Hynix, Inc. (South Korea), 1.50%, 01/19/26‡	200,000	180,177
Total Information Technology		269,264

Materials — 0.7%
FMG Resources August Pty Ltd. (Australia), 5.88%, 04/15/30‡	145,000	131,751
Glencore Funding LLC (Australia), 1.63%, 09/01/25‡	245,000	224,471
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	180,000	164,841
Suzano Austria GMBH (Brazil), 2.50%, 09/15/28	80,000	65,117
Total Materials		586,180

Oil & Gas — 0.2%
Petroleos Mexicanos (Mexico), 4.63%, 09/21/23	180,000	176,368

Sovereign Government — 0.9%
Dominican Republic International Bond (Dominican Republic), 5.50%, 02/22/29‡	195,000	170,219
Oman Government International Bond (Oman), 5.63%, 01/17/28‡	200,000	192,907
Qatar Government International Bond (Qatar), 3.40%, 04/16/25‡	200,000	199,292
Republic of South Africa Government International Bond (South Africa), 5.88%, 09/16/25	200,000	198,538
Total Sovereign Government		760,956
Total Foreign Bonds (Cost $4,999,102)		4,496,936

MONEY MARKET FUND — 3.7%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 1.29%(b) (Cost $3,085,679)	3,085,679	3,085,679
Investments	Principal	Value
REPURCHASE AGREEMENT — 0.3%(c)
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $239,255, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $244,030) (Cost $239,245)	$239,245	$239,245

Total Investments — 100.4% (Cost $89,226,838)		84,038,229
Liabilities in Excess of Other Assets — (0.4%)		(356,629)
Net Assets — 100.0%		$83,681,600

CMT — Constant Maturity Treasury Index

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

#	Perpetual security with no stated maturity date.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2022.
*	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $883,186; the aggregate market value of the collateral held by the fund is $905,857. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $666,612.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$28,545,991	$—	$28,545,991
Mortgage Backed Securities	—	21,993,312	—	21,993,312
Corporate Bonds	—	14,291,601	—	14,291,601
Term Loans	—	6,080,799	—	6,080,799
U.S. Treasury Notes	—	5,304,666	—	5,304,666
Foreign Bonds	—	4,496,936	—	4,496,936
Money Market Fund	3,085,679	—	—	3,085,679
Repurchase Agreement	—	239,245	—	239,245
Total	$3,085,679	$80,952,550	$—	$84,038,229

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace	0.8%
Asset Backed Securities	34.1
Chemicals	0.4
Commercial Mortgage Backed Securities	3.5
Communication Services	1.0
Consumer Discretionary	0.3
Consumer Durables	0.3
Consumer Staples	0.9
Energy	2.2
Financials	7.8
Food/Tobacco	0.4
Forest Prod/Containers	0.2
Gaming/Leisure	0.6
Health Care	2.2
Housing	0.5
Industrials	2.2
Information Technology	2.7
Manufacturing	0.4
Materials	1.8
Media/Telecom – Broadcasting	0.1
Media/Telecom – Cable/Wireless Video	0.6
Media/Telecom – Diversified Media	0.1
Media/Telecom – Telecommunications	0.1

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Media/Telecom – Wireless Communications	0.1%
Mortgage Backed Security	0.1
Oil & Gas	0.2
Real Estate	1.3
Residential Mortgage Backed Securities	22.7
Retail	0.1
Service	0.7
Sovereign Government	0.9
U.S. Treasury Notes	6.3
Utilities	0.8
Money Market	3.7
Repurchase Agreement	0.3
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE CORE RESERVES ETF
(formerly AdvisorShares Sage Core Reserves ETF)
Schedule of Investments

June 30, 2022

Investments	Principal	Value
ASSET BACKED SECURITIES — 38.6%

Diversified Financial Services — 38.6%
American Credit Acceptance Receivables Trust, Class D, Series 2019-3, 2.89%, 09/12/25‡	$485,636	$484,829
American Credit Acceptance Receivables Trust, Class D, Series 2020-4, 1.77%, 12/14/26‡	355,000	340,424
American Express Credit Account Master Trust, Class A, Series 2019-3, 2.00%, 04/15/25	540,000	540,687
AmeriCredit Automobile Receivables Trust, Class A3, Series 2021-2, 0.34%, 12/18/26	600,000	582,102
AmeriCredit Automobile Receivables Trust, Class A3, Series 2021-3, 0.76%, 08/18/26	400,000	384,102
Carvana Auto Receivables Trust, Class A1, Series 2021-N4, 0.83%, 09/11/28	255,122	250,277
Carvana Auto Receivables Trust, Class A1, Series 2022-N1, 2.31%, 12/11/28‡	259,327	254,857
CIG Auto Receivables Trust, Class A, Series 2021-1A, 0.69%, 04/14/25‡	365,876	358,354
Conn’s Receivables Funding LLC, Class A, Series 2021-A, 1.05%, 05/15/26‡	225,679	224,317
Enterprise Fleet Funding LLC, Class A2, Series 2021-1, 0.44%, 12/21/26‡	494,490	480,138
Exeter Automobile Receivables Trust, Class A3, Series 2021-2A, 0.30%, 10/15/24	195,805	195,534
Exeter Automobile Receivables Trust, Class B, Series 2021-1A, 0.50%, 02/18/25	97,774	97,457
First Investors Auto Owner Trust, Class A, Series 2022-1A, 2.03%, 01/15/27‡	296,319	289,979
Flagship Credit Auto Trust, Class A, Series 2021-4, 0.81%, 07/17/26‡	389,765	376,371
Flagship Credit Auto Trust, Class A, Series 2022-1, 1.79%, 10/15/26‡	421,358	410,305
Ford Credit Auto Lease Trust, Class A2, Series 2021-B, 0.24%, 04/15/24	415,272	411,463
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Ford Credit Floorplan Master Owner Trust, Class A, Series 2017-3, 2.48%, 09/15/24	$630,000	$630,055
GLS Auto Receivables Issuer Trust, Class A, Series 2021-3A, 0.42%, 01/15/25‡	97,105	95,953
GLS Auto Receivables Issuer Trust, Class A, Series 2021-4A, 0.84%, 07/15/25‡	324,194	318,261
GLS Auto Receivables Issuer Trust, Class B, Series 2021-3A, 0.78%, 11/17/25‡	195,000	186,985
GLS Auto Receivables Trust, Class A, Series 2022-1A, 1.98%, 08/15/25‡	583,122	576,153
GM Financial Automobile Leasing Trust, Class C, Series 2020-2, 2.56%, 07/22/24	160,000	158,629
GM Financial Consumer Automobile Receivables Trust, Class A2, Series 2021-2, 0.27%, 06/17/24	193,673	192,873
GreatAmerica Leasing Receivables Funding LLC, Class A2, Series 2021-2, 0.38%, 03/15/24‡	650,000	637,313
Honda Auto Receivables Owner Trust, Class A2, Series 2021-3, 0.20%, 02/20/24	280,375	277,815
OneMain Financial Issuance Trust, Class A, Series 2020-1A, 3.84%, 05/14/32‡	436,751	435,641
Oscar US Funding XIV LLC, Class A2, Series 2022-1A (Japan), 1.60%, 03/10/25‡	690,000	678,292
Santander Drive Auto Receivables Trust, Class A3, Series 2022-1, 1.94%, 11/17/25	490,000	478,700
Santander Drive Auto Receivables Trust, Class B, Series 2020-4, 0.73%, 03/17/25	147,385	147,117
Santander Drive Auto Receivables Trust, Class C, Series 2020-3, 1.12%, 01/15/26	325,000	322,546

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Santander Drive Auto Receivables Trust, Class C, Series 2021-1, 0.75%, 02/17/26	$675,000	$658,819
Tesla Auto Lease Trust, Class A2, Series 2021-A, 0.36%, 03/20/25‡	178,287	175,541
Toyota Auto Receivables Owner Trust, Class A2A, Series 2022-B, 2.35%, 01/15/25	375,000	372,530
United Auto Credit Securitization Trust, Class A, Series 2022-1, 1.11%, 07/10/24‡	312,277	309,958
Verizon Owner Trust, Class A1A, Series 2019-A, 2.93%, 09/20/23	6,452	6,457
Verizon Owner Trust, Class B, Series 2020-A, 1.98%, 07/22/24	500,000	494,694
Westlake Automobile Receivables Trust, Class A2, Series 2021-3A, 0.57%, 09/16/24‡	399,690	395,181
Westlake Automobile Receivables Trust, Class A2A, Series 2021-2A, 0.32%, 04/15/25‡	336,916	332,650
Total Asset Backed Securities (Cost $13,736,601)		13,563,359

CORPORATE BONDS — 31.2%

Banks — 11.1%
Bank of America Corp., 3.00%, (3-Month USD LIBOR + 0.79%), 12/20/23@	1,000,000	997,176
Goldman Sachs Group, Inc. (The), 2.03%, (SOFR + 0.62%), 12/06/23@	600,000	593,111
JPMorgan Chase Bank NA, Series 2, 1.71%, (3-Month USD LIBOR + 0.10%), 12/04/23@	245,000	244,564
Morgan Stanley, 4.88%, 11/01/22	920,000	926,664
Wells Fargo & Co., Series M, 3.45%, 02/13/23	1,116,000	1,117,484
Total Banks		3,878,999

Biotechnology — 1.3%
Biogen, Inc., 3.63%, 09/15/22	443,000	443,083
Investments	Principal	Value
CORPORATE BONDS (continued)

Diversified Financial Services — 2.3%
Aircastle Ltd., 4.40%, 09/25/23	$325,000	$321,116
American Express Co., 1.83%, (SOFR + 0.72%), 05/03/24@	495,000	491,574
Total Diversified Financial Services		812,690

Electric — 3.8%
Edison International, 2.40%, 09/15/22	735,000	733,549
OGE Energy Corp., 0.70%, 05/26/23	113,000	110,152
Pacific Gas and Electric Co., 3.25%, 02/16/24	500,000	487,633
Total Electric		1,331,334

Entertainment — 1.0%
Magallanes, Inc., 3.53%, 03/15/24‡	375,000	367,707

Gas — 2.8%
CenterPoint Energy Resources Corp., 2.11%, (3-Month USD LIBOR + 0.50%), 03/02/23@	523,000	521,617
Southern California Gas Co., 2.09%, (3-Month USD LIBOR + 0.35%), 09/14/23@	466,000	463,187
Total Gas		984,804

Healthcare — Services — 1.7%
Humana, Inc., 3.15%, 12/01/22	581,000	581,250

Insurance — 2.3%
Athene Global Funding, 2.26%, (SOFR + 0.72%), 01/07/25@‡	825,000	799,509

Media — 0.6%
DISH DBS Corp., 5.88%, 07/15/22	220,000	220,734

Pharmaceuticals — 1.9%
AbbVie, Inc., 2.90%, 11/06/22	670,000	670,066

Pipelines — 1.4%
Kinder Morgan Energy Partners LP, 3.45%, 02/15/23	509,000	509,612

Retail — 1.0%
QVC, Inc., 4.38%, 03/15/23	336,000	335,370
Total Corporate Bonds (Cost $11,070,899)		10,935,158

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
CORPORATE BONDS (continued)

U.S. TREASURY NOTES — 12.4%
U.S. Treasury Note, 1.50%, 08/15/22	$1,500,000	$1,500,104
U.S. Treasury Note, 0.13%, 10/31/22	2,000,000	1,986,855
U.S. Treasury Note, 0.13%, 03/31/23	575,000	563,813
U.S. Treasury Note, 2.75%, 08/31/23	300,000	299,461
Total U.S. Treasury Notes (Cost $4,361,836)		4,350,233

MORTGAGE BACKED SECURITIES — 12.1%

Commercial Mortgage Backed Securities — 12.1%
Arroyo Mortgage Trust, Class A1, Series 2019-1, 3.81%, 01/25/49@‡*	134,487	130,058
Federal Home Loan Mortgage Corp., Class A2, Series 2013-K025, 2.68%, 10/25/22	464,728	464,630
Federal Home Loan Mortgage Corp., Class A2, Series 2013-K026, 2.51%, 11/25/22	531,293	530,789
Federal Home Loan Mortgage Corp., Class A1, Series 2013-K033, 2.87%, 02/25/23	601,740	601,173
Federal Home Loan Mortgage Corp., Class A1, Series 2015-K051, 2.89%, 04/25/25	397,516	394,427
Federal Home Loan Mortgage Corp., Class PA, Series 2016-4614, 3.00%, 12/15/43	1,097,617	1,091,834
Federal Home Loan Mortgage Corp., Class LB, Series 2017-4673, 2.50%, 04/15/44	55,784	55,303
Federal Home Loan Mortgage Corp., Class QM, Series 2018-4776, 3.00%, 06/15/45	309,625	307,513
Federal National Mortgage Association, Class LB, Series 2014-85, 3.00%, 02/25/33	359,235	358,837
FREMF Mortgage Trust, Class B, Series 2012-K22, 3.76%, 08/25/45@‡*	310,000	309,788
Total Mortgage Backed Securities (Cost $4,265,408)		4,244,352
Investments	Principal/ Shares	Value
FOREIGN BONDS — 3.9%

Banks — 3.0%
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22 (Switzerland)	$1,050,000	$1,050,954

Oil & Gas — 0.9%
Ecopetrol SA, 5.88%, 09/18/23 (Colombia)	328,000	329,432
Total Foreign Bonds (Cost $1,397,042)		1,380,386

U.S. GOVERNMENT BOND AND NOTE — 0.4%
Federal Home Loan Banks, 2.50%, 04/29/27 (Cost $149,850)	150,000	149,325

MONEY MARKET FUND — 4.4%
JPMorgan U.S. Government Money Market Fund — Institutional Class, 1.29%(a) (Cost $1,529,219)	1,529,219	1,529,219

Total Investments — 103.0% (Cost $36,510,855)		36,152,032
Liabilities in Excess of Other Assets — (3.0%)		(1,065,371)
Net Assets — 100.0%		$35,086,661

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2022.
*	Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$13,563,359	$—	$13,563,359
Corporate Bonds	—	10,935,158	—	10,935,158
U.S. Treasury Notes	—	4,350,233	—	4,350,233
Mortgage Backed Securities	—	4,244,352	—	4,244,352
Foreign Bonds	—	1,380,386	—	1,380,386
U.S. Government Bond and Note	—	149,325	—	149,325
Money Market Fund	1,529,219	—	—	1,529,219
Total	$1,529,219	$34,622,813	$—	$36,152,032

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	14.1%
Biotechnology	1.3
Commercial Mortgage Backed Securities	12.1
Diversified Financial Services	40.9
Electric	3.8
Entertainment	1.0
Gas	2.8
Healthcare — Services	1.7
Insurance	2.3
Media	0.6
Oil & Gas	0.9
Pharmaceuticals	1.9
Pipelines	1.4
Retail	1.0
U.S. Government Bond and Note	0.4
U.S. Treasury Notes	12.4
Money Market Fund	4.4
Total Investments	103.0
Liabilities in Excess of Other Assets	(3.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE ESG CORE BOND ETF
(formerly AdvisorShares FolioBeyond Smart Core Bond ETF)
Schedule of Investments

June 30, 2022

Investments	Principal	Value
U.S. GOVERNMENT BONDS AND NOTES — 28.7%
Federal Agricultural Mortgage Corp., 4.17%, 05/24/29	$16,000	$16,001
Federal Farm Credit Banks Funding Corp., 1.30%, 09/20/28	21,000	18,651
Federal Farm Credit Banks Funding Corp., 1.77%, 02/04/31	26,000	22,254
Federal Farm Credit Banks Funding Corp., 2.20%, 12/09/31	28,000	24,675
Federal Farm Credit Banks Funding Corp., 2.20%, 11/01/33	36,000	30,661
Federal Farm Credit Banks Funding Corp., 2.20%, 09/02/36	33,000	26,943
Federal Farm Credit Banks Funding Corp., 2.28%, 02/14/28	45,000	42,138
Federal Farm Credit Banks Funding Corp., 2.43%, 11/16/34	28,000	24,701
Federal Farm Credit Banks Funding Corp., 2.45%, 02/23/28	12,000	11,461
Federal Farm Credit Banks Funding Corp., 2.48%, 01/19/34	37,000	32,239
Federal Farm Credit Banks Funding Corp., 2.48%, 02/01/34	36,000	31,486
Federal Farm Credit Banks Funding Corp., 2.55%, 12/21/34	46,000	39,328
Federal Farm Credit Banks Funding Corp., 2.75%, 02/02/37	37,000	32,014
Federal Farm Credit Banks Funding Corp., 2.87%, 02/25/30	72,000	67,700
Federal Farm Credit Banks Funding Corp., 3.00%, 03/08/32	20,000	18,935
Federal Farm Credit Banks Funding Corp., 3.25%, 02/23/35	54,000	50,087
Federal Farm Credit Banks Funding Corp., 3.36%, 02/23/37	92,000	84,771
Federal Farm Credit Banks Funding Corp., 3.80%, 04/05/32	35,000	34,253
Investments	Principal	Value
U.S. GOVERNMENT BONDS AND NOTES (continued)
Federal Farm Credit Banks Funding Corp., 4.00%, 04/19/32	$14,000	$13,880
Federal Farm Credit Banks Funding Corp., 4.20%, 04/07/36	20,000	19,608
Federal Farm Credit Banks Funding Corp., 4.74%, 05/24/33	13,000	12,968
Federal Farm Credit Banks Funding Corp., 4.90%, 05/24/35	18,000	17,963
Federal Home Loan Banks, 2.00%, 02/25/27	75,000	70,837
Federal Home Loan Banks, 2.00%, 03/25/30	37,500	33,275
Federal Home Loan Banks, 2.50%, 04/29/27	100,000	99,550
Federal Home Loan Banks, 2.75%, 02/22/34	15,000	13,696
Federal Home Loan Banks, 2.90%, 02/18/37	15,000	13,133
Federal Home Loan Banks, 4.44%, 05/26/32	20,000	19,852
Federal Home Loan Mortgage Corp., 1.15%, 08/26/30	40,000	33,397
Total U.S. Government Bonds and Notes (Cost $1,026,856)		956,457

CORPORATE BONDS — 27.7%

Aerospace/Defense — 0.4%
Boeing Co. (The), 4.88%, 05/01/25	5,000	4,990
Boeing Co. (The), 2.20%, 02/04/26	10,000	9,023
Total Aerospace/Defense		14,013

Agriculture — 0.2%
Altria Group, Inc., 4.80%, 02/14/29	7,000	6,673

Auto Manufacturers — 0.7%
American Honda Finance Corp., 2.00%, 03/24/28	16,000	14,215
General Motors Financial Co., Inc., 4.30%, 04/06/29(a)	9,000	8,284
Total Auto Manufacturers		22,499

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE ESG CORE BOND ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
CORPORATE BONDS (continued)

Banks — 8.3%
Bank of America Corp., Series N, 1.66%, (SOFR + 0.91%), 03/11/27@	$47,000	$42,250
Citigroup, Inc., 4.66%, (SOFR + 1.89%), 05/24/28@	9,000	8,963
Goldman Sachs Group, Inc. (The), 1.43%, (SOFR + 0.80%), 03/09/27@	57,000	50,680
Goldman Sachs Group, Inc. (The), 1.99%, (SOFR + 1.09%), 01/27/32@	33,000	26,171
JPMorgan Chase & Co., 0.97%, (TSFR3M + 0.58%), 06/23/25@	9,000	8,424
JPMorgan Chase & Co., 2.01%, (TSFR3M + 1.59%), 03/13/26@	44,000	41,292
JPMorgan Chase & Co., 1.58%, (SOFR + 0.89%), 04/22/27@	15,000	13,389
JPMorgan Chase & Co., 1.95%, (SOFR + 1.07%), 02/04/32@	7,000	5,616
Morgan Stanley, 0.79%, (SOFR + 0.53%), 05/30/25@	8,000	7,471
Morgan Stanley, 1.59%, (SOFR + 0.88%), 05/04/27@	20,000	17,809
PNC Financial Services Group, Inc. (The), 1.15%, 08/13/26	5,000	4,481
PNC Financial Services Group, Inc. (The), 2.55%, 01/22/30	33,000	28,799
Wells Fargo & Co., 3.53%, (SOFR + 1.51%), 03/24/28@	21,000	19,938
Total Banks		275,283

Beverages — 0.3%
Coca-Cola Co. (The), 1.65%, 06/01/30	10,000	8,510

Biotechnology — 0.3%
Amgen, Inc., 3.00%, 02/22/29	10,000	9,250

Chemicals — 0.1%
DuPont de Nemours, Inc., 4.49%, 11/15/25	5,000	5,046

Computers — 2.9%
Apple, Inc., 2.05%, 09/11/26	13,000	12,266
Apple, Inc., 1.20%, 02/08/28	19,000	16,673
Apple, Inc., 4.65%, 02/23/46	49,000	50,825
International Business Machines Corp., 5.88%, 11/29/32	17,000	18,623
Total Computers		98,387
Investments	Principal	Value
CORPORATE BONDS (continued)

Diversified Financial Services — 1.0%
Capital One Financial Corp., 1.34%, (SOFR + 0.69%), 12/06/24@	$16,000	$15,353
Capital One Financial Corp., 1.88%, (SOFR + 0.86%), 11/02/27@	21,000	18,461
Total Diversified Financial Services		33,814

Electric — 2.5%
Alabama Power Co., 3.45%, 10/01/49	12,000	9,605
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	9,000	8,414
Consolidated Edison Co. of New York, Inc., 3.95%, 03/01/43	10,000	8,644
Consolidated Edison Co. of New York, Inc., Series E, 4.65%, 12/01/48	10,000	9,516
Duke Energy Carolinas LLC, 5.30%, 02/15/40	26,000	27,164
Duke Energy Corp., 2.45%, 06/01/30	8,000	6,768
Entergy Corp., 1.90%, 06/15/28	8,000	6,884
Pacific Gas And Electric Co., 1.37%, 03/10/23	5,000	4,925
Total Electric		81,920

Environmental Control — 0.2%
Waste Connections, Inc., 4.25%, 12/01/28	8,000	7,915

Healthcare – Services — 0.6%
UnitedHealth Group, Inc., 2.00%, 05/15/30	24,000	20,639

Internet — 0.3%
Amazon.Com, Inc., 3.88%, 08/22/37	10,000	9,536

Media — 1.0%
Walt Disney Co. (The), 3.50%, 05/13/40	37,000	31,749

Oil & Gas — 1.0%
BP Capital Markets America, Inc., 2.72%, 01/12/32	22,000	19,016
Exxon Mobil Corp., 4.23%, 03/19/40	16,000	15,221
Total Oil & Gas		34,237

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE ESG CORE BOND ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
CORPORATE BONDS (continued)

Pharmaceuticals — 1.3%
CVS Health Corp., 4.78%, 03/25/38	$47,000	$44,706

Retail — 1.8%
Home Depot, Inc. (The), 2.95%, 06/15/29	21,000	19,658
Lowe’s Cos., Inc., 3.10%, 05/03/27	4,000	3,818
Starbucks Corp., 3.55%, 08/15/29	17,000	16,013
Starbucks Corp., 3.00%, 02/14/32(a)	14,000	12,205
Walmart, Inc., 2.50%, 09/22/41	10,000	7,833
Total Retail		59,527

Semiconductors — 0.5%
Intel Corp., 3.73%, 12/08/47	20,000	17,106

Software — 1.4%
Oracle Corp., 3.25%, 11/15/27	14,000	12,946
Oracle Corp., 3.60%, 04/01/40	45,000	33,750
Total Software		46,696

Telecommunications — 1.5%
AT&T, Inc., 1.70%, 03/25/26	11,000	10,081
AT&T, Inc., 4.35%, 03/01/29	12,000	11,847
Verizon Communications, Inc., 2.10%, 03/22/28	11,000	9,800
Verizon Communications, Inc., 2.65%, 11/20/40	15,000	11,116
Verizon Communications, Inc., 3.40%, 03/22/41	7,000	5,721
Total Telecommunications		48,565

Transportation — 1.4%
CSX Corp., 3.80%, 03/01/28	10,000	9,781
FedEx Corp. 2020-1 Class AA Pass-Through Trust, 1.88%, 02/20/34	18,396	16,050
Union Pacific Corp., 3.95%, 09/10/28	21,000	20,808
Total Transportation		46,639
Total Corporate Bonds (Cost $1,052,246)		922,710

U.S. GOVERNMENT AGENCY SECURITIES — 24.5%
Federal Home Loan Mortgage Corp., 2.00%, 11/01/51	62,193	54,366
Federal Home Loan Mortgage Corp., 3.50%, 10/01/34	12,846	12,882
Investments	Principal	Value
U.S. GOVERNMENT AGENCY SECURITIES (continued)
Federal Home Loan Mortgage Corp., 3.50%, 07/01/47	$23,541	$23,061
Federal Home Loan Mortgage Corp., 4.00%, 06/01/33	50,696	51,576
Federal Home Loan Mortgage Corp., Class BA, Series 2022-5199, 3.00%, 06/25/48	39,009	37,669
Federal Home Loan Mortgage Corp., Class GA, Series 2020-4994, 2.00%, 03/25/44	20,407	19,561
Federal Home Loan Mortgage Corp., Class GH, Series 2020-5019, 2.00%, 06/25/42	6,986	6,633
Federal Home Loan Mortgage Corp., Class HA, Series 2011-3816, 3.50%, 11/15/25	47,763	48,020
Federal Home Loan Mortgage Corporation, 3.00%, 05/01/42	24,776	23,420
Federal National Mortgage Association, 2.50%, 02/01/41	25,608	23,230
Federal National Mortgage Association, 2.50%, 04/01/48	19,149	17,422
Federal National Mortgage Association, 2.50%, 05/01/50	73,543	65,429
Federal National Mortgage Association, 2.50%, 10/01/51	28,976	26,258
Federal National Mortgage Association, 3.00%, 01/01/40	17,682	16,875
Federal National Mortgage Association, 3.00%, 11/01/46	24,941	23,831
Federal National Mortgage Association, 3.00%, 11/01/46	41,948	39,776
Federal National Mortgage Association, 3.00%, 02/01/47	23,072	22,048
Federal National Mortgage Association, 3.00%, 02/01/49	25,286	23,887
Federal National Mortgage Association, 3.00%, 02/01/50	22,705	21,468
Federal National Mortgage Association, 3.00%, 10/01/51	56,459	52,798
Federal National Mortgage Association, 3.00%, 02/01/52	24,284	22,721

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE ESG CORE BOND ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
U.S. GOVERNMENT AGENCY SECURITIES (continued)
Federal National Mortgage Association, 3.00%, 02/01/52	$23,370	$21,856
Federal National Mortgage Association, 3.50%, 09/01/32	11,696	11,717
Federal National Mortgage Association, 3.50%, 02/01/33	24,566	24,636
Federal National Mortgage Association, 3.50%, 02/01/35	47,904	47,728
Federal National Mortgage Association, 3.50%, 03/01/48	12,305	12,048
Federal National Mortgage Association, 3.50%, 06/01/49	25,783	25,161
Federal National Mortgage Association, Class LA, Series 2019-39, 3.00%, 02/25/49	2,856	2,769
Government National Mortgage Association, 3.00%, 10/20/51	32,408	30,669
Government National Mortgage Association, Class ME, Series 2013-28, 1.75%, 11/20/42	8,325	7,945
Total U.S. Government Agency Securities (Cost $889,475)		817,460

ASSET BACKED SECURITIES — 6.8%

Auto Manufacturers — 2.3%
AmeriCredit Automobile Receivables Trust, Class A3, Series 2021-3, 0.76%, 08/18/26	30,000	28,808
Exeter Automobile Receivables Trust, Class B, Series 2021-3A, 0.69%, 01/15/26	50,000	48,921
Total Auto Manufacturers		77,729

Diversified Financial Services — 4.5%
Carvana Auto Receivables Trust 2022-P2, Class A2, Series 2022-P2, 3.33%, 07/10/25	15,000	14,916
CIG Auto Receivables Trust, Class A, Series 2021-1A, 0.69%, 04/14/25‡	16,383	16,046
Drive Auto Receivables Trust, Class A3, Series 2021-3, 0.79%, 10/15/25	44,000	43,049
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)

Diversified Financial Services (continued)
Santander Retail Auto Lease Trust 2022-B, Class A2, Series 2022-B, 2.84%, 05/20/25‡	$10,000	$9,940
Verizon Owner Trust, Class B, Series 2020-C, 0.67%, 04/21/25	50,000	47,688
Volvo Financial Equipment LLC Series, Class A3, Series 2019-2A, 2.04%, 11/15/23‡	9,475	9,466
Westlake Automobile Receivables Trust, Class A3, Series 2021-3A, 0.95%, 06/16/25‡	10,000	9,697
Total Diversified Financial Services		150,802
Total Asset Backed Securities (Cost $234,287)		228,531

FOREIGN BONDS — 5.2%

Agriculture — 0.4%
BAT Capital Corp., 3.56%, 08/15/27 (United Kingdom)	8,000	7,336
BAT Capital Corp., 4.91%, 04/02/30 (United Kingdom)	7,000	6,523
Total Agriculture		13,859

Banks — 2.0%
Bank of Montreal, 1.85%, 05/01/25 (Canada)	15,000	14,252
Bank of Nova Scotia (The), 1.30%, 06/11/25 (Canada)	11,000	10,204
Canadian Imperial Bank of Commerce, 2.25%, 01/28/25 (Canada)	8,000	7,682
Canadian Imperial Bank of Commerce, 3.60%, 04/07/32 (Canada)	7,000	6,380
Royal Bank of Canada, Series G, 2.30%, 11/03/31 (Canada)	11,000	9,207
Toronto-Dominion Bank (The), 1.25%, 09/10/26 (Canada)	13,000	11,538
Westpac Banking Corp., 1.95%, 11/20/28 (Australia)	9,000	7,877
Total Banks		67,140

Beverages — 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (Belgium)	10,000	9,471

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE ESG CORE BOND ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
FOREIGN BONDS (continued)

Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 01/23/29 (Belgium)	$1,000	$1,020
Total Beverages		10,491

Multi-National — 1.3%
International Bank For Reconstruction & Development, 2.70%, 12/28/37 (Supranational)	49,000	42,987

Oil & Gas — 0.6%
Shell International Finance BV, 2.38%, 11/07/29 (Netherlands)	20,000	17,717

Pipelines — 0.6%
TransCanada Pipelines Ltd., 4.10%, 04/15/30 (Canada)	21,000	20,126
Total Foreign Bonds (Cost $195,790)		172,320

CERTIFICATE OF DEPOSITS — 2.6%
Capital One Bank USA NA, 3.10%, 06/02/25	20,000	19,846
Capital One NA, 3.10%, 06/02/25	34,000	33,739
Discover Bank, 3.10%, 06/02/25	34,000	33,738
Total Certificate of Deposits (Cost $87,836)		87,323

U.S. TREASURY BONDS — 2.2%
U.S. Treasury Bond, 2.00%, 11/15/41	88,000	70,324
U.S. Treasury Bond, 2.25%, 02/15/52(a)	3,000	2,491
Total U.S. Treasury Bonds (Cost $90,177)		72,815

U.S. TREASURY NOTES — 0.6%
U.S. Treasury Note, 1.88%, 02/15/32	18,000	16,355
U.S. Treasury Note, 2.88%, 05/15/32(a)	4,000	3,967
Total U.S. Treasury Notes (Cost $21,263)		20,322
Investments	Principal/ Shares	Value
MORTGAGE BACKED SECURITIES — 0.6%

Diversified Financial Services — 0.6%
Citigroup Commercial Mortgage Trust, Class A1, Series 2018-C6, 3.30%, 11/10/51	$6,739	$6,707
Connecticut Avenue Securities Trust, Class 1M1, Series 2022-R01, 1.93%, (SOFR + 1.00%), 12/25/41@‡	13,426	13,146
Total Mortgage Backed Securities (Cost $20,298)		19,853

MONEY MARKET FUND — 1.0%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.03%(b) (Cost $32,907)	32,907	32,907

Total Investments — 99.9% (Cost $3,651,135)		3,330,698
Other Assets in Excess of Liabilities — 0.1%		2,399
Net Assets — 100.0%		$3,333,097

SOFR — Secured Overnight Financing Rate

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2022.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $25,416; the aggregate market value of the collateral held by the fund is $26,075. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $26,075.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES NORTH SQUARE MCKEE ESG CORE BOND ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
U.S. Government Bonds and Notes	$—	$956,457	$—	$956,457
Corporate Bonds	—	922,710	—	922,710
U.S. Government Agency Securities	—	817,460	—	817,460
Asset Backed Securities	—	228,531	—	228,531
Foreign Bonds	—	172,320	—	172,320
Certificate of Deposits	—	87,323	—	87,323
U.S. Treasury Bonds	—	72,815	—	72,815
U.S. Treasury Notes	—	20,322	—	20,322
Mortgage Backed Securities	—	19,853	—	19,853
Money Market Fund	32,907	—	—	32,907
Total	$32,907	$3,297,791	$—	$3,330,698

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	0.4%
Agriculture	0.6
Auto Manufacturers	3.0
Banks	10.3
Beverages	0.6
Biotechnology	0.3
Certificate Of Deposits	2.6
Chemicals	0.1
Computers	2.9
Diversified Financial Services	30.6
Electric	2.5
Environmental Control	0.2
Healthcare – Services	0.6
Internet	0.3
Media	1.0

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Multi-National	1.3%
Oil & Gas	1.6
Pharmaceuticals	1.3
Pipelines	0.6
Retail	1.8
Semiconductors	0.5
Software	1.4
Telecommunications	1.5
Transportation	1.4
U.S. Government Bonds and Notes	28.7
U.S. Treasury Bonds	2.2
U.S. Treasury Notes	0.6
Money Market Fund	1.0
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Net Assets	100.0%

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF
Schedule of Investments

June 30, 2022

Investments	Shares/ Principal	Value
COMMON STOCKS — 10.2%

Agriculture — 2.3%
Village Farms International, Inc. (Canada)*	37,651	$98,269

Pharmaceuticals — 5.9%
Intercure Ltd. (Israel)*	21,821	126,344
Sundial Growers, Inc. (Canada)*	401,607	130,964
Total Pharmaceuticals		257,308

Software — 2.0%
WM Technology, Inc.*(a)	27,057	89,017
Total Common Stocks (Cost $580,726)		444,594

MONEY MARKET FUND — 143.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(b)** (Cost $6,247,534)	6,247,534	6,247,534

REPURCHASE AGREEMENTS — 0.9%(c)
Credit Suisse AG, dated 06/30/22, due 07/01/22, 1.49%, total to be received $7,000, (collateralized by various U.S. Government Agency Obligations, 0.13%-0.25%, 3/15/24-7/15/31, totaling $7,140)	$7,000	7,000
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.49%, total to be received $7,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.63%, 7/26/22-2/15/50, totaling $7,140)	7,000	7,000
Deutsche Bank Securities, Inc., dated 06/30/22, due 07/01/22, 1.49%, total to be received $7,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-0.75%, 1/15/25-8/15/39, totaling $7,140)	7,000	7,000
HSBC Securities USA, Inc., dated 06/30/22, due 07/01/22, 1.49%, total to be received $7,000, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 11/15/23-8/15/51, totaling $7,140)	7,000	7,000
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS (continued)
JP Morgan Securities LLC, dated 06/30/22, due 07/01/22, 1.49%, total to be received $7,000, (collateralized by various U.S. Government Agency Obligations, 2.88%-3.38%, 5/15/44-5/15/49, totaling $7,140)	$7,000	$7,000
Mizuho Securities USA, Inc., dated 06/30/22, due 07/01/22, 1.50%, total to be received $3,852, (collateralized by various U.S. Government Agency Obligations, 2.88%, 5/15/28, totaling $3,929)	3,852	3,852
Total Repurchase Agreements (Cost $38,852)		38,852

Total Investments — 154.5% (Cost $6,867,112)		6,730,980
Liabilities in Excess of Other Assets — (54.5%)		(2,374,205)
Net Assets — 100.0%		$4,356,775

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
**	Amount includes $5,428,346 of segregated collateral for swaps.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $51,854; the aggregate market value of the collateral held by the fund is $50,852, which includes $12,000 of uninvested cash collateral.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$444,594	$—	$—	$444,594
Money Market Fund	6,247,534	—	—	6,247,534
Repurchase Agreements	—	38,852	—	38,852
Total	$6,692,128	$38,852	$—	$6,730,980

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(11,562)	$—	$(11,562)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	2.3%
Pharmaceuticals	5.9
Software	2.0
Money Market Fund	143.4
Repurchase Agreements	0.9
Total Investments	154.5
Liabilities in Excess of Other Assets	(54.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Total Return Swap contracts outstanding as of June 30, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ascend Well	SOFR + 1.00%	Monthly	11/20/2023	$644,536	$642,687	$(1,849)
AYR Wellness	SOFR + 1.00%	Monthly	11/20/2023	144,851	144,534	(317)
Columbia Care	SOFR + 1.00%	Monthly	11/20/2023	167,340	166,703	(637)
Cresco Labs	SOFR + 1.00%	Monthly	11/20/2023	141,427	140,845	(582)
Curaleaf Holdings SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	865,360	863,424	(1,936)
Green Thumb Industries SUB VOT	SOFR + 1.00%	Monthly	11/20/2023	794,393	792,344	(2,049)
Terrascend	SOFR + 1.00%	Monthly	11/20/2023	129,731	129,123	(608)
Trulieve Cannabis	SOFR + 1.00%	Monthly	11/20/2023	844,931	842,969	(1,962)
Verano Holdings	SOFR + 1.00%	Monthly	11/20/2023	608,303	606,681	(1,622)
Net Unrealized Depreciation						$(11,562)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES PSYCHEDELICS ETF
Schedule of Investments

June 30, 2022

Investments	Shares/ Principal	Value
COMMON STOCKS — 80.7%

Biotechnology — 53.3%
ATAI Life Sciences NV (Germany)*	138,703	$504,879
Bright Minds Biosciences, Inc. (Canada)*	289,576	237,221
Cybin, Inc. (Canada)*(a)	1,047,730	586,729
Enveric Biosciences, Inc.*	1,252,390	268,387
GH Research PLC (Ireland)*	24,835	247,853
Mind Medicine MindMed, Inc.*(a)	750,151	480,172
PsyBio Therapeutics Corp.*	2,583,122	198,254
Seelos Therapeutics, Inc.*	364,597	248,035
Small Pharma, Inc. (Canada)*	2,000,937	165,918
Total Biotechnology		2,937,448

Healthcare — Services — 11.1%
Field Trip Health Ltd. (Canada)*	315,236	264,830
Greenbrook TMS, Inc. (Canada)*	128,256	182,124
Numinus Wellness, Inc. (Canada)*	895,346	165,997
Total Healthcare — Services		612,951

Pharmaceuticals — 16.3%
Compass Pathways PLC (United Kingdom)*(b)	60,348	652,965
FSD Pharma, Inc., Class B (Canada)*	306,807	242,378
Total Pharmaceuticals		895,343
Total Common Stocks (Cost $10,966,652)		4,445,742

MONEY MARKET FUND — 14.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(c) (Cost $791,742)	791,742	791,742

REPURCHASE AGREEMENTS — 17.3%(d)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $249,011, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $253,980)	$249,000	249,000
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS (continued)
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $249,011, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 7/31/22-7/1/52, totaling $253,980)	$249,000	$249,000
Nomura Securities International, Inc., dated 06/30/22, due 07/01/22, 1.54%, total to be received $207,438, (collateralized by various U.S. Government Agency Obligations, 1.50%-6.50%, 7/1/27-6/1/52, totaling $211,578)	207,429	207,429
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $249,011, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $253,980)	249,000	249,000
Total Repurchase Agreements (Cost $954,429)		954,429

Total Investments — 112.4% (Cost $12,712,823)		6,191,913
Liabilities in Excess of Other Assets — (12.4%)		(683,209)
Net Assets — 100.0%		$5,508,704

PLC — Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $587,365; the aggregate market value of the collateral held by the fund is $954,429.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PSYCHEDELICS ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,445,742	$—	$—	$4,445,742
Money Market Fund	791,742	—	—	791,742
Repurchase Agreements	—	954,429	—	954,429
Total	$5,237,484	$954,429	$—	$6,191,913

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(493,154)	$—	$(493,154)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Biotechnology	53.3%
Healthcare – Services	11.1
Pharmaceuticals	16.3
Money Market Fund	14.4
Repurchase Agreements	17.3
Total Investments	112.4
Liabilities in Excess of Other Assets	(12.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PSYCHEDELICS ETF
Schedule of Investments (continued)

June 30, 2022

Total Return Swap contracts outstanding as of June 30, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Betterlife Pharma	—	—	8/25/2026	$24,937	$8,030	$(16,907)
Core One Labs	—	—	8/25/2026	99,947	27,585	(72,362)
Empower Clinics	—	—	8/25/2026	30,268	6,750	(23,518)
Haven Life Sciences	—	—	8/25/2026	19,090	4,305	(14,785)
Mindcure Health	—	—	8/25/2026	30,395	8,010	(22,385)
Mindset Pharma	—	—	8/25/2026	76,701	37,180	(39,521)
Mydecine Innovations	—	—	8/25/2026	93,634	4,416	(89,218)
Numinus Wellness	—	—	8/25/2026	27,600	6,229	(21,371)
Optimi Health	—	—	8/25/2026	21,688	8,400	(13,288)
Psyched Wellness	—	—	8/25/2026	23,201	10,456	(12,745)
Red Light Holland	—	—	8/25/2026	19,988	7,763	(12,225)
Revive Therapeutics	—	—	8/25/2026	60,721	56,000	(4,721)
Tryp Therapeutics	—	—	8/25/2026	39,075	13,020	(26,055)
Wesana Health	—	—	8/25/2026	134,192	10,139	(124,053)
Net Unrealized Depreciation						$(493,154)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF
Schedule of Investments

June 30, 2022

Investments	Shares/ Principal	Value
COMMON STOCKS — 55.1%

Agriculture — 17.6%
Village Farms International, Inc. (Canada)*†	$4,845,831	$12,647,619

Distributors — 1.3%
Greenlane Holdings, Inc., Class A*	865,417	169,968
High Tide, Inc. (Canada)*(a)	394,503	781,116
Total Distributors		951,084

Interactive Media & Services — 1.2%
Leafly Holdings, Inc.*(a)	193,448	870,516

Investment Company — 3.7%
RIV Capital, Inc. (Canada)*	4,985,540	2,628,138

Pharmaceuticals — 18.8%
Canopy Growth Corp. (Canada)*(a)	647,046	1,844,081
Cardiol Therapeutics, Inc., Class A (Canada)*(a)	945,222	1,238,362
cbdMD, Inc.*	867,649	381,939
Charlottes Web Holdings, Inc.*(a)	1,210,315	544,194
Clever Leaves Holdings, Inc. (Canada)*(a)	639,558	624,145
Hempfusion Wellness, Inc. (Canada)*(a)	1,785,852	100,008
IM Cannabis Corp. (Canada)*	987,142	630,093
Intercure Ltd. (Israel)*(a)	177,006	1,124,873
Jazz Pharmaceuticals PLC*	20,109	3,137,205
Organigram Holdings, Inc. (Canada)*	406,342	372,656
PharmaCielo Ltd. (Canada)*(a)	359,009	121,066
Tilray Brands, Inc., Class 2 (Canada)*(a)	958,098	2,989,266
Valens Co., Inc. (The) (Canada)*(a)	531,372	341,904
Total Pharmaceuticals		13,449,792

REITS — 7.8%
Innovative Industrial Properties, Inc.	46,674	5,128,072
Power REIT*	38,155	485,713
Total REITS		5,613,785

Software — 2.1%
WM Technology, Inc.*	461,424	1,518,085
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)

Specialty Retail — 2.6%
Agrify Corp.*(a)	64,826	$127,707
GrowGeneration Corp.*(a)	486,823	1,747,694
Total Specialty Retail		1,875,401
Total Common Stocks (Cost $159,014,384)		39,554,420

EXCHANGE TRADED FUND — 34.4%

Equity Fund — 34.4%
AdvisorShares Pure US Cannabis ETF*† (Cost $67,510,803)	2,388,400	24,719,940

MONEY MARKET FUNDS — 5.4%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, Institutional Class, 1.03%(b)(c)	92,000	92,000
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(b)**	3,149,271	3,149,271
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 1.37%(b)(c)	165,000	165,000
Invesco Government & Agency Portfolio, Institutional Class, Institutional Class, 1.39%(b)(c)	186,000	186,000
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, Institutional Class, 1.38%(b)(c)	275,000	275,000
Total Money Market Funds (Cost $3,867,271)		3,867,271

REPURCHASE AGREEMENTS — 11.2%(c)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $2,039,074, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $2,079,766)	$2,038,986	2,038,986
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $2,039,074, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 7/31/22-7/1/52, totaling $2,079,766)	2,038,986	2,038,986

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Nomura Securities International, Inc., dated 06/30/22, due 07/01/22, 1.54%, total to be received $1,925,053, (collateralized by various U.S. Government Agency Obligations, 1.50%-6.50%, 7/1/27-6/1/52, totaling $1,963,471)	$1,924,971	$1,924,971
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $2,039,074, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $2,079,766)	2,038,986	2,038,986
Total Repurchase Agreements (Cost $8,041,929)		8,041,929

Total Investments — 106.1% (Cost $238,434,387)		76,183,560
Liabilities in Excess of Other Assets — (6.1%)		(4,367,008)
Net Assets — 100.0%		$71,816,552

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
**	Amount includes $63,295 of segregated collateral for swaps.
†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $8,809,100; the aggregate market value of the collateral held by the fund is $10,447,503. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,687,574.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$39,554,420	$—	$—	$39,554,420
Exchange Traded Fund	24,719,940	—	—	24,719,940
Money Market Funds	3,867,271	—	—	3,867,271
Repurchase Agreements	—	8,041,929	—	8,041,929
Total	$68,141,631	$8,041,929	$—	$76,183,560

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(21,822,874)	$—	$(21,822,874)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	17.6%
Distributors	1.3
Equity Fund	34.4
Interactive Media & Services	1.2
Investment Company	3.7
Pharmaceuticals	18.8
REITS	7.8
Software	2.1
Specialty Retail	2.6
Money Market Funds	5.4
Repurchase Agreements	11.2
Total Investments	106.1
Liabilities in Excess of Other Assets	(6.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Total Return Swap contracts outstanding as of June 30, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Ianthus Capital ORD	—	—	7/01/2022	$108,903	$30,025	$(78,878)
SOL Global Investments Corp	—	—	7/01/2022	12,046,261	1,034,166	(11,012,095)
Terrascend ORD	—	—	7/01/2022	13,695,901	2,964,000	(10,731,901)
Net Unrealized Depreciation						$(21,822,874)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2022 were as follows:

Affiliated Holding Name	Value at 6/30/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2022	Value at 6/30/2022	Capital Gain Distributions
AdvisorShares Pure US Cannabis ETF	$—	$74,432,891	$(5,087,572)	$(1,834,516)	$(42,790,863)	2,388,400	$24,719,940	$180,376
Intec Pharma Ltd.*	1,537,238	—	(899,998)	(2,574,872)	1,937,632	—	—	—
Village Farms International, Inc.	53,391,095	3,430,741	(7,781,408)	729,893	(37,122,702)	4,845,831	12,647,619	—
Total	$54,928,333	$77,863,632	$(13,768,978)	$(3,679,495)	$(77,975,933)	7,234,231	37,367,559	$180,376

*	Security is no longer an affiliated company at year end.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF
Schedule of Investments

June 30, 2022

Investments	Shares/ Principal	Value
COMMON STOCKS — 9.8%

Investment Company — 0.5%
RIV Capital, Inc. (Canada)*	4,512,850	$2,378,959

Machinery — 0.6%
Urban-GRO, Inc.*†	615,065	2,976,915

Pharmaceuticals — 0.1%
Hempfusion Wellness, Inc. (Canada)*	7,877,767	441,155

REITS — 4.8%
AFC Gamma, Inc.	151,406	2,321,054
Innovative Industrial Properties, Inc.	166,683	18,313,461
Power REIT*†	288,572	3,673,522
Total REITS		24,308,037

Specialty Retail — 3.8%
Agrify Corp.*(a)	908,105	1,788,967
GrowGeneration Corp.*†(a)	3,614,976	12,977,764
Hydrofarm Holdings Group, Inc.*(a)	1,553,276	5,405,400
Total Specialty Retail		20,172,131
Total Common Stocks (Cost $200,599,894)		50,277,197

MONEY MARKET FUND — 83.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(b)** (Cost $429,506,784)	429,506,784	429,506,784

REPURCHASE AGREEMENTS — 0.2%(c)
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $253,380, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 7/31/22-7/1/52, totaling $258,436)	$253,369	253,369
Deutsche Bank Securities, Inc., dated 06/30/22, due 07/01/22, 1.48%, total to be received $75,019, (collateralized by various U.S. Government Agency Obligations, 0.00%-0.75%, 1/15/25-8/15/39, totaling $76,516)	75,016	75,016
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Nomura Securities International, Inc., dated 06/30/22, due 07/01/22, 1.54%, total to be received $253,380, (collateralized by various U.S. Government Agency Obligations, 1.50%-6.50%, 7/1/27-6/1/52, totaling $258,436)	$253,369	$253,369
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $253,380, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $258,436)	253,369	253,369
Truist Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $253,380, (collateralized by various U.S. Government Agency Obligations, 3.25%-5.50%, 6/30/27-7/1/52, totaling $258,437)	253,369	253,369
Total Repurchase Agreements (Cost $1,088,492)		1,088,492

Total Investments — 93.4% (Cost $631,195,170)		480,872,473
Other Assets in Excess of Liabilities — 6.6%		33,818,549
Net Assets — 100.0%		$514,691,022

REITS — Real Estate Investment Trusts

SOFR — Secured Overnight Financing Rate

*	Non-income producing security.
**	Amount includes $364,793,258 of segregated collateral for swaps.
†	Affiliated Company.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,123,353; the aggregate market value of the collateral held by the fund is $1,178,256. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $89,764.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$50,277,197	$—	$—	$50,277,197
Money Market Fund	429,506,784	—	—	429,506,784
Repurchase Agreements	—	1,088,492	—	1,088,492
Swaps†	—	30,906	—	30,906
Total	$479,783,981	$1,119,398	$—	$480,903,379

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(387,333,508)	$—	$(387,333,508)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Investment Company	0.5%
Machinery	0.6
Pharmaceuticals	0.1
REITS	4.8
Specialty Retail	3.8
Money Market Fund	83.4
Repurchase Agreements	0.2
Total Investments	93.4
Other Assets in Excess of Liabilities	6.6
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Total Return Swap contracts outstanding as of June 30, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
4Front Ventures ORD	—	—	9/02/2022	$27,357,014	$11,009,114	$(16,347,900)
4Front Ventures ORD	SOFR + 1.00%	Monthly	9/02/2022	477,047	467,500	(9,547)
Acreage Holdings FX SUB VOT CL E ORD	—	—	9/02/2022	4,978,202	1,849,090	(3,129,112)
AYR Wellness	—	—	9/02/2022	31,799,150	5,604,574	(26,194,576)
AYR Wellness	SOFR + 1.00%	Monthly	9/02/2022	15,761,631	15,727,084	(34,547)
C21 Investments ORD	—	—	9/02/2022	10,556,677	2,149,707	(8,406,970)
Columbia Care ORD	—	—	9/02/2022	20,113,964	3,806,620	(16,307,344)
Columbia Care ORD	SOFR + 1.00%	Monthly	9/02/2022	17,487,096	17,442,807	(44,289)
Cresco Labs ORD	—	—	9/02/2022	51,001,012	9,777,564	(41,223,448)
Cresco Labs ORD	SOFR + 1.00%	Monthly	9/02/2022	25,595,484	25,529,045	(66,439)
Curaleaf Holdings SUB VOT ORD	—	—	9/02/2022	55,903,614	18,988,000	(36,915,614)
Curaleaf Holdings SUB VOT ORD	SOFR + 1.00%	Monthly	9/02/2022	65,170,493	65,035,390	(135,103)
Glass House Brands	—	—	9/02/2022	5,736,870	2,137,500	(3,599,370)
Glass House Brands	SOFR + 1.00%	Monthly	8/25/2026	254,094	285,000	30,906
Goodness Growth Hold	—	—	9/02/2022	12,790,362	5,092,483	(7,697,879)
Gramf Tpco ORD	—	—	9/02/2022	34,143,873	3,635,416	(30,508,457)
Green Thumb Industries SUB VOT ORD	—	—	9/02/2022	49,101,881	12,377,424	(36,724,457)
Green Thumb Industries SUB VOT ORD	SOFR + 1.00%	Monthly	9/02/2022	60,522,358	60,384,336	(138,022)
Jushi Holdings CL B SUB VOT ORD	—	—	9/02/2022	32,092,168	8,841,911	(23,250,257)
Jushi Holdings CL B SUB VOT ORD	SOFR + 1.00%	Monthly	9/02/2022	6,004,000	5,609,000	(395,000)
Lowell Farms ORD	—	—	9/02/2022	6,072,549	1,049,836	(5,022,713)
Planet 13 Holdings ORD	—	—	9/02/2022	19,117,097	3,019,335	(16,097,762)
Planet 13 Holdings ORD	SOFR + 1.00%	Monthly	9/02/2022	5,127,712	4,535,342	(592,370)
Terrascend ORD	—	—	9/02/2022	30,829,425	7,081,805	(23,747,620)
Terrascend ORD	SOFR + 1.00%	Monthly	9/02/2022	17,954,832	17,901,821	(53,011)
Trulieve Cannabis ORD	—	—	9/02/2022	76,030,014	25,113,531	(50,916,483)
Trulieve Cannabis ORD	SOFR + 1.00%	Monthly	9/02/2022	62,215,288	62,079,104	(136,184)
Vapen Mj Ventures ORD	—	—	9/02/2022	4,387,543	1,504,468	(2,883,075)
Verano Holdings ORD	—	—	9/02/2022	56,537,696	19,884,453	(36,653,243)
Verano Holdings ORD	SOFR + 1.00%	Monthly	9/02/2022	45,145,116	45,042,400	(102,716)
Net Unrealized Depreciation						$(387,302,602)

Cowen and Nomura act as the counterparties to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2022, cash in the amount of $7,170,000 has been segregated as collateral from the broker for Swap contracts.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE US CANNABIS ETF
Schedule of Investments (continued)

June 30, 2022

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2022 were as follows:

Affiliated Holding Name	Value at 6/30/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2022	Value at 6/30/2022	Dividend Income
GrowGeneration Corp.	$40,177,305	$72,070,290	$(15,153,367)	$(25,847,337)	$(58,269,127)	3,614,976	$12,977,764	$—
Power REIT	6,923,139	8,475,013	(1,450,898)	(606,636)	(9,667,096)	288,572	3,673,522	—
Urban-GRO, Inc.	—	9,477,249	(1,954,791)	(623,388)	(3,922,155)	615,065	2,976,915	—
Total	$47,100,444	$90,022,552	$(18,559,056)	$(27,077,361)	$(71,858,378)	4,518,613	19,628,201	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES Q DYNAMIC GROWTH ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 96.7%

Commodity Fund — 3.6%
SPDR Gold Shares*	8,518	$1,434,942

Equity Fund — 93.1%
Invesco QQQ Trust Series 1	55,504	15,556,661
iShares Core S&P Small-Cap ETF	18,766	1,734,166
iShares US Technology ETF	85,427	6,829,889
Technology Select Sector SPDR Fund	94,803	12,051,357
Vanguard Total Stock Market ETF	7,254	1,368,250
Total Equity Fund		37,540,323
Total Exchange Traded Funds (Cost $49,225,533)		38,975,265

MONEY MARKET FUND — 3.4%
Fidelity Investments Money Market Government Portfolio — Class I, 1.21%(a) (Cost $1,353,893)	1,353,893	1,353,893

Total Investments — 100.1% (Cost $50,579,426)		40,329,158
Liabilities in Excess of Other Assets — (0.1%)		(30,125)
Net Assets — 100.0%		$40,299,033

ETF — Exchange Traded Fund

*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES Q DYNAMIC GROWTH ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$38,975,265	$—	$—	$38,975,265
Money Market Fund	1,353,893	—	—	1,353,893
Total	$40,329,158	$—	$—	$40,329,158

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	3.6%
Equity Fund	93.1
Money Market Fund	3.4
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF
Schedule of Investments

June 30, 2022

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 97.5%

Commodity Fund — 11.5%
SPDR Gold Shares*(a)	1,831	$308,450

Debt Fund — 35.0%
iShares 20+ Year Treasury Bond ETF(a)	7,174	824,077
Vanguard Total Bond Market ETF	1,480	111,385
Total Debt Fund		935,462

Equity Fund — 51.0%
Invesco QQQ Trust Series 1	2,184	612,132
iShares US Technology ETF	3,459	276,547
Technology Select Sector SPDR Fund	3,752	476,954
Total Equity Fund		1,365,633
Total Exchange Traded Funds (Cost $2,980,402)		2,609,545

MONEY MARKET FUND — 3.2%
Fidelity Investments Money Market Government Portfolio — Class I, 1.21%(b) (Cost $85,262)	85,262	85,262

REPURCHASE AGREEMENTS — 42.7%(c)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $266,435, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $271,752)	$266,424	266,424
Citigroup Global Markets, Inc., dated 06/30/22, due 07/01/22, 1.50%, total to be received $78,942, (collateralized by various U.S. Government Agency Obligations, 1.88%-3.25%, 6/30/24-5/15/52, totaling $80,518)	78,939	78,939
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $266,435, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 7/31/22-7/1/52, totaling $271,752)	266,424	266,424
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $266,435, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $271,752)	$266,424	$266,424
Truist Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $266,435, (collateralized by various U.S. Government Agency Obligations, 3.25%-5.50%, 6/30/27-7/1/52, totaling $271,753)	266,424	266,424
Total Repurchase Agreements (Cost $1,144,635)		1,144,635

Total Investments — 143.4% (Cost $4,210,299)		3,839,442
Liabilities in Excess of Other Assets — (43.4%)		(1,161,588)
Net Assets — 100.0%		$2,677,854

ETF — Exchange Traded Fund

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,126,295; the aggregate market value of the collateral held by the fund is $1,144,635.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,609,545	$—	$—	$2,609,545
Money Market Fund	85,262	—	—	85,262
Repurchase Agreements	—	1,144,635	—	1,144,635
Total	$2,694,807	$1,144,635	$—	$3,839,442

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	11.5%
Debt Fund	35.0
Equity Fund	51.0
Money Market Fund	3.2
Repurchase Agreements	42.7
Total Investments	143.4
Liabilities in Excess of Other Assets	(43.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments

June 30, 2022

Investments	Principal/ Shares	Value
U.S. TREASURY BILLS — 35.4%
U.S. Treasury Bill, 1.97%, 04/20/23(a)	$50,000,000	$48,980,604
U.S. Treasury Bill, 2.85%, 06/15/23(a)	10,000,000	9,740,673
Total U.S. Treasury Bills (Cost $58,894,548)		58,721,277

EXCHANGE TRADED FUND — 11.7%

Debt Fund — 11.7%
AdvisorShares North Square McKee Core Reserves ETF† (Cost $19,886,000)	200,000	19,476,000

MONEY MARKET FUNDS — 38.9%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 1.32%(b)(c)	52,231,905	52,231,905
Fidelity Institutional Money Market Government Portfolio — Class III, 0.96%(b)	12,399,588	12,399,588
Total Money Market Funds (Cost $64,631,493)		64,631,493
Total Investments Before Securities Sold, Not Yet Purchased (Cost $143,412,041)		142,828,770

Securities Sold, Not Yet Purchased — (96.9)%(d)

COMMON STOCKS — (96.9)%

Advertising — (1.1)%
Trade Desk, Inc. (The), Class A*	(42,500)	(1,780,325)

Apparel — (1.3)%
Skechers USA, Inc., Class A*	(60,000)	(2,134,800)

Banks — (8.7)%
Citigroup, Inc.	(50,000)	(2,299,500)
Deutsche Bank AG (Germany)	(700,000)	(6,118,000)
Signature Bank	(15,000)	(2,688,150)
Silvergate Capital Corp., Class A*	(30,000)	(1,605,900)
Sumitomo Mitsui Financial Group, Inc. (Japan)(e)	(300,000)	(1,770,000)
Total Banks		(14,481,550)
Investments	Shares	Value
COMMON STOCKS (continued)

Commercial Services — (10.5)%
Affirm Holdings, Inc.*	(50,000)	$(903,000)
Coursera, Inc.*	(146,570)	(2,078,362)
MarketAxess Holdings, Inc.	(10,000)	(2,560,100)
Moody’s Corp.	(27,500)	(7,479,175)
Paylocity Holding Corp.*	(10,000)	(1,744,200)
Payoneer Global, Inc.*	(300,000)	(1,176,000)
ZipRecruiter, Inc., Class A*	(100,000)	(1,482,000)
Total Commercial Services		(17,422,837)

Computers — (5.5)%
CyberArk Software Ltd.*	(20,000)	(2,559,200)
EPAM Systems, Inc.*	(5,000)	(1,473,900)
KnowBe4, Inc., Class A*	(105,000)	(1,640,100)
Rapid7, Inc.*	(30,000)	(2,004,000)
Varonis Systems, Inc.*	(50,000)	(1,466,000)
Total Computers		(9,143,200)

Diversified Financial Services — (9.7)%
Bread Financial Holdings, Inc.	(20,000)	(741,200)
Coinbase Global, Inc., Class A*	(55,000)	(2,586,100)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(50,000)	(1,893,000)
Nomura Holdings, Inc. (Japan)(e)	(750,000)	(2,685,000)
OneMain Holdings, Inc.	(150,000)	(5,607,000)
Tradeweb Markets, Inc., Class A	(38,000)	(2,593,500)
Total Diversified Financial Services		(16,105,800)

Electrical Components & Equipment — (4.9)%
Universal Display Corp.	(80,000)	(8,091,200)

Engineering & Construction — (1.2)%
Exponent, Inc.	(21,000)	(1,920,870)

Entertainment — (0.7)%
DraftKings, Inc., Class A*	(100,000)	(1,167,000)

Food — (2.7)%
McCormick & Co., Inc.	(30,000)	(2,497,500)
United Natural Foods, Inc.*	(50,000)	(1,970,000)
Total Food		(4,467,500)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS (continued)

Food Service — (0.5)%
Healthcare Services Group, Inc.	(50,000)	$(870,500)

Home Furnishings — (3.0)%
Sonos, Inc.*	(100,000)	(1,804,000)
Tempur Sealy International, Inc.	(150,000)	(3,205,500)
Total Home Furnishings		(5,009,500)

Insurance — (0.8)%
Goosehead Insurance, Inc., Class A	(30,000)	(1,370,100)

Internet — (4.9)%
DoorDash, Inc., Class A*	(50,000)	(3,208,500)
Okta, Inc.*	(20,000)	(1,808,000)
Revolve Group, Inc.*	(50,000)	(1,295,500)
Yelp, Inc.*	(65,000)	(1,805,050)
Total Internet		(8,117,050)

Media — (2.4)%
Paramount Global, Class B	(100,000)	(2,468,000)
Thomson Reuters Corp. (Canada)	(15,000)	(1,563,150)
Total Media		(4,031,150)

Miscellaneous Manufacturing — (1.6)%
3M Co.	(20,000)	(2,588,200)

Retail — (8.1)%
CarMax, Inc.*	(30,000)	(2,714,400)
Freshpet, Inc.*	(50,000)	(2,594,500)
O’Reilly Automotive, Inc.*	(4,000)	(2,527,040)
Restaurant Brands International, Inc. (Canada)	(75,000)	(3,761,250)
Walgreens Boots Alliance, Inc.	(50,000)	(1,895,000)
Total Retail		(13,492,190)

Software — (26.9)%
Alteryx, Inc., Class A*	(20,000)	(968,400)
Amplitude, Inc., Class A*	(150,000)	(2,143,500)
AppFolio, Inc., Class A*	(15,200)	(1,377,728)
Autodesk, Inc.*	(20,000)	(3,439,200)
Bill.Com Holdings, Inc.*	(10,000)	(1,099,400)
Clear Secure, Inc., Class A*	(100,000)	(2,000,000)
Cloudflare, Inc., Class A*	(80,000)	(3,500,000)
CS Disco, Inc.*	(104,269)	(1,881,013)
Investments	Shares	Value
COMMON STOCKS (continued)

Software (continued)
Descartes Systems Group, Inc. (The) (Canada)*	(20,000)	$(1,241,200)
Elastic NV*	(30,000)	(2,030,100)
Enfusion, Inc., Class A*	(150,000)	(1,531,500)
Global-e Online Ltd. (Israel)*	(80,000)	(1,613,600)
Guidewire Software, Inc.*	(20,000)	(1,419,800)
Jamf Holding Corp.*	(50,000)	(1,238,500)
MicroStrategy, Inc., Class A*	(27,000)	(4,436,100)
nCino, Inc.*	(52,289)	(1,616,776)
Paycom Software, Inc.*	(8,000)	(2,240,960)
Paycor HCM, Inc.*	(50,000)	(1,300,000)
Procore Technologies, Inc.*	(20,000)	(907,800)
SentinelOne, Inc., Class A*	(101,000)	(2,356,330)
Snowflake, Inc., Class A*	(6,000)	(834,360)
Splunk, Inc.*	(30,000)	(2,653,800)
Sprout Social, Inc., Class A*	(30,000)	(1,742,100)
SPS Commerce, Inc.*	(10,000)	(1,130,500)
Total Software		(44,702,667)

Telecommunications — (2.4)%
Telephone and Data Systems, Inc.	(100,000)	(1,579,000)
Ubiquiti, Inc.	(10,000)	(2,482,100)
Total Telecommunications		(4,061,100)
Total Common Stocks (Cost $(171,514,117))		(160,957,539)

Total Securities Sold, Not Yet Purchased [Proceeds Received $(171,514,117)]		(160,957,539)

Total Investments — (10.9)% (Cost $(28,102,076))		(18,128,769)
Other Assets in Excess of Liabilities — 110.9%		184,313,512
Net Assets — 100.0%		$166,184,743

ETF — Exchange Traded Fund

*	Non-income producing security.
†	Affiliated Company.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	A portion of this security has been pledged as collateral for securities sold, not yet purchased.
(d)	As of June 30, 2022 cash in the amount of $147,514,181 has been segregated as collateral from the broker for securities sold, not yet purchased.
(e)	American Depositary Receipt.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$58,721,277	$—	$58,721,277
Exchange Traded Fund	19,476,000	—	—	19,476,000
Money Market Funds	64,631,493	—	—	64,631,493
Total	$84,107,493	$58,721,277	$—	$142,828,770

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(160,957,539)	$—	$—	$(160,957,539)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	(1.1)%
Apparel	(1.3)
Banks	(8.7)
Commercial Services	(10.5)
Computers	(5.5)
Debt Fund	11.7
Diversified Financial Services	(9.7)
Electrical Components & Equipment	(4.9)
Engineering & Construction	(1.2)
Entertainment	(0.7)
Food	(2.7)
Food Service	(0.5)
Home Furnishings	(3.0)
Insurance	(0.8)
Internet	(4.9)
Media	(2.4)
Miscellaneous Manufacturing	(1.6)
Retail	(8.1)
Software	(26.9)
Sovereign	35.4
Telecommunications	(2.4)
Money Market Funds	38.9
Total Investments	(10.9)
Other Assets in Excess of Liabilities	110.9
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2022

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2022 were as follows:

Affiliated Holding Name	Value at 6/30/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2022	Value at 6/30/2022	Dividend Income
AdvisorShares North Square McKee Core Reserves ETF	$19,736,000	$—	$—	$—	$(260,000)	200,000	$19,476,000	$107,670

See accompanying Notes to Financial Statements.

ADVISORSHARES RESTAURANT ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 74.7%

Entertainment — 2.4%
RCI Hospitality Holdings, Inc.	1,350	$65,286

Retail — 72.3%
Arcos Dorados Holdings, Inc., Class A (Brazil)	40,732	274,534
BBQ Holdings, Inc.*	19,708	205,357
Bloomin’ Brands, Inc.	7,000	116,340
Carrols Restaurant Group, Inc.	6,687	13,508
Cheesecake Factory, Inc. (The)	998	26,367
Chipotle Mexican Grill, Inc.*	74	96,737
Chuy’s Holdings, Inc.*	1,605	31,972
Cracker Barrel Old Country Store, Inc.	600	50,094
Darden Restaurants, Inc.	587	66,401
Dave & Buster’s Entertainment, Inc.*	3,667	120,204
Denny’s Corp.*	9,236	80,169
Domino’s Pizza, Inc.	67	26,111
Dutch Bros, Inc., Class A*(a)	9,048	286,369
El Pollo Loco Holdings, Inc.*	2,912	28,654
Jack in the Box, Inc.	1,313	73,607
McDonald’s Corp.	146	36,045
ONE Group Hospitality, Inc. (The)*	16,028	118,126
Papa John’s International, Inc.	576	48,108
Restaurant Brands International, Inc. (Canada)	611	30,642
Shake Shack, Inc., Class A*	601	23,727
Starbucks Corp.	281	21,466
Sweetgreen, Inc., Class A*(a)	2,636	30,709
Texas Roadhouse, Inc.	370	27,084
Wendy’s Co. (The)	3,696	69,780
Total Retail		1,902,111
Total Common Stocks (Cost $2,516,195)		1,967,397

MONEY MARKET FUND — 25.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(b) (Cost $674,847)	674,847	674,847
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS — 11.4%(c)
Citigroup Global Markets, Inc., dated 06/30/22, due 07/01/22, 1.50%, total to be received $50,885, (collateralized by various U.S. Government Agency Obligations, 1.88%-3.25%, 6/30/24-5/15/52, totaling $51,901)	$50,883	$50,883
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $249,011, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $253,980)	249,000	249,000
Total Repurchase Agreements (Cost $299,883)		299,883

Total Investments — 111.8% (Cost $3,490,925)		2,942,127
Liabilities in Excess of Other Assets — (11.8%)		(311,281)
Net Assets — 100.0%		$2,630,846

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $273,544; the aggregate market value of the collateral held by the fund is $299,883.
(b)	Rate shown reflects the 7-day yield as of June 30, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES RESTAURANT ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,967,397	$—	$—	$1,967,397
Money Market Fund	674,847	—	—	674,847
Repurchase Agreements	—	299,883	—	299,883
Total	$2,642,244	$299,883	$—	$2,942,127

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Entertainment	2.4%
Retail	72.3
Money Market Fund	25.7
Repurchase Agreements	11.4
Total Investments	111.8
Liabilities in Excess of Other Assets	(11.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 95.8%

Debt Fund — 26.8%
iShares 10-20 Year Treasury Bond ETF	6,252	$751,178
iShares Core Total USD Bond Market ETF(a)(b)	100,386	4,700,072
iShares TIPS Bond ETF	16,030	1,825,977
iShares U.S. Treasury Bond ETF	116,090	2,774,551
Total Debt Fund		10,051,778

Equity Fund — 69.0%
iShares MSCI EAFE ETF	74,802	4,674,377
iShares MSCI Emerging Markets ETF	37,122	1,488,592
iShares Russell 2000 ETF(a)	6,471	1,095,929
iShares Russell Mid-Cap Growth ETF(a)	30,095	2,384,126
SPDR S&P 500 ETF Trust(b)	41,158	15,526,855
Vanguard High Dividend Yield ETF	7,381	750,648
Total Equity Fund		25,920,527
Total Exchange Traded Funds (Cost $40,276,250)		35,972,305

MONEY MARKET FUNDS — 5.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.33%(c)	1,610,156	1,610,156
Goldman Sachs Financial Square Government Fund — Institutional Shares, Institutional Class, 1.36%(c)(d)	477,000	477,000
Total Money Market Funds (Cost $2,087,156)		2,087,156
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENTS — 2.3%(d)
BofA Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $315,488, (collateralized by various U.S. Government Agency Obligations, 1.00%-8.50%, 1/20/24-6/20/52, totaling $321,784)	$315,474	$315,474
Daiwa Capital Markets America, dated 06/30/22, due 07/01/22, 1.55%, total to be received $247,330, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 7/31/22-7/1/52, totaling $252,265)	247,319	247,319
RBC Dominion Securities, Inc., dated 06/30/22, due 07/01/22, 1.55%, total to be received $315,488, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.88%, 8/16/22-5/20/52, totaling $321,784)	315,474	315,474
Total Repurchase Agreements (Cost $878,267)		878,267
Total Investments Before Written Options — 103.7% (Cost $43,241,673)		38,937,728

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2022

Investments	Notional Amount	Contracts	Value
WRITTEN CALL OPTION — (0.0)%**
SPDR S&P 500 ETF Trust, expiring 07/15/22, Strike Price $405.00 [Premium Received $(44,074)]	$(14,175,000)	(350)	$(15,925)

Total Investments — 103.7% (Cost $43,197,599)			38,921,803
Liabilities in Excess of Other Assets — (3.7%)			(1,374,768)
Net Assets — 100.0%			$37,547,035

ETF — Exchange Traded Fund

TIPS — Treasury Inflation Protected Securities

**	Less than 0.05%.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,313,007; the aggregate market value of the collateral held by the fund is $1,355,267.
(b)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,180,199 as of June 30, 2022.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$35,972,305	$—	$—	$35,972,305
Money Market Funds	2,087,156	—	—	2,087,156
Repurchase Agreements	—	878,267	—	878,267
Total	$38,059,461	$878,267	$—	$38,937,728

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(15,925)	$—	$—	$(15,925)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	26.8%
Equity Fund	69.0
Written Call Option	(0.0)**
Money Market Funds	5.6
Repurchase Agreements	2.3
Total Investments	103.7
Liabilities in Excess of Other Assets	(3.7)
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF
Schedule of Investments

June 30, 2022

Investments	Shares	Value
COMMON STOCKS — 89.2%

Agriculture — 13.6%
Altria Group, Inc.	1,918	$80,115
British American Tobacco PLC (United Kingdom)(a)	3,117	133,750
Philip Morris International, Inc.	1,166	115,131
Turning Point Brands, Inc.	14,114	382,913
Universal Corp.	3,964	239,822
Vector Group Ltd.	21,868	229,614
Total Agriculture		1,181,345

Apparel — 2.8%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	2,001	244,562

Beverages — 25.0%
Anheuser-Busch InBev SA/NV (Belgium)(a)	1,894	102,181
Boston Beer Co., Inc. (The), Class A*	279	84,529
Brown-Forman Corp., Class B	1,205	84,543
Constellation Brands, Inc., Class A	923	215,114
Diageo PLC (United Kingdom)(a)	1,568	273,020
Duckhorn Portfolio, Inc. (The)*	20,004	421,284
MGP Ingredients, Inc.	5,592	559,703
Molson Coors Beverage Co., Class B	7,196	392,254
Pernod Ricard SA (France)(a)	1,170	42,963
Total Beverages		2,175,591

Entertainment — 19.7%
Caesars Entertainment, Inc.*	3,539	135,544
Everi Holdings, Inc.*	32,608	531,836
Monarch Casino & Resort, Inc.*	5,566	326,557
Penn National Gaming, Inc.*	7,068	215,008
RCI Hospitality Holdings, Inc.	3,052	147,595
Red Rock Resorts, Inc., Class A	10,638	354,884
Total Entertainment		1,711,424

Lodging — 6.3%
Boyd Gaming Corp.	8,071	401,532
Full House Resorts, Inc.*(b)	24,345	148,018
Total Lodging		549,550
Investments	Shares	Value
COMMON STOCKS (continued)

REITS — 7.0%
Gaming and Leisure Properties, Inc.	10,032	$460,068
VICI Properties, Inc.(b)	5,000	148,950
Total REITS		609,018

Retail — 8.0%
Chuy’s Holdings, Inc.*	3,963	78,943
Dave & Buster’s Entertainment, Inc.*	12,300	403,194
Jack in the Box, Inc.	2,594	145,419
McDonald’s Corp.	260	64,189
Total Retail		691,745

Semiconductors — 4.1%
NVIDIA Corp.	2,364	358,359

Software — 2.7%
Activision Blizzard, Inc.	1,780	138,591
Take-Two Interactive Software, Inc.*	789	96,676
Total Software		235,267
Total Common Stocks (Cost $8,538,096)		7,756,861

MONEY MARKET FUND — 11.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 1.03%(c) (Cost $961,362)	961,362	961,362

Total Investments — 100.3% (Cost $9,499,458)		8,718,223
Liabilities in Excess of Other Assets — (0.3%)		(23,664)
Net Assets — 100.0%		$8,694,559

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $219,527; the aggregate market value of the collateral held by the fund is $228,960. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $228,960.
(c)	Rate shown reflects the 7-day yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF
Schedule of Investments (continued)

June 30, 2022

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,756,861	$—	$—	$7,756,861
Money Market Fund	961,362	—	—	961,362
Total	$8,718,223	$—	$—	$8,718,223

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	13.6%
Apparel	2.8
Beverages	25.0
Entertainment	19.7
Lodging	6.3
REITS	7.0
Retail	8.0
Semiconductors	4.1
Software	2.7
Money Market Fund	11.1
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares Alpha DNA Equity Sentiment ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF
ASSETS
Investments, at Cost	$56,673,531	$44,376,466	$44,480,349	$90,962,947
Repurchase Agreements, at Cost (Note 2)	199,490	8,234,577	—	—
Total Cost of Investments	56,873,021	52,611,043	44,480,349	90,962,947
Investments, at Market Value (including securities on loan) (Note 2)(a)	50,609,947	42,892,350	42,717,429	84,280,717
Repurchase Agreements, at Market Value (Note 2)	199,490	8,234,577	—	—
Total Market Value of Investments	50,809,437	51,126,927	42,717,429	84,280,717
Dividends and Interest Receivable	39,886	209,436	39,853	347
Receivable from Securities Sold	—	68,061	—	—
Reclaim Receivable	—	15,383	—	—
Prepaid Expenses	—	109	328	805
Total Assets	50,849,323	51,419,916	42,757,610	84,281,869
LIABILITIES
Cash collateral for securities on loan(b)	199,490	9,361,577	—	—
Advisory Fees Payable	34,239	20,221	12,529	38,815
Trustee Fees Payable	8	—	—	—
Due to Custodian	—	42,856	—	—
Accrued Expenses	42,254	57,442	48,173	66,378
Total Liabilities	275,991	9,482,096	60,702	105,193
NET ASSETS	$50,573,332	$41,937,820	$42,696,908	$84,176,676
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$72,164,962	$94,179,627	$64,255,712	$109,059,637
Total Distributable Earnings/Accumulated (Loss)	(21,591,630)	(52,241,807)	(21,558,804)	(24,882,961)
NET ASSETS	$50,573,332	$41,937,820	$42,696,908	$84,176,676
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,430,000	865,000	2,060,000	2,775,000
Net Asset Value (NAV) Per Share	$20.81	$48.48	$20.73	$30.33

(a) Market value of securities on loan	$1,038,480	$9,038,711	$—	$—
(b) Non-cash collateral for securities on loan	$910,227	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares Dorsey Wright FSM US Core ETF	AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF
ASSETS
Investments, at Cost	$89,700,151	$7,717,782	$37,855,278	$45,110,055
Investments in Affiliates, at Cost (Note 8)	—	—	9,862,980	—
Repurchase Agreements, at Cost (Note 2)	27,461,888	287,973	—	—
Total Cost of Investments	117,162,039	8,005,755	47,718,258	45,110,055
Investments, at Market Value (including securities on loan) (Note 2)(a)	82,642,791	7,397,005	37,855,278	46,376,425
Investments in Affiliates, at Market Value (Note 8)	—	—	9,738,000	—
Repurchase Agreements, at Market Value (Note 2)	27,461,888	287,973	—	—
Total Market Value of Investments	110,104,679	7,684,978	47,593,278	46,376,425
Cash	279	280	—	—
Cash collateral held at brokers	—	—	38,725,679	—
Dividends and Interest Receivable	6,698	8,179	54,088	66,414
Receivable from Securities Sold	—	—	7,795,477	—
Capital Shares Receivable	—	—	833,491	—
Reclaim Receivable	—	—	—	8,991
Due from Investment Advisor	—	5,631	—	—
Prepaid Expenses	482	6	444	132
Total Assets	110,112,138	7,699,074	95,002,457	46,451,962
LIABILITIES
Cash collateral for securities on loan	30,258,888	287,973	—	—
Advisory Fees Payable	34,383	—	28,338	27,381
Securities Sold, Not Yet Purchased(b)	—	—	45,594,721	—
Payable for Securities Purchased	—	—	2,288,790	—
CCO Fees Payable	—	—	1,591	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	18,262	—
Accrued Expenses	55,339	35,557	71,496	46,401
Total Liabilities	30,348,610	323,530	48,003,198	73,782
NET ASSETS	$79,763,528	$7,375,544	$46,999,259	$46,378,180
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$88,203,380	$9,751,709	$124,810,552	$68,785,686
Total Distributable Earnings/Accumulated (Loss)	(8,439,852)	(2,376,165)	(77,811,293)	(22,407,506)
NET ASSETS	$79,763,528	$7,375,544	$46,999,259	$46,378,180
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	2,480,000	245,000	4,480,000	540,000
Net Asset Value (NAV) Per Share	$32.16	$30.10	$10.49	$85.89

(a) Market value of securities on loan	$29,423,216	$280,489	$—	$—
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$57,291,239	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares Drone Technology ETF	AdvisorShares Focused Equity ETF	AdvisorShares Gerber Kawasaki ETF	AdvisorShares Hotel ETF
ASSETS
Investments, at Cost	$577,000	$26,275,905	$21,836,151	$7,491,432
Repurchase Agreements, at Cost (Note 2)	84,530	—	1,370,745	185,289
Total Cost of Investments	661,530	26,275,905	23,206,896	7,676,721
Investments, at Market Value (including securities on loan) (Note 2)(a)	500,044	28,120,847	15,885,237	5,916,652
Repurchase Agreements, at Market Value (Note 2)	84,530	—	1,370,745	185,289
Total Market Value of Investments	584,574	28,120,847	17,255,982	6,101,941
Dividends and Interest Receivable	1,839	15,044	17,177	5,445
Due from Investment Advisor	41,265	2,566	9,511	—
Prepaid Organizational Fees	14,184	—	—	—
Prepaid Expenses	—	—	13	5
Total Assets	641,862	28,138,457	17,282,683	6,107,391
LIABILITIES
Cash collateral for securities on loan(b)	84,530	—	1,370,745	185,289
Advisory Fees Payable	—	—	—	1,501
Trustee Fees Payable	1	69	—	—
Payable for Securities Purchased	—	—	40,645	—
CCO Fees Payable	11	—	8	141
Accrued Expenses	6,402	40,427	25,058	23,509
Total Liabilities	90,944	40,496	1,436,456	210,440
NET ASSETS	$550,918	$28,097,961	$15,846,227	$5,896,951
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$625,000	$26,659,155	$25,705,567	$7,896,819
Total Distributable Earnings/Accumulated (Loss)	(74,082)	1,438,806	(9,859,340)	(1,999,868)
NET ASSETS	$550,918	$28,097,961	$15,846,227	$5,896,951
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	25,000	665,000	970,000	300,000
Net Asset Value (NAV) Per Share	$22.04	$42.25	$16.34	$19.66

(a) Market value of securities on loan	$81,880	$—	$1,208,027	$265,924
(b) Non-cash collateral for securities on loan	$—	$—	$21,378	$90,638

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares Let Bob AI Powered Momentum ETF	AdvisorShares Managed Bitcoin Strategy ETF	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares North Square McKee Core Reserves ETF(1)
ASSETS
Investments, at Cost	$24,259,178	$635,214	$88,987,593	$36,510,855
Repurchase Agreements, at Cost (Note 2)	—	—	239,245	—
Total Cost of Investments	24,259,178	635,214	89,226,838	36,510,855
Investments, at Market Value (including securities on loan) (Note 2)(a)	24,168,785	499,884	83,798,984	36,152,032
Repurchase Agreements, at Market Value (Note 2)	—	—	239,245	—
Total Market Value of Investments	24,168,785	499,884	84,038,229	36,152,032
Cash	981,200	225,799	32,969	961,430
Dividends and Interest Receivable	14,859	775	288,603	121,191
Receivable from Securities Sold	—	—	885,389	—
Due from Investment Advisor	7,203	807	—	5,244
Prepaid Organizational Fees	11,316	80,269	—	—
Prepaid Expenses	19	—	410	429
Total Assets	25,183,382	807,534	85,245,600	37,240,326
LIABILITIES
Cash collateral for securities on loan(b)	—	—	239,245	—
Advisory Fees Payable	—	—	21,439	—
Trustee Fees Payable	—	1	—	—
Payable for Securities Purchased	981,200	283,512	1,230,782	2,110,103
CCO Fees Payable	131	3	—	—
Accrued Expenses	18,736	7,289	72,534	43,562
Total Liabilities	1,000,067	290,805	1,564,000	2,153,665
NET ASSETS	$24,183,315	$516,729	$83,681,600	$35,086,661
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$25,935,550	$685,894	$97,390,323	$36,469,329
Total Distributable Earnings/Accumulated (Loss)	(1,752,235)	(169,165)	(13,708,723)	(1,382,668)
NET ASSETS	$24,183,315	$516,729	$83,681,600	$35,086,661
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,040,000	35,000	1,835,000	360,000
Net Asset Value (NAV) Per Share	$23.25	$14.76	$45.60	$97.46

(a) Market value of securities on loan	$—	$—	$883,186	$—
(b) Non-cash collateral for securities on loan	$—	$—	$666,612	$—

(1)	Formerly known as AdvisorShares Sage Core Reserves ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares North Square McKee ESG Core Bond ETF(1)	AdvisorShares Poseidon Dynamic Cannabis ETF	AdvisorShares Psychedelics ETF	AdvisorShares Pure Cannabis ETF
ASSETS
Investments, at Cost	$3,651,135	$6,828,260	$11,758,394	$111,741,414
Investments in Affiliates, at Cost (Note 8)	—	—	—	118,651,044
Repurchase Agreements, at Cost (Note 2)	—	38,852	954,429	8,041,929
Total Cost of Investments	3,651,135	6,867,112	12,712,823	238,434,387
Investments, at Market Value (including securities on loan) (Note 2)(a)	3,330,698	6,692,128	5,237,484	30,774,072
Investments in Affiliates, at Market Value (Note 8)	—	—	—	37,367,559
Repurchase Agreements, at Market Value (Note 2)	—	38,852	954,429	8,041,929
Total Market Value of Investments	3,330,698	6,730,980	6,191,913	76,183,560
Cash	—	12,000	—	387,500
Foreign currency(b)	—	—	—	209,012
Cash collateral held at brokers	1,340	—	—	—
Dividends and Interest Receivable	19,114	1,961	3,662	167,871
Receivable from Securities Sold	—	152,057	—	—
Due from Investment Advisor	18,154	6,764	19,054	34,337
OTC Swaps Contracts	—	—	701,425	25,850,701
Prepaid Organizational Fees	—	25,919	61,580	—
Prepaid Expenses	19	5,732	4	1,352
Total Assets	3,369,325	6,935,413	6,977,638	102,834,333
LIABILITIES
Unrealized Depreciation on OTC Swap Contracts	—	11,562	493,154	21,822,874
Cash collateral for securities on loan(c)	—	50,852	954,429	8,759,929
Trustee Fees Payable	3	—	—	—
Payable for Securities Purchased	—	6,855	—	387,500
Capital Shares Payable	—	552,381	—	—
CCO Fees Payable	13	239	10	—
Due to Broker	—	1,929,997	—	—
Accrued Expenses	36,212	26,752	21,341	47,478
Total Liabilities	36,228	2,578,638	1,468,934	31,017,781
NET ASSETS	$3,333,097	$4,356,775	$5,508,704	$71,816,552
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$4,681,181	$13,246,799	$14,000,202	$314,066,496
Total Distributable Earnings/Accumulated (Loss)	(1,348,084)	(8,890,024)	(8,491,498)	(242,249,944)
NET ASSETS	$3,333,097	$4,356,775	$5,508,704	$71,816,552
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	145,000	1,780,000	2,155,000	13,605,000
Net Asset Value (NAV) Per Share	$22.99	$2.45	$2.56	$5.28

(a) Market value of securities on loan	$25,416	$51,854	$587,365	$8,809,100
(b) Foreign currency at cost	$—	$—	$—	$209,886
(c) Non-cash collateral for securities on loan	$26,075	$—	$—	$1,687,574

(1)	Formerly known as AdvisorShares FolioBeyond Smart Core Bond ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares Pure US Cannabis ETF	AdvisorShares Q Dynamic Growth ETF	AdvisorShares Q Portfolio Blended Allocation ETF	AdvisorShares Ranger Equity Bear ETF
ASSETS
Investments, at Cost	$541,850,101	$50,579,426	$3,065,664	$123,526,041
Investments in Affiliates, at Cost (Note 8)	88,256,577	—	—	19,886,000
Repurchase Agreements, at Cost (Note 2)	1,088,492	—	1,144,635	—
Total Cost of Investments	631,195,170	50,579,426	4,210,299	143,412,041
Investments, at Market Value (including securities on loan) (Note 2)(a)	460,155,780	40,329,158	2,694,807	123,352,770
Investments in Affiliates, at Market Value (Note 8)	19,628,201	—	—	19,476,000
Repurchase Agreements, at Market Value (Note 2)	1,088,492	—	1,144,635	—
Total Market Value of Investments	480,872,473	40,329,158	3,839,442	142,828,770
Cash	—	—	—	147,514,181
Cash collateral held at brokers	7,170,000	—	—	—
Unrealized Appreciation on OTC Swaps Contracts	30,906	—	—	—
Dividends and Interest Receivable	676,274	32,940	1,356	127,802
Receivable from Securities Sold	158,750	—	—	33,227,611
Capital Shares Receivable	—	—	—	3,737,590
Due from Investment Advisor	—	—	15,085	—
Premiums paid on OTC Swaps Contracts	528,541,688	—	—	—
Prepaid Expenses	—	—	—	458
Total Assets	1,017,450,091	40,362,098	3,855,883	327,436,412
LIABILITIES
Unrealized Depreciation on OTC Swaps Contracts	387,333,508	—	—	—
Cash collateral for securities on loan(b)	1,088,492	—	1,144,635	—
Advisory Fees Payable	199,988	30,615	—	182,805
Trustee Fees Payable	283	—	—	—
Securities Sold, Not Yet Purchased(c)	—	—	—	160,957,539
Capital Shares Payable	1,927,440	—	—	—
CCO Fees Payable	—	58	2	—
Due to Custodian - Foreign Currency	28	—	—	—
Due to Broker	111,920,941	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—	56,066
Accrued Expenses	288,389	32,392	33,392	55,259
Total Liabilities	502,759,069	63,065	1,178,029	161,251,669
NET ASSETS	$514,691,022	$40,299,033	$2,677,854	$166,184,743
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$1,769,170,164	$55,824,260	$3,858,802	$500,800,057
Total Distributable Earnings/Accumulated (Loss)	(1,254,479,142)	(15,525,227)	(1,180,948)	(334,615,314)
NET ASSETS	$514,691,022	$40,299,033	$2,677,854	$166,184,743
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	49,740,000	1,830,000	130,000	5,217,500
Net Asset Value (NAV) Per Share	$10.35	$22.02	$20.60	$31.85

(a) Market value of securities on loan	$1,123,353	$—	$1,126,295	$—
(b) Non-cash collateral for securities on loan	$89,764	$—	$—	$—
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$171,514,117

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2022

	AdvisorShares Restaurant ETF	AdvisorShares STAR Global Buy- Write ETF	AdvisorShares Vice ETF
ASSETS
Investments, at Cost	$3,191,042	$42,363,406	$9,499,458
Repurchase Agreements, at Cost (Note 2)	299,883	878,267	—
Total Cost of Investments	3,490,925	43,241,673	9,499,458
Investments, at Market Value (including securities on loan) (Note 2)(a)	2,642,244	38,059,461	8,718,223
Repurchase Agreements, at Market Value (Note 2)	299,883	878,267	—
Total Market Value of Investments	2,942,127	38,937,728	8,718,223
Dividends and Interest Receivable	11,396	67,433	8,118
Reclaim Receivable	33	—	1,513
Due from Investment Advisor	2,552	—	1,620
Prepaid Expenses	—	99	121
Total Assets	2,956,108	39,005,260	8,729,595
LIABILITIES
Cash collateral for securities on loan(b)	299,883	1,355,267	—
Advisory Fees Payable	—	39,131	—
Trustee Fees Payable	168	—	—
Options Written, at value(c)	—	15,925	—
Due to Broker	—	11,798	—
Accrued Expenses	25,211	36,104	35,036
Total Liabilities	325,262	1,458,225	35,036
NET ASSETS	$2,630,846	$37,547,035	$8,694,559
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$4,007,007	$41,618,091	$10,018,252
Total Distributable Earnings/Accumulated (Loss)	(1,376,161)	(4,071,056)	(1,323,693)
NET ASSETS	$2,630,846	$37,547,035	$8,694,559
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	155,000	1,085,000	345,000
Net Asset Value (NAV) Per Share	$16.97	$34.61	$25.20

(a) Market value of securities on loan	$273,544	$1,313,007	$219,527
(b) Non-cash collateral for securities on loan	$—	$—	$228,960
(c) Premiums received for options written	$—	$44,074	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares Alpha DNA Equity Sentiment ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF
INVESTMENT INCOME:
Dividend Income	$617,853	$2,551,129	$608,653	$1,137,453
Securities lending income (net) (Note 2)	18,832	61,959	2,241	71,036
Foreign withholding tax	(1,422)	(111,801)	—	—
Total Investment Income	635,263	2,501,287	610,894	1,208,489

EXPENSES:
Advisory Fees	523,383	524,696	507,003	976,255
Accounting & Administration Fees	43,522	93,023	75,265	92,441
Professional Fees	35,090	25,588	33,937	49,732
Exchange Listing Fees	8,010	6,908	4,611	7,626
Custody Fees	18,748	6,870	10,160	12,534
Report to Shareholders	12,979	26,982	16,757	36,334
Trustee Fees	5,795	5,799	5,783	6,050
CCO Fees	3,428	4,616	4,606	8,852
Pricing Fees	—	294	4,041	8,457
Transfer Agent Fees	5,164	5,247	5,067	9,762
Insurance Fees	1,489	1,055	1,807	4,303
Registration Fees	4,543	—	1,708	3,706
Organizational Fees	9,165	—	—	—
Miscellaneous Fees	3,551	1,654	3,275	4,702
Total Expenses	674,867	702,732	674,020	1,220,754
Advisory Fees Waived/Recoupment	—	(12,898)	(43,933)	(32,530)
Net Expenses	674,867	689,834	630,087	1,188,224
Net Investment Income (Loss)	(39,604)	1,811,453	(19,193)	20,265

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(16,115,829)	(2,650,479)	(19,138,892)	(18,232,522)
In-Kind Redemptions	4,874,586	4,540,198	4,031,025	1,226,654
Purchased Options	1,566,321	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,507,113)	(20,545,915)	(2,397,719)	(2,715,526)
Net Realized and Unrealized Gain (Loss)	(18,182,035)	(18,656,196)	(17,505,586)	(19,721,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,221,639)	$(16,844,743)	$(17,524,779)	$(19,701,129)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares Dorsey Wright FSM US Core ETF	AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF
INVESTMENT INCOME:
Dividend Income	$1,054,117	$114,976	$57,955	$989,803
Dividend Income from Affiliates	—	—	53,835	—
Securities lending income (net) (Note 2)	99,325	40,243	—	3,044
Foreign withholding tax	—	(93)	—	(6,715)
Total Investment Income	1,153,442	155,126	111,790	986,132

EXPENSES:
Advisory Fees	717,468	68,524	233,598	336,776
Accounting & Administration Fees	82,616	74,309	90,537	72,195
Professional Fees	39,105	19,695	13,202	28,246
Exchange Listing Fees	5,251	372	1,712	8,017
Custody Fees	9,357	3,436	4,377	5,178
Report to Shareholders	26,963	4,152	8,878	—
Trustee Fees	5,893	5,500	5,603	5,683
CCO Fees	6,125	580	878	2,721
Pricing Fees	4,375	—	348	—
Transfer Agent Fees	7,172	685	2,336	3,608
Insurance Fees	2,340	82	2,237	1,254
Registration Fees	1,919	342	—	—
Interest on Securities Sold, Not Yet Purchased	—	—	76,415	—
Dividend Expense	—	—	378,502	—
Miscellaneous Fees	1,939	118	859	482
Total Expenses	910,523	177,795	819,482	464,160
Advisory Fees Waived/Recoupment	(24,662)	(63,589)	24,096	(31,171)
Net Expenses	885,861	114,206	843,578	432,989
Net Investment Income (Loss)	267,581	40,920	(731,788)	553,143

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,855,358)	(1,199,037)	4,489	4,969,712
In-Kind Redemptions	9,525,810	1,393,979	—	845,821
Short Sales	—	—	(4,323,800)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(21,632,697)	(2,235,824)	—	(10,804,313)
Investments in Affiliates	—	—	(130,000)	—
Short Sales	—	—	12,013,100	—
Net Realized and Unrealized Gain (Loss)	(13,962,245)	(2,040,882)	7,563,789	(4,988,780)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,694,664)	$(1,999,962)	$6,832,001	$(4,435,637)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares Drone Technology ETF(1)	AdvisorShares Focused Equity ETF	AdvisorShares Gerber Kawasaki ETF(2)	AdvisorShares Hotel ETF
INVESTMENT INCOME:
Dividend Income	$921	$311,427	$180,482	$73,456
Securities lending income (net) (Note 2)	2,002	749	19,490	1,500
Foreign withholding tax	(31)	—	(11,595)	—
Total Investment Income	2,892	312,176	188,377	74,956

EXPENSES:
Advisory Fees	674	200,099	133,777	49,132
Accounting & Administration Fees	2,787	72,476	22,365	4,448
Professional Fees	33,662	23,212	34,370	17,005
Exchange Listing Fees	5,799	8,135	17,023	7,733
Custody Fees	108	3,634	5,036	1,468
Report to Shareholders	3,520	16,057	6,683	5,575
Trustee Fees	1,253	5,687	5,577	5,292
CCO Fees	21	1,886	1,304	—
Transfer Agent Fees	8	2,309	1,338	614
Insurance Fees	417	886	574	694
Registration Fees	—	230	—	562
Organizational Fees	842	—	14,960	16,053
Miscellaneous Fees	586	230	897	552
Total Expenses	49,677	334,841	243,904	109,128
Advisory Fees Waived/Recoupment	(674)	(134,742)	(110,127)	(28,064)
Expense Reimbursement	(47,960)	—	—	—
Net Expenses	1,043	200,099	133,777	81,064
Net Investment Income (Loss)	1,849	112,077	54,600	(6,108)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	1,025	(31,114)	(3,461,686)	(390,941)
Investments in Affiliates	—	—	(590,164)	—
In-Kind Redemptions	—	3,224,104	108,459	414,565
In-Kind Redemptions in Affiliates	—	—	(10,892)	—
Distributions by other Affiliated Investment Companies	—	—	1,862	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(76,956)	(6,401,532)	(5,950,914)	(1,292,991)
Net Realized and Unrealized Gain (Loss)	(75,931)	(3,208,542)	(9,903,335)	(1,269,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(74,082)	$(3,096,465)	$(9,848,735)	$(1,275,475)

(1)	Represents the period April 27, 2022 (commencement of operations) to June 30, 2022.
(2)	Represents the period July 2, 2021 (commencement of operations) to June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares Let Bob AI Powered Momentum ETF(1)	AdvisorShares Managed Bitcoin Strategy ETF(2)	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares North Square McKee Core Reserves ETF(3)
INVESTMENT INCOME:
Dividend Income	$48,518	$277	$3,761	$2,490
Interest Income	—	—	2,035,336	326,183
Securities lending income (net) (Note 2)	94	2,185	3,718	341
Total Investment Income	48,612	2,462	2,042,815	329,014

EXPENSES:
Advisory Fees	60,369	1,981	494,201	114,044
Accounting & Administration Fees	7,005	2,387	131,364	72,118
Professional Fees	32,714	100,247	37,592	27,114
Exchange Listing Fees	7,592	5,799	8,039	10,297
Custody Fees	1,901	216	20,787	5,602
Report to Shareholders	8,468	1,444	34,276	8,293
Trustee Fees	2,665	1,255	5,930	5,644
CCO Fees	745	27	6,689	373
Pricing Fees	—	—	2,627	—
Transfer Agent Fees	647	17	7,413	2,851
Insurance Fees	1,758	417	2,448	2,111
Registration Fees	—	—	2,693	—
Organizational Fees	3,684	16,028	—	—
Miscellaneous Fees	393	361	1,241	—
Total Expenses	127,941	130,179	755,300	248,447
Advisory Fees Waived/Recoupment	(42,558)	(1,981)	(13,998)	(114,044)
Expense Reimbursement	—	(124,918)	—	(1,352)
Net Expenses	85,383	3,280	741,302	133,051
Net Investment Income (Loss)	(36,771)	(818)	1,301,513	195,963

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,625,071)	(139,604)	(606,602)	44,153
In-Kind Redemptions	—	(19,099)	—	—
Futures	—	—	—	1,062
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(90,393)	(135,330)	(5,873,888)	(490,590)
Futures	—	—	—	(2,152)
Net Realized and Unrealized Gain (Loss)	(1,715,464)	(294,033)	(6,480,490)	(447,527)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,752,235)	$(294,851)	$(5,178,977)	$(251,564)

(1)	Represents the period February 9, 2022 (commencement of operations) to June 30, 2022.
(2)	Represents the period April 27, 2022 (commencement of operations) to June 30, 2022.
(3)	Formerly known as AdvisorShares Sage Core Reserves ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares North Square McKee ESG Core Bond ETF(1)	AdvisorShares Poseidon Dynamic Cannabis ETF(2)	AdvisorShares Psychedelics ETF(3)	AdvisorShares Pure Cannabis ETF
INVESTMENT INCOME:
Dividend Income	$60,081	$3,645	$1,036	$736,628
Interest Income	45,920	—	—	—
Securities lending income (net) (Note 2)	1,424	4	20,108	760,094
Total Investment Income	107,425	3,649	21,144	1,496,722

EXPENSES:
Advisory Fees	14,278	33,296	26,729	1,177,503
Accounting & Administration Fees	81,143	9,742	15,094	143,904
Professional Fees	20,909	28,943	39,861	71,957
Exchange Listing Fees	8,040	9,548	10,992	8,490
Custody Fees	4,688	2,123	3,467	26,249
Report to Shareholders	—	9,377	6,759	239,722
Trustee Fees	5,464	4,042	5,505	6,601
CCO Fees	154	546	2,231	15,984
Transfer Agent Fees	305	312	334	14,709
Insurance Fees	200	1,729	3,000	8,318
Registration Fees	—	—	—	17,933
Organizational Fees	—	6,569	23,671	—
Miscellaneous Fees	—	565	647	4,089
Total Expenses	135,181	106,792	138,290	1,735,459
Advisory Fees Waived/Recoupment	(14,278)	(33,296)	(26,729)	(452,143)
Expense Reimbursement	(93,449)	(32,289)	(67,446)	—
Net Expenses	27,454	41,207	44,115	1,283,316
Net Investment Income (Loss)	79,971	(37,558)	(22,971)	213,406

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	21,294	(531,882)	(1,342,421)	(23,513,919)
Investments in Affiliates	—	—	—	(3,788,027)
In-Kind Redemptions	(8,921)	(4,097)	—	2,694,798
In-Kind Redemptions in Affiliates	—	—	—	108,532
Distributions by Other Affiliated Investment Companies	—	—	—	180,376
Swaps	—	(8,171,959)	(120,573)	(25,924,285)
Foreign Currency Transactions	—	—	—	(33,361)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(442,297)	(136,132)	(6,520,910)	(75,531,924)
Investments in Affiliates	—	—	—	(77,975,933)
Swaps	—	(11,562)	(493,154)	(24,246,526)
Foreign Currency Translations	—	—	—	(424)
Net Realized and Unrealized Gain (Loss)	(429,924)	(8,855,632)	(8,477,058)	(228,030,693)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(349,953)	$(8,893,190)	$(8,500,029)	$(227,817,287)

(1)	Formerly known as AdvisorShares FolioBeyond Smart Core Bond ETF.
(2)	Represents the period November 17, 2021 (commencement of operations) to June 30, 2022.
(3)	Represents the period September 16, 2021 (commencement of operations) to June 30, 2022.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares Pure US Cannabis ETF	AdvisorShares Q Dynamic Growth ETF	AdvisorShares Q Portfolio Blended Allocation ETF	AdvisorShares Ranger Equity Bear ETF
INVESTMENT INCOME:
Dividend Income	$2,854,991	$506,643	$47,873	$217,021
Dividend Income from Affiliates	—	—	—	107,670
Interest Income	—	—	—	64,668
Securities lending income (net) (Note 2)	82,040	57,259	2,756	—
Total Investment Income	2,937,031	563,902	50,629	389,359

EXPENSES:
Advisory Fees	5,493,656	869,105	29,700	1,289,112
Accounting & Administration Fees	515,743	50,823	35,404	72,444
Professional Fees	197,885	37,647	22,241	23,473
Exchange Listing Fees	10,511	8,300	8,400	7,307
Custody Fees	77,999	9,133	2,036	7,940
Report to Shareholders	309,524	19,600	12,635	22,348
Trustee Fees	11,047	5,864	5,498	5,910
CCO Fees	66,621	6,570	—	1,628
Pricing Fees	—	—	—	7,815
Transfer Agent Fees	68,677	6,828	324	6,446
Insurance Fees	22,396	1,529	55	2,454
Registration Fees	70,800	4,620	257	—
Interest on Securities Sold, Not Yet Purchased	—	—	—	1,136,642
Dividend Expense	—	—	—	982,230
Organizational Fees	39,339	9,095	9,095	—
Miscellaneous Fees	14,811	2,322	128	3,753
Total Expenses	6,899,009	1,031,436	125,773	3,569,502
Advisory Fees Waived/Recoupment	(275,331)	7,123	(29,700)	—
Expense Reimbursement	—	—	(53,486)	—
Net Expenses	6,623,678	1,038,559	42,587	3,569,502
Net Investment Income (Loss)	(3,686,647)	(474,657)	8,042	(3,180,143)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(61,520,106)	(4,530,014)	(532,576)	—
Investments in Affiliates	(27,321,462)	—	—	—
In-Kind Redemptions	3,337,143	(334,662)	1,150	—
In-Kind Redemptions in Affiliates	244,101	—	—	—
Swaps	(637,418,579)	—	—	—
Short Sales	—	—	—	26,673,974
Foreign Currency Transactions	(9,012)	—	—	—
Distributions by other Investment Companies	—	—	939	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(76,510,381)	(15,140,779)	(554,167)	(173,271)
Investments in Affiliates	(69,658,370)	—	—	(260,000)
Short Sales	—	—	—	11,535,915
Swaps	(326,779,605)	—	—	—
Foreign Currency Translations	1	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,195,636,270)	(20,005,455)	(1,084,654)	37,776,618
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,199,322,917)	$(20,480,112)	$(1,076,612)	$34,596,475

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year Ended June 30, 2022

	AdvisorShares Restaurant ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF
INVESTMENT INCOME:
Dividend Income	$35,260	$610,747	$180,398
Securities lending income (net) (Note 2)	31,788	14,316	1,384
Foreign withholding tax	(468)	—	(2,146)
Total Investment Income	66,580	625,063	179,636

EXPENSES:
Advisory Fees	25,611	387,522	68,268
Accounting & Administration Fees	8,237	73,942	77,871
Professional Fees	20,904	25,104	13,396
Exchange Listing Fees	7,733	7,993	8,469
Custody Fees	1,175	4,051	3,047
Report to Shareholders	3,189	13,167	6,954
Trustee Fees	5,440	5,529	5,488
CCO Fees	—	1,582	812
Pricing Fees	—	—	765
Transfer Agent Fees	320	2,153	853
Insurance Fees	677	465	329
Registration Fees	424	197	—
Organizational Fees	16,054	—	—
Miscellaneous Fees	466	263	343
Total Expenses	90,230	521,968	186,595
Advisory Fees Waived/Recoupment	(25,611)	9,081	(68,268)
Expense Reimbursement	(22,359)	—	(5,686)
Net Expenses	42,260	531,049	112,641
Net Investment Income (Loss)	24,320	94,014	66,995

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(804,392)	107,217	(282,990)
In-Kind Redemptions	35,387	108,548	156,897
Options Written	—	304,360	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(517,861)	(5,857,570)	(3,846,483)
Options Written	—	30,787	—
Net Realized and Unrealized Gain (Loss)	(1,286,866)	(5,306,658)	(3,972,576)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,262,546)	$(5,212,644)	$(3,905,581)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Alpha DNA Equity Sentiment ETF		AdvisorShares Dorsey Wright ADR ETF
	Year ended June 30, 2022	For the period February 2, 2021* to June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(39,604)	$(160,118)	$1,811,453	$356,321
Net Realized Gain (Loss)	(9,674,922)	2,719,382	1,889,719	19,387,682
Net Change in Unrealized Appreciation (Depreciation)	(8,507,113)	2,443,529	(20,545,915)	(1,463,361)
Net Increase (Decrease) In Net Assets Resulting From Operations	(18,221,639)	5,002,793	(16,844,743)	18,280,642
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—	(1,200,067)	(284,565)
Total Distributions	—	—	(1,200,067)	(284,565)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	40,215,570	96,371,099	—	10,147,730
Value of Shares Redeemed	(41,327,340)	(31,467,151)	(28,853,838)	(15,186,661)
Net Increase (Decrease) From Capital Stock Transactions	(1,111,770)	64,903,948	(28,853,838)	(5,038,931)
Net Increase (Decrease) in Net Assets	(19,333,409)	69,906,741	(46,898,648)	12,957,146
Net Assets:
Beginning of Year/Period	69,906,741	—	88,836,468	75,879,322
End of Year/Period	$50,573,332	$69,906,741	$41,937,820	$88,836,468
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,535,000	—	1,335,000	1,425,000
Shares Sold	1,445,000	3,705,000	—	170,000
Shares Repurchased	(1,550,000)	(1,170,000)	(470,000)	(260,000)
Shares Outstanding, End of Year/Period	2,430,000	2,535,000	865,000	1,335,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Dorsey Wright Alpha Equal Weight ETF		AdvisorShares Dorsey Wright FSM All Cap World ETF
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(19,193)	$(276,933)	$20,265	$(438,845)
Net Realized Gain (Loss)	(15,107,867)	18,631,882	(17,005,868)	38,026,512
Net Change in Unrealized Appreciation (Depreciation)	(2,397,719)	(2,677,985)	(2,715,526)	(8,322,601)
Net Increase (Decrease) In Net Assets Resulting From Operations	(17,524,779)	15,676,964	(19,701,129)	29,265,066
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(1,162,299)	(14,018)	(2,192,696)	(215,144)
Total Distributions	(1,162,299)	(14,018)	(2,192,696)	(215,144)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	68,469,951	85,533,754	86,954,010	295,124,496
Value of Shares Redeemed	(86,479,636)	(61,136,384)	(136,556,384)	(242,186,339)
Net Increase (Decrease) From Capital Stock Transactions	(18,009,685)	24,397,370	(49,602,374)	52,938,157
Net Increase (Decrease) in Net Assets	(36,696,763)	40,060,316	(71,496,199)	81,988,079
Net Assets:
Beginning of Year/Period	79,393,671	39,333,355	155,672,875	73,684,796
End of Year/Period	$42,696,908	$79,393,671	$84,176,676	$155,672,875
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,850,000	1,925,000	4,250,000	2,625,000
Shares Sold	2,440,000	3,085,000	2,270,000	8,535,000
Shares Repurchased	(3,230,000)	(2,160,000)	(3,745,000)	(6,910,000)
Shares Outstanding, End of Year/Period	2,060,000	2,850,000	2,775,000	4,250,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Dorsey Wright FSM US Core ETF		AdvisorShares Dorsey Wright Micro-Cap ETF
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$267,581	$(151,194)	$40,920	$(5,175)
Net Realized Gain (Loss)	7,670,452	8,461,136	194,942	484,121
Net Change in Unrealized Appreciation (Depreciation)	(21,632,697)	11,295,797	(2,235,824)	1,419,273
Net Increase (Decrease) In Net Assets Resulting From Operations	(13,694,664)	19,605,739	(1,999,962)	1,898,219
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(367,102)	(144,245)	(38,855)	—
Return of Capital	—	—	(9,609)	—
Total Distributions	(367,102)	(144,245)	(48,464)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	48,884,270	67,515,703	6,397,157	5,434,395
Value of Shares Redeemed	(48,707,954)	(40,095,468)	(5,872,501)	(545,097)
Net Increase (Decrease) From Capital Stock Transactions	176,316	27,420,235	524,656	4,889,298
Net Increase (Decrease) in Net Assets	(13,885,450)	46,881,729	(1,523,770)	6,787,517
Net Assets:
Beginning of Year/Period	93,648,978	46,767,249	8,899,314	2,111,797
End of Year/Period	$79,763,528	$93,648,978	$7,375,544	$8,899,314
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,525,000	1,700,000	235,000	100,000
Shares Sold	1,355,000	1,945,000	170,000	160,000
Shares Repurchased	(1,400,000)	(1,120,000)	(160,000)	(25,000)
Shares Outstanding, End of Year/Period	2,480,000	2,525,000	245,000	235,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Dorsey Wright Short ETF		AdvisorShares DoubleLine Value Equity ETF
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(731,788)	$(1,864,666)	$553,143	$537,254
Net Realized Gain (Loss)	(4,319,311)	(27,066,731)	5,815,533	5,873,938
Net Change in Unrealized Appreciation (Depreciation)	11,883,100	(19,190,288)	(10,804,313)	10,696,504
Net Increase (Decrease) In Net Assets Resulting From Operations	6,832,001	(48,121,685)	(4,435,637)	17,107,696
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—	(520,610)	(614,874)
Total Distributions	—	—	(520,610)	(614,874)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	31,836,759	23,413,492	6,473,012	964,855
Value of Shares Redeemed	(16,833,886)	(63,225,521)	(3,381,200)	(10,698,303)
Net Increase (Decrease) From Capital Stock Transactions	15,002,873	(39,812,029)	3,091,812	(9,733,448)
Net Increase (Decrease) in Net Assets	21,834,874	(87,933,714)	(1,864,435)	6,759,374
Net Assets:
Beginning of Year/Period	25,164,385	113,098,099	48,242,615	41,483,241
End of Year/Period	$46,999,259	$25,164,385	$46,378,180	$48,242,615
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,930,000	5,850,000	505,000	625,000
Shares Sold	3,390,000	1,475,000	70,000	10,000
Shares Repurchased	(1,840,000)	(4,395,000)	(35,000)	(130,000)
Shares Outstanding, End of Year/Period	4,480,000	2,930,000	540,000	505,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Drone Technology ETF	AdvisorShares Focused Equity ETF
	For the period April 27, 2022* to June 30, 2022	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$1,849	$112,077	$58,217
Net Realized Gain (Loss)	1,025	3,192,990	1,044,419
Net Change in Unrealized Appreciation (Depreciation)	(76,956)	(6,401,532)	4,977,298
Net Increase (Decrease) In Net Assets Resulting From Operations	(74,082)	(3,096,465)	6,079,934
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(52,120)	(62,748)
Total Distributions	—	(52,120)	(62,748)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	625,000	11,183,176	7,478,401
Value of Shares Redeemed	—	(8,857,828)	(4,190,848)
Net Increase (Decrease) From Capital Stock Transactions	625,000	2,325,348	3,287,553
Net Increase (Decrease) in Net Assets	550,918	(823,237)	9,304,739
Net Assets:
Beginning of Year/Period	—	28,921,198	19,616,459
End of Year/Period	$550,918	$28,097,961	$28,921,198
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	620,000	550,000
Shares Sold	25,000	215,000	170,000
Shares Repurchased	—	(170,000)	(100,000)
Shares Outstanding, End of Year/Period	25,000	665,000	620,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Gerber Kawasaki ETF	AdvisorShares Hotel ETF
	For the Period July 2, 2021* to June 30, 2022	Year ended June 30, 2022	For the period April 20, 2021* to June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$54,600	$(6,108)	$22,750
Net Realized Gain (Loss)	(3,952,421)	23,624	(41,231)
Net Change in Unrealized Appreciation (Depreciation)	(5,950,914)	(1,292,991)	(281,789)
Net Increase (Decrease) In Net Assets Resulting From Operations	(9,848,735)	(1,275,475)	(300,270)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(9,594)	(32,154)	—
Total Distributions	(9,594)	(32,154)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	28,966,567	5,342,715	8,023,869
Value of Shares Redeemed	(3,262,011)	(5,861,734)	—
Net Increase (Decrease) From Capital Stock Transactions	25,704,556	(519,019)	8,023,869
Net Increase (Decrease) in Net Assets	15,846,227	(1,826,648)	7,723,599
Net Assets:
Beginning of Year/Period	—	7,723,599	—
End of Year/Period	$15,846,227	$5,896,951	$7,723,599
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	315,000	—
Shares Sold	1,125,000	220,000	315,000
Shares Repurchased	(155,000)	(235,000)	—
Shares Outstanding, End of Year/Period	970,000	300,000	315,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Let Bob AI Powered Momentum ETF	AdvisorShares Managed Bitcoin Strategy ETF
	For the period February 9, 2022* to June 30, 2022	For the period April 27, 2022* to June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(36,771)	$(818)
Net Realized Gain (Loss)	(1,625,071)	(158,703)
Net Change in Unrealized Appreciation (Depreciation)	(90,393)	(135,330)
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,752,235)	(294,851)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	—
Total Distributions	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	25,935,550	21,000,864
Value of Shares Redeemed	—	(20,189,284)
Net Increase (Decrease) From Capital Stock Transactions	25,935,550	811,580
Net Increase (Decrease) in Net Assets	24,183,315	516,729
Net Assets:
Beginning of Year/Period	—	—
End of Year/Period	$24,183,315	$516,729
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	—
Shares Sold	1,040,000	1,070,000
Shares Repurchased	—	(1,035,000)
Shares Outstanding, End of Year/Period	1,040,000	35,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Newfleet Multi-Sector Income ETF		AdvisorShares North Square McKee Core Reserves ETF(1)
	Year ended June 30, 2022	Year ended June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$1,301,513	$1,195,721	$195,963	$613,130
Net Realized Gain (Loss)	(606,602)	440,439	45,215	323,325
Net Change in Unrealized Appreciation (Depreciation)	(5,873,888)	406,669	(492,742)	30,243
Net Increase (Decrease) In Net Assets Resulting From Operations	(5,178,977)	2,042,829	(251,564)	966,698
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(1,469,967)	(1,321,431)	(206,678)	(647,683)
Total Distributions	(1,469,967)	(1,321,431)	(206,678)	(647,683)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	8,066,264	55,802,623	2,455,644	19,742,687
Value of Shares Redeemed	(14,694,308)	(17,332,533)	(9,343,134)	(78,550,212)
Net Increase (Decrease) From Capital Stock Transactions	(6,628,044)	38,470,090	(6,887,490)	(58,807,525)
Net Increase (Decrease) in Net Assets	(13,276,988)	39,191,488	(7,345,732)	(58,488,510)
Net Assets:
Beginning of Year/Period	96,958,588	57,767,100	42,432,393	100,920,903
End of Year/Period	$83,681,600	$96,958,588	$35,086,661	$42,432,393
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,985,000	1,200,000	430,000	1,025,000
Shares Sold	165,000	1,140,000	25,000	200,000
Shares Repurchased	(315,000)	(355,000)	(95,000)	(795,000)
Shares Outstanding, End of Year/Period	1,835,000	1,985,000	360,000	430,000

(1)	Formerly known as AdvisorShares Sage Core Reserves ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares North Square McKee ESG Core Bond ETF(1)		AdvisorShares Poseidon Dynamic Cannabis ETF
	Year ended June 30, 2022	Year ended June 30, 2021	For the period November 17, 2021* to June 30, 2022
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$79,971	$109,511	$(37,558)
Net Realized Gain (Loss)	12,373	83,801	(8,707,938)
Net Change in Unrealized Appreciation (Depreciation)	(442,297)	54,063	(147,694)
Net Increase (Decrease) In Net Assets Resulting From Operations	(349,953)	247,375	(8,893,190)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(82,126)	(120,549)	—
Total Distributions	(82,126)	(120,549)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	512,358	—	13,802,346
Value of Shares Redeemed	(2,328,053)	(2,857,937)	(552,381)
Net Increase (Decrease) From Capital Stock Transactions	(1,815,695)	(2,857,937)	13,249,965
Net Increase (Decrease) in Net Assets	(2,247,774)	(2,731,111)	4,356,775
Net Assets:
Beginning of Year/Period	5,580,871	8,311,982	—
End of Year/Period	$3,333,097	$5,580,871	$4,356,775
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	215,000	325,000	—
Shares Sold	20,000	—	1,995,000
Shares Repurchased	(90,000)	(110,000)	(215,000)
Shares Outstanding, End of Year/Period	145,000	215,000	1,780,000

(1)	Formerly known as AdvisorShares FolioBeyond Smart Core Bond ETF.
*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Psychedelics ETF	AdvisorShares Pure Cannabis ETF
	For the period September 16, 2021* to June 30, 2022	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(22,971)	$213,406	$444,125
Net Realized Gain (Loss)	(1,462,994)	(50,275,886)	35,943,090
Net Change in Unrealized Appreciation (Depreciation)	(7,014,064)	(177,754,807)	17,051,093
Net Increase (Decrease) In Net Assets Resulting From Operations	(8,500,029)	(227,817,287)	53,438,308
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(7,501,781)	(728,447)
Return of Capital	—	(252,376)	—
Total Distributions	—	(7,754,157)	(728,447)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	14,008,733	1,430,696	295,185,617
Value of Shares Redeemed	—	(48,450,969)	(38,990,037)
Net Increase (Decrease) From Capital Stock Transactions	14,008,733	(47,020,273)	256,195,580
Net Increase (Decrease) in Net Assets	5,508,704	(282,591,717)	308,905,441
Net Assets:
Beginning of Year/Period	—	354,408,269	45,502,828
End of Year/Period	$5,508,704	$71,816,552	$354,408,269
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	16,755,000	4,475,000
Shares Sold	2,155,000	210,000	13,935,000
Shares Repurchased	—	(3,360,000)	(1,655,000)
Shares Outstanding, End of Year/Period	2,155,000	13,605,000	16,755,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Pure US Cannabis ETF		AdvisorShares Q ynamic Growth ETF
	Year ended June 30, 2022	For the period September 1, 2020* to June 30, 2021	Year ended June 30, 2022	For the period December 28, 2020* to June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(3,686,647)	$(2,315,252)	$(474,657)	$(115,613)
Net Realized Gain (Loss)	(722,687,915)	6,245,620	(4,864,676)	(585,027)
Net Change in Unrealized Appreciation (Depreciation)	(472,948,355)	(64,676,943)	(15,140,779)	4,890,511
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,199,322,917)	(60,746,575)	(20,480,112)	4,189,871
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(3,055,414)	—	—	—
Total Distributions	(3,055,414)	—	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	968,257,354	1,101,452,333	55,320,778	64,573,046
Value of Shares Redeemed	(201,882,496)	(90,011,263)	(63,304,550)	—
Net Increase (Decrease) From Capital Stock Transactions	766,374,858	1,011,441,070	(7,983,772)	64,573,046
Net Increase (Decrease) in Net Assets	(436,003,473)	950,694,495	(28,463,884)	68,762,917
Net Assets:
Beginning of Year/Period	950,694,495	—	68,762,917	—
End of Year/Period	$514,691,022	$950,694,495	$40,299,033	$68,762,917
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	23,640,000	—	2,445,000	—
Shares Sold	34,520,000	25,900,000	1,885,000	2,445,000
Shares Repurchased	(8,420,000)	(2,260,000)	(2,500,000)	—
Shares Outstanding, End of Year/Period	49,740,000	23,640,000	1,830,000	2,445,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Q Portfolio Blended Allocation ETF		AdvisorShares Ranger Equity Bear ETF(1)
	Year ended June 30, 2022	For the period December 28, 2020* to June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$8,042	$1,165	$(3,180,143)	$(4,083,134)
Net Realized Gain (Loss)	(530,487)	(378,559)	26,673,974	(65,099,412)
Net Change in Unrealized Appreciation (Depreciation)	(554,167)	183,310	11,102,644	1,581,889
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,076,612)	(194,084)	34,596,475	(67,600,657)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(16,342)	—	—	—
Total Distributions	(16,342)	—	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	2,689,075	10,699,062	131,971,269	44,585,473
Value of Shares Redeemed	(2,396,849)	(7,026,396)	(51,038,274)	(88,348,866)
Net Increase (Decrease) From Capital Stock Transactions	292,226	3,672,666	80,932,995	(43,763,393)
Net Increase (Decrease) in Net Assets	(800,728)	3,478,582	115,529,470	(111,364,050)
Net Assets:
Beginning of Year/Period	3,478,582	—	50,655,273	162,019,323
End of Year/Period	$2,677,854	$3,478,582	$166,184,743	$50,655,273
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	135,000	—	2,202,500	3,337,500
Shares Sold	100,000	430,000	4,975,000	1,300,000
Shares Repurchased	(105,000)	(295,000)	(1,960,000)	(2,435,000)
Shares Outstanding, End of Year/Period	130,000	135,000	5,217,500	2,202,500

*	Commencement of operations.
(1)	After the close of business on February 5, 2021, the Fund’s applicable class underwent a reverse stock split.The per share data presented here has been retroactively adjusted to reflect this split.See Note 1 of the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Restaurant ETF		AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2022	For the period April 20, 2021* to June 30, 2021	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$24,320	$(194)	$94,014	$(53,752)
Net Realized Gain (Loss)	(769,005)	(37,625)	520,125	3,452,454
Net Change in Unrealized Appreciation (Depreciation)	(517,861)	(30,937)	(5,826,783)	(732,181)
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,262,546)	(68,756)	(5,212,644)	2,666,521
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(6,358)	—	(166,381)	(36,638)
Total Distributions	(6,358)	—	(166,381)	(36,638)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	6,299,395	25,014,673	11,496,290
Value of Shares Redeemed	(2,088,536)	(242,353)	(411,757)	(8,684,765)
Net Increase (Decrease) From Capital Stock Transactions	(2,088,536)	6,057,042	24,602,916	2,811,525
Net Increase (Decrease) in Net Assets	(3,357,440)	5,988,286	19,223,891	5,441,408
Net Assets:
Beginning of Year/Period	5,988,286	—	18,323,144	12,881,736
End of Year/Period	$2,630,846	$5,988,286	$37,547,035	$18,323,144
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	245,000	—	460,000	400,000
Shares Sold	—	255,000	635,000	290,000
Shares Repurchased	(90,000)	(10,000)	(10,000)	(230,000)
Shares Outstanding, End of Year/Period	155,000	245,000	1,085,000	460,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Vice ETF
	Year ended June 30, 2022	Year ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$66,995	$72,734
Net Realized Gain (Loss)	(126,093)	1,636,316
Net Change in Unrealized Appreciation (Depreciation)	(3,846,483)	3,470,745
Net Increase (Decrease) In Net Assets Resulting From Operations	(3,905,581)	5,179,795
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(118,472)	(128,419)
Total Distributions	(118,472)	(128,419)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	1,682,551
Value of Shares Redeemed	(1,170,108)	(1,970,784)
Net Increase (Decrease) From Capital Stock Transactions	(1,170,108)	(288,233)
Net Increase (Decrease) in Net Assets	(5,194,161)	4,763,143
Net Assets:
Beginning of Year/Period	13,888,720	9,125,577
End of Year/Period	$8,694,559	$13,888,720
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	385,000	400,000
Shares Sold	—	50,000
Shares Repurchased	(40,000)	(65,000)
Shares Outstanding, End of Year/Period	345,000	385,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

		For the period February 2,
	Year ended June 30,	2021* to June 30,
AdvisorShares Alpha DNA Equity Sentiment ETF	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$27.58	$25.35
Investment Operations
Net Investment Loss(1)	(0.01)	(0.07)
Net Realized and Unrealized Gain (Loss)	(6.76)	2.30
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(6.77)	2.23
Net Asset Value, End of Year/Period	$20.81	$27.58
Market Value, End of Year/Period	$20.73	$27.58
Total Return
Total Investment Return Based on Net Asset Value(3)	(24.53)%	8.78%
Total Investment Return Based on Market(3)	(24.84)%	8.80%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$50,573	$69,907
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.98%	1.08%
Expenses, prior to expense waivers and reimbursements(4)	0.98%	1.08%
Net Investment Loss(4)	(0.06)%	(0.67)%
Portfolio Turnover Rate(5)	537%	244%

	Years Ended June 30,
AdvisorShares Dorsey Wright ADR ETF	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$66.54	$53.25	$49.75	$53.34	$46.56
Investment Operations
Net Investment Income (Loss)(1)	1.62	0.27	(0.03)	0.23	0.55
Net Realized and Unrealized Gain (Loss)	(18.48)	13.23	3.54	(3.51)	6.66
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(16.86)	13.50	3.51	(3.28)	7.21
Distributions from Net Investment Income	(1.20)	(0.21)	(0.01)	(0.31)	(0.43)
Total Distributions	(1.20)	(0.21)	(0.01)	(0.31)	(0.43)
Net Asset Value, End of Year/Period	$48.48	$66.54	$53.25	$49.75	$53.34
Market Value, End of Year/Period	$48.47	$66.49	$52.97	$49.69	$53.19
Total Return
Total Investment Return Based on Net Asset Value(3)	(25.51)%	25.39%	7.06%	(6.16)%	15.45%
Total Investment Return Based on Market(3)	(25.45)%	25.95%	6.62%	(6.00)%	15.01%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$41,938	$88,836	$75,879	$108,198	$246,701
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%	1.10%	1.02%	0.88%	1.02%
Expenses, prior to expense waivers and reimbursements(4)	1.00%	0.96%	0.97%	1.07%	0.95%
Net Investment Income (Loss)(4)	2.59%	0.44%	(0.06)%	0.47%	0.96%
Portfolio Turnover Rate(5)	79%	85%	48%	120%	71%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended		For the period December 26, 2019* to
	June 30,		June 30,
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	2022	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$27.86	$20.43	$25.09
Investment Operations
Net Investment Income (Loss)(1)	(0.01)	(0.11)	0.01
Net Realized and Unrealized Gain (Loss)	(6.73)	7.55	(4.67)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(6.74)	7.44	(4.66)
Distributions from Net Investment Income	—	(0.01)	—
Distributions from Realized Capital Gains	(0.39)	—	—
Total Distributions	(0.39)	(0.01)	—
Net Asset Value, End of Year/Period	$20.73	$27.86	$20.43
Market Value, End of Year/Period	$20.68	$27.90	$20.44
Total Return
Total Investment Return Based on Net Asset Value(3)	(24.56)%	36.36%	(18.57)%
Total Investment Return Based on Market(3)	(24.85)%	36.52%	(18.53)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$42,697	$79,394	$39,333
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.93%	0.96%	0.99%
Expenses, prior to expense waivers and reimbursements(4)	1.00%	0.91%	1.19%
Net Investment Income (Loss)(4)	(0.03)%	(0.42)%	0.09%
Portfolio Turnover Rate(5)	495%	372%	147%

	Years Ended		For the period December 26, 2019* to
	June 30,		June 30,
AdvisorShares Dorsey Wright FSM All Cap World ETF	2022	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$36.63	$28.07	$25.12
Investment Operations
Net Investment Income (Loss)(1)	0.01	(0.12)	(0.02)
Net Realized and Unrealized Gain (Loss)	(5.76)	8.74	2.97
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(5.75)	8.62	2.95
Distributions from Realized Capital Gains	(0.55)	(0.06)	—
Total Distributions	(0.55)	(0.06)	—
Net Asset Value, End of Year/Period	$30.33	$36.63	$28.07
Market Value, End of Year/Period	$30.34	$36.67	$28.07
Total Return
Total Investment Return Based on Net Asset Value(3)	(15.98)%	30.70%	11.76%
Total Investment Return Based on Market(3)	(16.06)%	30.85%	11.74%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$84,177	$155,673	$73,685
Ratio to Average Net Assets of:(6)
Expenses, net of expense waivers and reimbursements(4)	0.91%	0.88%	0.99%
Expenses, prior to expense waivers and reimbursements(4)	0.94%	0.86%	1.12%
Net Investment Income (Loss)(4)	0.02%	(0.34)%	(0.17)%
Portfolio Turnover Rate(5)	244%	209%	46%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(6)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Years Ended		For the period December 26, 2019* to
	June 30,		June 30,
AdvisorShares Dorsey Wright FSM US Core ETF	2022	2021	2020
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$37.09	$27.51	$25.14
Investment Operations
Net Investment Income (Loss)(1)	0.11	(0.07)	0.05
Net Realized and Unrealized Gain (Loss)	(4.90)	9.72	2.32
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(4.79)	9.65	2.37
Distributions from Net Investment Income	—	(0.03)	—
Distributions from Realized Capital Gains	(0.14)	(0.04)	—
Total Distributions	(0.14)	(0.07)	—
Net Asset Value, End of Year/Period	$32.16	$37.09	$27.51
Market Value, End of Year/Period	$32.08	$37.16	$27.46
Total Return
Total Investment Return Based on Net Asset Value(3)	(12.97)%	35.08%	9.43%
Total Investment Return Based on Market(3)	(13.36)%	35.59%	9.23%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$79,764	$93,649	$46,767
Ratio to Average Net Assets of:(4)
Expenses, net of expense waivers and reimbursements(5)	0.93%	0.92%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	0.95%	0.89%	1.15%
Net Investment Income (Loss)(5)	0.28%	(0.22)%	0.37%
Portfolio Turnover Rate(6)	50%	64%	53%

				For the period July 11, 2018* to
	Years Ended June 30,			June 30,
AdvisorShares Dorsey Wright Micro-Cap ETF	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$37.87	$21.12	$23.04	$24.71
Investment Operations
Net Investment Income (Loss)(1)	0.16	(0.04)	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss)	(7.77)	16.79	(1.89)	(1.65)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(7.61)	16.75	(1.90)	(1.67)
Distributions from Net Investment Income	(0.13)	—	(0.02)	—
Return of Capital	(0.03)	—	—	—
Total Distributions	(0.16)	—	(0.02)	—
Net Asset Value, End of Year/Period	$30.10	$37.87	$21.12	$23.04
Market Value, End of Year/Period	$29.84	$37.92	$20.80	$23.02
Total Return
Total Investment Return Based on Net Asset Value(3)	(20.17)%	79.33%	(8.26)%	(6.79)%
Total Investment Return Based on Market(3)	(20.99)%	82.31%	(9.58)%	(6.86)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$7,376	$8,899	$2,112	$2,304
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	1.25%	1.25%	1.17%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	1.95%	3.17%	4.98%	4.79%
Net Investment Income (Loss)(5)	0.45%	(0.12)%	(0.05)%	(0.11)%
Portfolio Turnover Rate(6)	104%	163%	119%	103%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
(5)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

							For the period July 11, 2018* to
	Years Ended June 30,						June 30,
AdvisorShares Dorsey Wright Short ETF	2022		2021		2020		2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$8.59		$19.33		$24.90		$25.00
Investment Operations
Net Investment Income (Loss)(1)	(0.21)		(0.46)		(0.65)		0.13
Net Realized and Unrealized Gain (Loss)	2.11		(10.28)		(4.89)		(0.19)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	1.90		(10.74)		(5.54)		(0.06)
Distributions from Net Investment Income	—		—		(0.03)		(0.04)
Total Distributions	—		—		(0.03)		(0.04)
Net Asset Value, End of Year/Period	$10.49		$8.59		$19.33		$24.90
Market Value, End of Year/Period	$10.45		$8.56		$19.36		$24.93
Total Return
Total Investment Return Based on Net Asset Value(3)	22.15%		(55.58)%		(22.26)%		(0.27)%
Total Investment Return Based on Market(3)	22.08%		(55.79)%		(22.24)%		(0.18)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$46,999		$25,164		$113,098		$24,281
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	2.71	%(5)	3.48	%(5)	3.56	%(5)	2.70	%(5)
Expenses, prior to expense waivers and reimbursements(4)	2.63	%(5)	3.55	%(5)	3.56	%(5)	3.26	%(5)
Net Investment Income (Loss)(4)	(2.35)%		(3.18)%		(2.58)%		0.53%
Portfolio Turnover Rate(6)	190%		243%		555%		357%

	Years Ended June 30,
AdvisorShares DoubleLine Value Equity ETF	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$95.53	$66.37	$68.21	$67.88	$66.23
Investment Operations
Net Investment Income(1)	1.10	0.95	0.82	0.62	0.53
Net Realized and Unrealized Gain (Loss)	(9.68)	29.23	(1.84)	0.45	1.59
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(8.58)	30.18	(1.02)	1.07	2.12
Distributions from Net Investment Income	(1.06)	(1.02)	(0.82)	(0.74)	(0.47)
Total Distributions	(1.06)	(1.02)	(0.82)	(0.74)	(0.47)
Net Asset Value, End of Year/Period	$85.89	$95.53	$66.37	$68.21	$67.88
Market Value, End of Year/Period	$85.78	$95.41	$66.28	$68.13	$67.88
Total Return
Total Investment Return Based on Net Asset Value(3)	(9.12)%	45.78%	(1.63)%	1.74%	3.15%
Total Investment Return Based on Market(3)	(9.12)%	45.79%	(1.65)%	1.63%	3.26%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$46,378	$48,243	$41,483	$61,386	$95,034
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.90%	0.90%	0.90%	0.90%	0.87%
Expenses, prior to expense waivers and reimbursements(4)	0.96%	1.05%	1.07%	1.17%	1.07%
Net Investment Income(4)	1.15%	1.18%	1.18%	0.93%	0.77%
Portfolio Turnover Rate(6)	32%	40%	93%	218%	171%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	The expense ratio includes interest and dividend expenses on short sales of 1.46%, 2.46%, 2.47% and 1.71% for the period ended June 30, 2022, June 30, 2021, June 30, 2020 and June 30, 2019, respectively.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

For the period April 27, 2022* to
June 30,
AdvisorShares Drone Technology ETF	2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Income(1)	0.07
Net Realized and Unrealized Loss	(3.03)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(2.96)
Net Asset Value, End of Year/Period	$22.04
Market Value, End of Year/Period	$22.03
Total Return
Total Investment Return Based on Net Asset Value(3)	(11.86)%
Total Investment Return Based on Market(3)	(11.88)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$551
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%
Expenses, prior to expense waivers and reimbursements(4)	47.15%
Net Investment Income(4)	1.75%
Portfolio Turnover Rate(5)	13%

	Years Ended June 30,
AdvisorShares Focused Equity ETF	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$46.65	$35.67	$34.42	$31.80	$28.59
Investment Operations
Net Investment Income(1)	0.17	0.10	0.14	0.16	0.13
Net Realized and Unrealized Gain (Loss)	(4.49)	11.00	1.26	3.21	3.17
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(4.32)	11.10	1.40	3.37	3.30
Distributions from Net Investment Income	(0.08)	(0.12)	(0.15)	(0.16)	(0.09)
Distributions from Realized Capital Gains	—	—	—	(0.59)	—
Total Distributions	(0.08)	(0.12)	(0.15)	(0.75)	(0.09)
Net Asset Value, End of Year/Period	$42.25	$46.65	$35.67	$34.42	$31.80
Market Value, End of Year/Period	$42.21	$46.68	$34.88	$34.31	$31.79
Total Return
Total Investment Return Based on Net Asset Value(3)	(9.28)%	31.15%	4.02%	11.09%	11.57%
Total Investment Return Based on Market(3)	(9.44)%	34.20%	2.06%	10.74%	11.51%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$28,098	$28,921	$19,616	$17,211	$14,311
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.65%	0.66%	0.77%	0.72%	0.68%
Expenses, prior to expense waivers and reimbursements(4)	1.09%	1.19%	1.43%	1.63%	1.39%
Net Investment Income(4)	0.36%	0.24%	0.41%	0.49%	0.42%
Portfolio Turnover Rate(5)	24%	25%	23%	19%	26%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

For the period July 2, 2021* to
June 30,
AdvisorShares Gerber Kawasaki ETF	2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.03
Investment Operations
Net Investment Income(1)	0.07
Net Realized and Unrealized Loss	(8.75)
Distributions of Net Realized Gains by other investment companies	0.00 (2)
Net Decrease in Net Assets Resulting from Investment Operations(3)	(8.68)
Distributions from Net Investment Income	(0.01)
Total Distributions	(0.01)
Net Asset Value, End of Year/Period	$16.34
Market Value, End of Year/Period	$16.35
Total Return
Total Investment Return Based on Net Asset Value(4)	(34.71)%
Total Investment Return Based on Market(4)	(34.65)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$15,846
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.75%
Expenses, prior to expense waivers and reimbursements(5)	1.37%
Net Investment Income(5)	0.31%
Portfolio Turnover Rate(6)	66%

	Year ended	For the period April 20, 2021* to
	June 30,	June 30,
AdvisorShares Hotel ETF	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.52	$24.32
Investment Operations
Net Investment Income (Loss)(1)	(0.02)	0.13
Net Realized and Unrealized Gain (Loss)	(4.75)	0.07
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	(4.77)	0.20
Distributions from Net Investment Income	(0.09)	—
Total Distributions	(0.09)	—
Net Asset Value, End of Year/Period	$19.66	$24.52
Market Value, End of Year/Period	$19.61	$24.56
Total Return
Total Investment Return Based on Net Asset Value(4)	(19.54)%	0.81%
Total Investment Return Based on Market(4)	(19.87)%	0.99%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$5,897	$7,724
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	1.33%	6.60%
Net Investment Income (Loss)(5)	(0.07)%	2.70%
Portfolio Turnover Rate(6)	74%	21%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Amount represents less than $0.005 or 0.005%.
(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

For the period February 9, 2022* to
June 30,
AdvisorShares Let Bob AI Powered Momentum ETF	2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Loss(1)	(0.04)
Net Realized and Unrealized Loss	(1.71)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(1.75)
Net Asset Value, End of Year/Period	$23.25
Market Value, End of Year/Period	$23.22
Total Return
Total Investment Return Based on Net Asset Value(3)	(6.99)%
Total Investment Return Based on Market(3)	(7.12)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$24,183
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%
Expenses, prior to expense waivers and reimbursements(4)	1.48%
Net Investment Loss(4)	(0.43)%
Portfolio Turnover Rate(6)	497%

For the period April 27, 2022* to
June 30,
AdvisorShares Managed Bitcoin Strategy ETF	2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.00
Investment Operations
Net Investment Loss(1)	(0.01)
Net Realized and Unrealized Loss	(10.23)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(10.24)
Net Asset Value, End of Year/Period	$14.76
Market Value, End of Year/Period	$14.73
Total Return
Total Investment Return Based on Net Asset Value(3)	(40.95)%
Total Investment Return Based on Market(3)	(41.08)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$517
Ratio to Average Net Assets of: (5)
Expenses, net of expense waivers and reimbursements(4)	1.49%
Expenses, prior to expense waivers and reimbursements(4)	59.15%
Net Investment Loss(4)	(0.37)%
Portfolio Turnover Rate(6)	42%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares Newfleet Multi-Sector Income ETF	Years Ended June 30,
	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.85	$48.14	$48.44	$47.86	$48.68
Investment Operations
Net Investment Income(1)	0.63	0.78	1.21	1.35	1.05
Net Realized and Unrealized Gain (Loss)	(3.17)	0.83	(0.22)	0.65	(0.62)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(2.54)	1.61	0.99	2.00	0.43
Distributions from Net Investment Income	(0.71)	(0.90)	(1.29)	(1.42)	(1.25)
Total Distributions	(0.71)	(0.90)	(1.29)	(1.42)	(1.25)
Net Asset Value, End of Year/Period	$45.60	$48.85	$48.14	$48.44	$47.86
Market Value, End of Year/Period	$45.61	$48.83	$48.17	$48.38	$47.79
Total Return
Total Investment Return Based on Net Asset Value(3)	(5.24)%	3.36%	2.10%	4.27%	0.87%
Total Investment Return Based on Market(3)	(5.19)%	3.27%	2.28%	4.29%	0.70%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$83,682	$96,959	$57,767	$75,080	$155,529
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(4)	0.76%	0.78%	0.82%	0.96%	0.84%
Net Investment Income(4)	1.32%	1.61%	2.51%	2.81%	2.17%
Portfolio Turnover Rate(5)	54%	95%	63%	40%	66%

AdvisorShares North Square McKee Core Reserves ETF(6)	Years Ended June 30,
	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$98.68	$98.46	$99.64	$99.21	$99.43
Investment Operations
Net Investment Income(1)	0.51	0.83	2.03	2.37	1.53
Net Realized and Unrealized Gain (Loss)	(1.19)	0.23	(1.19)	0.33	(0.16)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(0.68)	1.06	0.84	2.70	1.37
Distributions from Net Investment Income	(0.54)	(0.84)	(2.02)	(2.27)	(1.59)
Total Distributions	(0.54)	(0.84)	(2.02)	(2.27)	(1.59)
Net Asset Value, End of Year/Period	$97.46	$98.68	$98.46	$99.64	$99.21
Market Value, End of Year/Period	$97.38	$98.68	$98.35	$99.61	$99.19
Total Return
Total Investment Return Based on Net Asset Value(3)	(0.68)%	1.09%	0.83%	2.74%	1.38%
Total Investment Return Based on Market(3)	(0.76)%	1.21%	0.75%	2.74%	1.34%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$35,087	$42,432	$100,921	$72,240	$52,087
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses, prior to expense waivers and reimbursements(4)	0.65%	0.57%	0.53%	0.65%	0.65%
Net Investment Income(4)	0.52%	0.84%	2.05%	2.39%	1.53%
Portfolio Turnover Rate(5)	99%	103%	101%	91%	74%

(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(6)	Formerly known as AdvisorShares Sage Core Reserves ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

AdvisorShares North Square McKee ESG Core Bond ETF(1)	Years Ended June 30,
	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.96	$25.58	$25.71	$25.39	$25.88
Investment Operations
Net Investment Income(2)	0.50	0.43	0.81	1.04	0.90
Net Realized and Unrealized Gain (Loss)	(2.98)	0.36	(0.10)	0.38	(0.50)
Distributions of Net Realized Gains by other investment companies	—	0.08	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	(2.48)	0.87	0.71	1.42	0.40
Distributions from Net Investment Income	(0.49)	(0.49)	(0.84)	(1.10)	(0.89)
Total Distributions	(0.49)	(0.49)	(0.84)	(1.10)	(0.89)
Net Asset Value, End of Year/Period	$22.99	$25.96	$25.58	$25.71	$25.39
Market Value, End of Year/Period	$22.83	$25.96	$25.57	$25.70	$25.38
Total Return
Total Investment Return Based on Net Asset Value(4)	(9.67)%	3.44%	2.73%	5.82%	1.55%
Total Investment Return Based on Market(4)	(10.29)%	3.46%	2.75%	5.80%	1.47%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$3,333	$5,581	$8,312	$5,785	$18,405
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.68%	0.95%	0.95%	0.95%	0.95%
Expenses, prior to expense waivers and reimbursements(5)	3.33%	2.15%	1.50%	1.49%	1.22%
Net Investment Income(5)	1.97%	1.65%	3.14%	4.14%	3.47%
Portfolio Turnover Rate(6)	430%	256%	765%	150%	39%

For the period November 17, 2021* to June 30,
AdvisorShares Poseidon Dynamic Cannabis ETF	2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$10.00
Investment Operations
Net Investment Loss(2)	(0.03)
Net Realized and Unrealized Loss	(7.52)
Net Decrease in Net Assets Resulting from Investment Operations(3)	(7.55)
Net Asset Value, End of Year/Period	$2.45
Market Value, End of Year/Period	$2.45
Total Return
Total Investment Return Based on Net Asset Value(4)	(75.52)%
Total Investment Return Based on Market(4)	(75.50)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$4,357
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.99%
Expenses, prior to expense waivers and reimbursements(5)	2.57%
Net Investment Loss(5)	(0.90)%
Portfolio Turnover Rate(6)	159%

*	Commencement of operations.
(1)	Formerly known as AdvisorShares FolioBeyond Smart Core Bond ETF.
(2)	Based on average shares outstanding.
(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

For the period September 16, 2021* to June 30,
AdvisorShares Psychedelics ETF	2022
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$10.00
Investment Operations
Net Investment Loss(1)	(0.02)
Net Realized and Unrealized Loss	(7.42)
Net Decrease in Net Assets Resulting from Investment Operations(2)	(7.44)
Net Asset Value, End of Year/Period	$2.56
Market Value, End of Year/Period	$2.65
Total Return
Total Investment Return Based on Net Asset Value(3)	(74.44)%
Total Investment Return Based on Market(3)	(73.50)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$5,509
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%
Expenses, prior to expense waivers and reimbursements(4)	3.10%
Net Investment Loss(4)	(0.52)%
Portfolio Turnover Rate(5)	27%

				For the period April 17, 2019* to
	Years Ended June 30,			June 30,
AdvisorShares Pure Cannabis ETF	2022	2021	2020	2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$21.15	$10.17	$22.99	$25.00
Investment Operations
Net Investment Income(1)	0.01	0.04	0.70	0.06
Net Realized and Unrealized Gain (Loss)	(15.35)	11.05	(12.75)	(2.07)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(15.34)	11.09	(12.05)	(2.01)
Distributions from Net Investment Income	—	(0.11)	(0.70)	—
Distributions from Realized Capital Gains	(0.51)	—	(0.07)	—
Return of Capital	(0.02)	—	—	—
Total Distributions	(0.53)	(0.11)	(0.77)	—
Net Asset Value, End of Year/Period	$5.28	$21.15	$10.17	$22.99
Market Value, End of Year/Period	$5.28	$21.12	$10.18	$23.02
Total Return
Total Investment Return Based on Net Asset Value(3)	(73.99)%	109.96%	(52.76)%	(8.06)%
Total Investment Return Based on Market(3)	(73.93)%	109.35%	(52.70)%	(7.92)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$71,817	$354,408	$45,503	$59,762
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.65%	0.74%	0.74%	0.74%
Expenses, prior to expense waivers and reimbursements(4)	0.88%	0.69%	1.17%	1.10%
Net Investment Income(4)	0.11%	0.21%	5.67%	1.35%
Portfolio Turnover Rate(5)	28%	46%	59%	26%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Year ended June 30,	For the period September 1, 2020* to June 30,
AdvisorShares Pure US Cannabis ETF	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$40.22	$25.00
Investment Operations
Net Investment Loss(1)	(0.09)	(0.17)
Net Realized and Unrealized Gain (Loss)	(29.71)	15.39
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(29.80)	15.22
Distributions from Realized Capital Gains	(0.07)	—
Total Distributions	(0.07)	—
Net Asset Value, End of Year/Period	$10.35	$40.22
Market Value, End of Year/Period	$10.37	$40.08
Total Return
Total Investment Return Based on Net Asset Value(3)	(74.20)%	60.86%
Total Investment Return Based on Market(3)	(74.06)%	60.32%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$514,691	$950,694
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.72%	0.69%
Expenses, prior to expense waivers and reimbursements(4)	0.75%	0.69%
Net Investment Loss(4)	(0.40)%	(0.49)%
Portfolio Turnover Rate(5)	48%	68%

	Year ended June 30,	For the period December 28, 2020* to June 30,
AdvisorShares Q Dynamic Growth ETF	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$28.12	$25.00
Investment Operations
Net Investment Loss(1)	(0.15)	(0.09)
Net Realized and Unrealized Gain (Loss)	(5.95)	3.21
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(6.10)	3.12
Net Asset Value, End of Year/Period	$22.02	$28.12
Market Value, End of Year/Period	$22.01	$28.13
Total Return
Total Investment Return Based on Net Asset Value(3)	(21.70)%	12.50%
Total Investment Return Based on Market(3)	(21.76)%	12.52%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$40,299	$68,763
Ratio to Average Net Assets of:(6)
Expenses, net of expense waivers and reimbursements(4)	1.14%	1.43%
Expenses, prior to expense waivers and reimbursements(4)	1.13%	1.49%
Net Investment Loss(4)	(0.52)%	(0.65)%
Portfolio Turnover Rate(5)	106%	61%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(6)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Year ended June 30,	For the period December 28, 2020* to June 30,
AdvisorShares Q Portfolio Blended Allocation ETF	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.77	$25.00
Investment Operations
Net Investment Income(1)	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(5.15)	0.76
Distributions of Net Realized Gains by other investment companies	0.01	0.00 (2)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	(5.09)	0.77
Distributions from Net Investment Income	(0.08)	—
Total Distributions	(0.08)	—
Net Asset Value, End of Year/Period	$20.60	$25.77
Market Value, End of Year/Period	$20.60	$25.76
Total Return
Total Investment Return Based on Net Asset Value(4)	(19.83)%	3.07%
Total Investment Return Based on Market(4)	(19.81)%	3.04%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$2,678	$3,479
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(6)	2.91%	3.59%
Net Investment Income(6)	0.19%	0.04%
Portfolio Turnover Rate(7)	291%	248%

AdvisorShares Ranger Equity Bear ETF	Years Ended June 30,
	2022		2021(8)		2020(8)		2019(8)		2018(8)
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$23.00		$48.55		$63.84		$78.01		$85.65
Investment Operations
Net Investment Income (Loss)(1)	(0.97)		(1.59)		(0.64)		0.13		(1.34)
Net Realized and Unrealized Gain (Loss)	9.82		(23.96)		(14.55)		(14.30)		(6.30)
Distributions of Net Realized Gains by other investment companies	—		0.00	(2)	—		—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	8.85		(25.55)		(15.19)		(14.17)		(7.64)
Distributions from Net Investment Income	—		—		(0.10)		—		—
Total Distributions	—		—		(0.10)		—		—
Net Asset Value, End of Year/Period	$31.85		$23.00		$48.55		$63.84		$78.01
Market Value, End of Year/Period	$31.96		$23.00		$48.50		$63.90		$77.80
Total Return
Total Investment Return Based on Net Asset Value(4)	38.48%		(52.62)%		(23.79)%		(18.16)%		(8.92)%
Total Investment Return Based on Market(4)	38.96%		(52.58)%		(23.94)%		(17.87)%		(9.01)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$166,185		$50,655		$162,019		$135,814		$133,587
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	4.15	%(9)	4.90	%(9)	3.10	%(9)	2.94	%(9)	2.52	%(9)
Expenses, prior to expense waivers and reimbursements(6)	4.15	%(9)	4.90	%(9)	3.10	%(9)	2.94	%(9)	2.52	%(9)
Net Investment Income (Loss)(6)	(3.70)%		(4.49)%		(1.07)%		0.18%		(1.63)%
Portfolio Turnover Rate(7)	1,462%		669%		593%		338%		301%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Amount represents less than $0.005 or 0.005%.
(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(5)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.
(6)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(8)	After the close of business on February 5, 2021, the Fund’s applicable class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See Note 1 of the Notes to Financial Statements.
(9)	The expense ratio includes interest and dividend expenses on short sales of 2.47%, 3.14%, 1.42%, 1.22%, 0.84%, and 1.03% for the periods ended June 30, 2022, June 30, 2021, June 30, 2020, June 30, 2019, June 30, 2018, and June 30, 2017, respectively.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

	Year ended June 30,	For the period April 20, 2021* to June 30,
AdvisorShares Restaurant ETF	2022	2021
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.44	$24.69
Investment Operations
Net Investment Income(1)	0.13	0.00 (2)
Net Realized and Unrealized Loss	(7.56)	(0.25)
Net Decrease in Net Assets Resulting from Investment Operations(3)	(7.43)	(0.25)
Distributions from Net Investment Income	(0.04)	—
Total Distributions	(0.04)	—
Net Asset Value, End of Year/Period	$16.97	$24.44
Market Value, End of Year/Period	$16.93	$24.44
Total Return
Total Investment Return Based on Net Asset Value(4)	(30.46)%	(1.01)%
Total Investment Return Based on Market(4)	(30.62)%	(1.01)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$2,631	$5,988
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(5)	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(5)	2.11%	7.93%
Net Investment Income (Loss)(5)	0.57%	(0.03)%
Portfolio Turnover Rate(6)	86%	26%

	Years Ended June 30,
AdvisorShares STAR Global Buy-Write ETF	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$39.83	$32.20	$32.28	$30.99	$29.13
Investment Operations
Net Investment Income (Loss)(1)	0.13	(0.16)	0.09	0.13	0.11
Net Realized and Unrealized Gain (Loss)	(5.12)	7.89	(0.02)	1.29	1.75
Distributions of Net Realized Gains by other investment companies	—	0.00 (2)	—	—	0.00 (2)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	(4.99)	7.73	0.07	1.42	1.86
Distributions from Net Investment Income	—	(0.10)	(0.15)	(0.13)	—
Distributions from Realized Capital Gains	(0.23)	—	—	—	—
Total Distributions	(0.23)	(0.10)	(0.15)	(0.13)	—
Net Asset Value, End of Year/Period	$34.61	$39.83	$32.20	$32.28	$30.99
Market Value, End of Year/Period	$34.62	$39.83	$32.25	$32.19	$31.01
Total Return
Total Investment Return Based on Net Asset Value(4)	(12.64)%	24.04%	0.20%	4.62%	6.41%
Total Investment Return Based on Market(4)	(12.60)%	23.86%	0.63%	4.27%	6.45%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$37,547	$18,323	$12,882	$14,527	$17,047
Ratio to Average Net Assets of:(7)
Expenses, net of expense waivers and reimbursements(5)	1.85%	1.85%	1.85%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements(5)	1.82%	2.48%	2.20%	2.34%	2.18%
Net Investment Income (Loss)(5)	0.33%	(0.43)%	0.26%	0.43%	0.38%
Portfolio Turnover Rate(6)	41%	55%	47%	49%	12%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Amount represents less than $0.005 or 0.005%.
(3)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(4)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(5)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(7)	The Fund invests in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST

Financial Highlights

					For the period December 12, 2017* to
	Years Ended June 30,				June 30,
AdvisorShares Vice ETF	2022	2021	2020	2019	2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$36.07	$22.81	$25.11	$25.60	$25.00
Investment Operations
Net Investment Income(1)	0.18	0.19	0.42	0.45	0.23
Net Realized and Unrealized Gain (Loss)	(10.73)	13.44	(2.10)	(0.57)	0.41
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(2)	(10.55)	13.63	(1.68)	(0.12)	0.64
Distributions from Net Investment Income	(0.14)	(0.37)	(0.62)	(0.37)	(0.04)
Distributions from Realized Capital Gains	(0.18)	—	—	—	—
Total Distributions	(0.32)	(0.37)	(0.62)	(0.37)	(0.04)
Net Asset Value, End of Year/Period	$25.20	$36.07	$22.81	$25.11	$25.60
Market Value, End of Year/Period	$25.13	$36.06	$22.80	$25.12	$25.68
Total Return
Total Investment Return Based on Net Asset Value(3)	(29.45)%	59.98%	(6.91)%	(0.22)%	2.58%
Total Investment Return Based on Market(3)	(29.62)%	60.05%	(6.99)%	(0.50)%	2.89%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$8,695	$13,889	$9,126	$13,183	$12,800
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(4)	0.99%	0.99%	0.90%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(4)	1.64%	1.71%	1.59%	1.43%	2.18%
Net Investment Income(4)	0.59%	0.63%	1.77%	1.79%	1.64%
Portfolio Turnover Rate(5)	83%	125%	41%	76%	25%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(3)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.
(4)	Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.
(5)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2022

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). As of June 30, 2022, the Trust is comprised of 27 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Alpha DNA Equity Sentiment ETF	SENT	February 2, 2021
AdvisorShares Dorsey Wright ADR ETF	AADR	July 21, 2010
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	DWEQ	December 26, 2019
AdvisorShares Dorsey Wright FSM All Cap World ETF	DWAW	December 26, 2019
AdvisorShares Dorsey Wright FSM US Core ETF	DWUS	December 26, 2019
AdvisorShares Dorsey Wright Micro Cap ETF	DWMC	July 11, 2018
AdvisorShares Dorsey Wright Short ETF	DWSH	July 11, 2018
AdvisorShares DoubleLine Value Equity ETF	DBLV	October 4, 2011
AdvisorShares Drone Technology ETF	UAV	April 27, 2022
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares Gerber Kawasaki ETF	GK	July 2, 2021
AdvisorShares Hotel ETF	BEDZ	April 20, 2021
AdvisorShares Let Bob AI Powered Momentum ETF	LETB	February 9, 2022
AdvisorShares Managed Bitcoin Strategy ETF	CRYP	April 27, 2022
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares North Square McKee Core Reserves ETF*	HOLD	January 14, 2014
AdvisorShares North Square McKee ESG Core Bond ETF**	MENV	June 21, 2011
AdvisorShares Poseidon Dynamic Cannabis ETF	PSDN	November 17, 2021
AdvisorShares Psychedelics ETF	PSIL	September 16, 2021
AdvisorShares Pure Cannabis ETF	YOLO	April 17, 2019
AdvisorShares Pure US Cannabis ETF	MSOS	September 1, 2020
AdvisorShares Q Dynamic Growth ETF	QPX	December 28, 2020
AdvisorShares Q Portfolio Blended Allocation ETF	QPT	December 28, 2020
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Restaurant ETF	EATZ	April 20, 2021
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Vice ETF	VICE	December 12, 2017

*	Effective November 1, 2021, AdvisorShares Sage Core Reserves ETF changed its name to AdvisorShares North Square McKee Core Reserve ETF.
**	Effective November 1, 2021, AdvisorShares FolioBeyond Smart Core Bond ETF changed its name and ticker to AdvisorShares North Square McKee ESG Core Bond ETF (MENV).

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

1. Organization – (continued)

AdvisorShares Alpha DNA Equity Sentiment ETF (“Alpha DNA Equity Sentiment ETF”) seeks to provide long-term capital appreciation.

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks long-term capital appreciation above international benchmarks such as the MSCI EAFE Index.

AdvisorShares Dorsey Wright Alpha Equal Weight ETF (“Dorsey Wright Alpha Equal Weight ETF”) seeks to provide long-term capital appreciation.

AdvisorShares Dorsey Wright FSM All Cap World ETF (“Dorsey Wright FSM All Cap World ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright FSM US Core ETF (“Dorsey Wright FSM US Core ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright Micro-Cap ETF (“Dorsey Wright Micro-Cap ETF”) seeks long term capital appreciation.

AdvisorShares Dorsey Wright Short ETF (“Dorsey Wright Short ETF”) seeks capital appreciation through short selling securities.

AdvisorShares DoubleLine Value Equity ETF (“DoubleLine Value Equity ETF”) seeks to generate long-term capital appreciation.

AdvisorShares Drone Technology ETF (“Drone Technology ETF”) seeks long-term capital appreciation.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation.

AdvisorShares Gerber Kawasaki ETF (“Gerber Kawasaki ETF”) seeks long-term capital appreciation.

AdvisorShares Hotel ETF (“Hotel ETF”) seeks to provide long-term capital appreciation.

AdvisorShares Let Bob AI Powered Momentum ETF (“Let Bob AI Powered Momentum ETF”) seeks long-term capital appreciation.

AdvisorShares Managed Bitcoin Strategy ETF (“Managed Bitcoin Strategy ETF”) seeks long-term capital appreciation.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates.

AdvisorShares North Square McKee Core Reserves ETF (“North Square McKee Core Reserves ETF”) seeks to preserve capital while maximizing income.

AdvisorShares North Square McKee ESG Core Bond ETF (“North Square McKee ESG Core Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

AdvisorShares Poseidon Dynamic Cannabis ETF (“Poseidon Dynamic Cannabis ETF”) seeks long-term capital appreciation.

AdvisorShares Psychedelics ETF (“Psychedelics ETF”) seeks long-term capital appreciation.

AdvisorShares Pure Cannabis ETF (“Pure Cannabis ETF”) seeks long-term capital appreciation.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

1. Organization – (continued)

AdvisorShares Pure US Cannabis ETF (“Pure US Cannabis ETF”) seeks long-term capital appreciation.

AdvisorShares Q Dynamic Growth ETF (“Q Dynamic Growth ETF”) seeks to achieve long-term growth.

AdvisorShares Q Portfolio Blended Allocation ETF (“Q Portfolio Blended Allocation ETF”) seeks to maximize total return over the long-term.

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities.

AdvisorShares Restaurant ETF (“Restaurant ETF”) seeks to provide long-term capital appreciation.

AdvisorShares STAR Global Buy-Write ETF (”STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles.

AdvisorShares Vice ETF (“Vice ETF”) seeks long-term capital appreciation.

Some of the Funds are considered “funds of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs, ETNs, and ETPs), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

Each Fund, except the AdvisorShares Drone Technology ETF, AdvisorShares Gerber Kawasaki ETF, AdvisorShares Hotel ETF, AdvisorShares Managed Bitcoin Strategy, AdvisorShares Poseidon Dynamic Cannabis ETF, AdvisorShares Psychedelics ETF, AdvisorShares Pure Cannabis ETF, AdvisorShares Pure US Cannabis ETF and AdvisorShares Restaurant ETF, is a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”).

For the year ended June 30, 2022, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Funds	Security Name	Market Value as of June 30, 2022	% of Fund Net Assets as of June 30, 2022	Reference location
Dorsey Wright FSM All Cap World ETF	Invesco S&P 500 Low Volatility ETF	$42,757,866	50.8%	https://www.invesco.com
	Invesco S&P 500 Pure Value ETF	40,707,040	48.3	https://www.invesco.com

Dorsey Wright FSM US Core ETF	Invesco S&P 500 Equal Weight ETF	38,747,772	48.6	https://www.invesco.com
	Invesco S&P 500 Low Volatility ETF	40,743,300	51.1	https://www.invesco.com

Managed Bitcoin Strategy ETF	ProShares Bitcoin Strategy ETF	454,555	88.0	https://www.proshares.com

Pure Cannabis	AdvisorShares Pure US Cannabis	24,719,940	34.4	Contained within this report.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

1. Organization – (continued)

Funds	Security Name	Market Value as of June 30, 2022	% of Fund Net Assets as of June 30, 2022	Reference location
Q Dynamic Growth ETF	Invesco QQQ Trust Series 1	$15,556,661	38.6%	https://www.invesco.com
	Technology Select Sector SPDR Fund	12,051,357	29.9	https://www.ssga.com

Q Portfolio Blended Allocation ETF	iShares 20+ Year Treasury Bond ETF	824,077	30.8	https://www.ishares.com

STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	15,526,855	41.4	https://us.spdrs.com

Reverse Split

After the close of the markets on February 5, 2021 (the Record Date), the AdvisorShares Ranger Equity Bear ETF effected a reverse split of its issued and outstanding shares, with a 1 for 10 ratio, with approval by the Board. Shares of the Fund began trading on the NYSE Arca on a split-adjusted basis on February 8, 2021.

The effect of the reverse split was reducing the number of Shares outstanding and resulted in a proportionate increase in the NAV per Share of the Fund. Therefore, the reverse split did not change the aggregate value of a shareholder’s investment or the total market value of the shares outstanding.

The reverse split was applied retroactively for all periods presented in the financial statements.

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an Over-the-Counter (“OTC”) market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

2. Summary of Significant Accounting Policies – (continued)

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”), in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market’. Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

2. Summary of Significant Accounting Policies – (continued)

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2022, the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

2. Summary of Significant Accounting Policies – (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid to Ranger Equity Bear ETF for the year ended June 30, 2022 was $1,136,642, which is included as Interest on Securities Sold, Not Yet Purchased in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Term Loans

Certain Funds invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

ADVISORSHARES TRUST

Notes to Financial Statements (Continued)

June 30, 2022

2. Summary of Significant Accounting Policies – (continued)

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted as cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into money market instruments and overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The money market instruments and repurchase agreements income related to the Program earned by the Funds is disclosed on the Statements of Operations.

The value of loaned securities and related collateral outstanding at June 30, 2022 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Asset and Liabilities.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

2. Summary of Significant Accounting Policies – (continued)

	Gross Amounts of		Gross Amounts Offset in the Statements	Net Amounts Presented in the Statements	Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description	Recognized Assets and (Liabilities)		of Assets and (Liabilities)	of Assets and (Liabilities)	Financial Instruments		Collateral Pledged/ Received	Net Amount
Alpha DNA Equity Sentiment ETF
Securities Lending	$(199,490)		$—	$(199,490)	$199,490	(1)	$—	$—
Repurchase Agreements	199,490		—	199,490	199,490	(2)	—	—
Dorsey Wright ADR ETF
Securities Lending	(9,361,577)		—	(9,361,577)	9,361,577	(1)	—	—
Repurchase Agreements	9,361,577		—	9,361,577	9,361,577	(2)	—	—
Dorsey Wright FSM US Core ETF
Securities Lending	(30,258,888)		—	(30,258,888)	30,258,888	(1)	—	—
Repurchase Agreements	30,258,888		—	30,258,888	30,258,888	(2)	—	—
Dorsey Wright Micro-Cap ETF
Securities Lending	(287,973)		—	(287,973)	287,973	(1)	—	—
Repurchase Agreements	287,973		—	287,973	287,973	(2)	—	—
Drone Technology ETF
Securities Lending	(84,530)		—	(84,530)	84,530	(1)	—	—
Repurchase Agreements	84,530		—	84,530	84,530	(2)	—	—
Gerber Kawasaki ETF							—	—
Securities Lending	(1,370,745)		—	(1,370,745)	1,370,745	(1)	—	—
Repurchase Agreements	1,370,745		—	1,370,745	1,370,745	(2)
Hotel ETF
Securities Lending	(185,289)		—	(185,289)	185,289	(1)	—	—
Repurchase Agreements	185,289		—	185,289	185,289	(2)	—	—
Newfleet Multi-Sector Income ETF
Securities Lending	(239,245)		—	(239,245)	239,245	(1)	—	—
Repurchase Agreements	239,245		—	239,245	239,245	(2)	—	—
Poseidon Dynamics ETF
Securities Lending	(50,852	)(3)	—	(50,852)	50,852	(1)	—	—
Repurchase Agreements	50,852		—	50,852	50,852	(2)	—	—
Swaps	(11,562)		—	(11,562)	—		—	(11,562)
Psychedelics ETF
Securities Lending	(954,429)		—	(954,429)	954,429	(1)	—	—
Repurchase Agreements	954,429		—	954,429	954,429	(2)	—	—
Swaps	(493,154)		—	(493,154)	—		—	(493,154)
Pure Cannabis ETF
Securities Lending	(8,759,929)		—	(8,759,929)	8,759,929	(1)	—	—
Repurchase Agreements	8,759,929		—	8,759,929	8,759,929	(2)	—	—
Swaps	(21,822,874)		—	(21,822,874)	—		—	(21,822,874)
Pure US Cannabis ETF
Securities Lending	(1,088,492)		—	(1,088,492)	1,088,492	(1)	—	—
Repurchase Agreements	1,088,492		—	1,088,492	1,088,492	(2)	—	—
Swaps	(387,302,603)		—	(387,302,603)	—		—	(387,302,603)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

2. Summary of Significant Accounting Policies – (continued)

	Gross Amounts of	Gross Amounts Offset in the Statements	Net Amounts Presented in the Statements	Gross Amounts not offset in the Statements of Assets and Liabilities
Fund and Description	Recognized Assets and (Liabilities)	of Assets and (Liabilities)	of Assets and (Liabilities)	Financial Instruments		Collateral Pledged/ Received	Net Amount
AdvisorShares Q Portfolio Blended Allocation ETF
Securities Lending	$(1,144,635)	$—	$(1,144,635)	$1,144,635	(1)	$—	$—
Repurchase Agreements	1,144,635	—	1,144,635	1,144,635	(2)	—	—
AdvisorShares Restaurant ETF
Securities Lending	(299,883)	—	(299,883)	299,883	(1)	—	—
Repurchase Agreements	299,883	—	299,883	299,883	(2)	—	—
STAR Global Buy-Write ETF
Securities Lending	(1,355,267)	—	(1,355,267)	1,355,267	(1)	—	—
Repurchase Agreements	1,355,267	—	1,355,267	1,355,267	(2)	—	—

(1)	Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements and shares of Money Market instruments.
(2)	Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation. Amounts may also include Money Market instruments.
(3)	Includes $12,000 of uninvested cash collateral.

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Recent Accounting Pronouncement

Accounting Standards Update 2020-04 Reference Rate Reform

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the “Advisor”) pursuant to which the Advisor acts as the Fund’s investment advisor. Pursuant to the agreement, the Advisor has overall responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisors, if applicable. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Alpha DNA Equity Sentiment ETF	0.76%
Dorsey Wright ADR ETF	0.75%
Dorsey Wright Alpha Equal Weight ETF	0.75%
Dorsey Wright FSM All Cap World ETF	0.75%
Dorsey Wright FSM US Core ETF	0.75%
Dorsey Wright Micro-CAP ETF	0.75%
Dorsey Wright Short ETF	0.75%
DoubleLine Value Equity ETF	0.70%
Drone Technology ETF	0.64%
Focused Equity ETF	0.75	%*
Gerber Kawasaki ETF	0.75%
Hotel ETF	0.60%
Let Bob AI Powered Momentum ETF	0.70%
Managed Bitcoin Strategy ETF	0.90%
Newfleet Multi-Sector Income ETF	0.50%
North Square McKee Core Reserves ETF	0.30	%**
North Square McKee ESG Core Bond ETF	0.24	%***
Poseidon Dynamic Cannabis ETF	0.80%
Psychedelics ETF	0.60%
Pure Cannabis ETF	0.60	%****
Pure US Canabis ETF	0.60%
Q Dynamic Growth ETF	1.00	%*
Q Portfolio Blended Allocation ETF	0.74	%*
Ranger Equity Bear ETF	1.50%
Restaurant ETF	0.60%
STAR Global Buy-Write ETF	1.35%
Vice ETF	0.60%

*	The Advisor’s advisory fee has two components – the base fee (disclosed in the table above) and the performance fee adjustment. The base fee is the pre-determined rate at which the Advisor is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Advisor may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Advisor may receive a downward fee adjustment. The Advisor’s annual base fee based on the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, which is set forth in the table below. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

3. Investment Advisory Agreement and Other Agreements – (continued)

or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Advisor’s annual advisory fee may range as follows, based on the Fund’s average daily net assets:

Fund	Performance Benchmark	Annual Advisory Fee Range
Focused Equity ETF	S&P 500 Index	0.65% to 0.85%
Q Dynamic Growth ETF	S&P 500 Index	0.90% to 1.10%
Q Portfolio Blended Allocation ETF	Blended 60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index	0.64% to 0.84%

**	Effective November 1, 2021, AdvisorShares Sage Core Reserves ETF changed its name to AdvisorShares North Square McKee Core Reserves ETF and the Fund’s investment advisory fee of 0.30% did not change.
***	Effective November 1, 2021, AdvisorShares FolioBeyond Smart Core Bond ETF changed its name to AdvisorShares North Square McKee ESG Core Bond ETF and the Fund’s investment advisory fee changed from 0.50% to 0.24%.
****	Prior to November 24, 2021, the advisory fee was 0.60%. Effective November 24, 2021, the advisory fee is 0.60% less the acquired fund fees and expenses related to any investment in AdvisorShares Pure US Cannabis ETF.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. The Advisor supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor is entitled to a fee, which is paid by the Advisor and is not an additional expense of the applicable Fund, and is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

	Sub-Advisor	Sub-Advisory Fee Rate
AdvisorShares Alpha DNA Equity Sentiment ETF	Alpha DNA Investment Management LLC	0.45%
AdvisorShares Dorsey Wright ADR ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Micro Cap ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Short ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares DoubleLine Value ETF	DoubleLine Equity LP	0.35%
AdvisorShares Gerber Kawasaki ETF	Gerber Kawasaki, Inc.	0.50%
AdvisorShares Managed Bitcoin ETF	Morgan Creek Capital Management, LLC	0.45%
AdvisorShares Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC	0.25%
AdvisorShares North Square McKee Core Reserves ETF	CMS Advisors, LLC	0.12%**
AdvisorShares North Square McKee ESG Core Bond ETF	CMS Advisors, LLC	0.12%
AdvisorShares Poseidon Dynamic Cannabis ETF	Poseidon Investment Management, LLC	0.50%
AdvisorShares Q Dynamic Growth ETF	ThinkBetter, LLC	0.65%*
AdvisorShares Q Portfolio Blended Allocation ETF	ThinkBetter, LLC	0.50%*
AdvisorShares Ranger Equity Bear ETF	Ranger Alternative Management, L.P.	1.00%
AdvisorShares STAR Global Buy-Write ETF	CreativeOne Wealth, LLC	0.85%

*	The sub-advisory fee has two components – the base fee (disclosed in the table above) and the performance fee adjustment. The base fee is the pre-determined rate at which the sub-adviser is paid when net performance is in line with a pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If a Fund outperforms the performance benchmark, the sub-adviser may receive an upward fee adjustment. If a Fund underperforms the performance benchmark, the sub-adviser may receive a downward fee adjustment. The performance fee adjustment is derived

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

3. Investment Advisory Agreement and Other Agreements – (continued)

by comparing a Fund’s performance over a rolling twelve-month period to its performance benchmark, which is the S&P 500 Index for AdvisorShares Q Dynamic Growth ETF and Blended 60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index for AdvisorShares Q Portfolio Blended Allocation ETF. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the sub-adviser’s annual sub-advisory fee may range from 0.90% to 1.10% of AdvisorShares Q Portfolio Blended Allocation ETF’s average daily net assets and 0.64% to 0.84% of AdvisorShares Q Dynamic Growth ETF’s average daily net assets.

**	Effective November 1, 2021, the Fund’s sub-advisory fee was changed from 0.15% to 0.12% of the Fund’s daily net assets. The fees reflected prior to November 1, 2021 represent the sub-advisory fees paid to Sage Advisory Services, Ltd. Co., the Fund’s former investment sub-advisor.

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding a specified percentage of each Fund’s average daily net assets for at least one year from the date of the Fund’s currently effective prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If at any point it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Board may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if the current expense limitation is lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed. The expense limits in effect for each Fund during the year ended June 30, 2022 were as follows:

Fund:	Rate:
Alpha DNA Equity Sentiment ETF	1.35%
Dorsey Wright ADR ETF	1.10%(a)
Dorsey Wright Alpha Equal Weight ETF	0.99%
Dorsey Wright FSM All Cap World ETF	0.99%
Dorsey Wright FSM US Core ETF	0.99%
Dorsey Wright Micro-Cap ETF	1.25%(b)
Dorsey Wright Short ETF	1.25%(b)
DoubleLine Value Equity ETF	0.90%
Drone Technology ETF	0.99%
Focused Equity ETF	0.65%-0.85%(c)
Gerber Kawasaki ETF	0.75%
Hotel ETF	0.99%
Let Bob AI Powered Momentum ETF	0.99%
Managed Bitcoin Strategy ETF	1.49%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

3. Investment Advisory Agreement and Other Agreements – (continued)

Fund:	Rate:
Newfleet Multi-Sector Income ETF	0.75%
North Square McKee Core Reserves ETF	0.35%
North Square McKee ESG Core Bond ETF	0.47%(d)
Poseidon Dynamic Cannabis ETF	0.99%
Psychedelics ETF	0.99%
Pure Cannabis ETF	0.74%
Pure US Cannabis ETF	0.74%
Q Dynamic Growth ETF	1.45%
Q Portfolio Blended Allocation ETF	0.99%
Ranger Equity Bear ETF	1.85%
Restaurant ETF	0.99%
STAR Global Buy-Write ETF	1.85%
Vice ETF	0.99%(e)

(a)	Prior to November 1, 2019, the expense limit was 0.88%.
(b)	Prior to November 1, 2019, the expense limit was 0.99%.
(c)	The expense limit is equal to the annual rate of the Advisor’s contractual advisory fee, which can range from 0.65% to 0.85%.
(d)	Prior to November 1, 2021, the expense limit was 0.95%
(e)	Prior to November 1, 2019, the expense limit was 0.75%.

The Advisor may recapture operating expenses waived and/or reimbursed within three years after the date on which such waiver or reimbursement occurred. The Funds must pay their ordinary operating expenses before the Advisor is permitted to recapture and must remain in compliance with any applicable expense limitation. All or a portion of the following Advisor waived and/or reimbursed expenses may be recaptured during the fiscal years indicated:

Fund	Expenses Reimbursed	Recoupment Balance	Recoupment Expiration
Dorsey Wright ADR ETF	$12,898	$12,898	6/30/2025
Total	12,898	12,898

Dorsey Wright Alpha Equal Weight ETF	43,933	43,933	6/30/2025
Total	43,933	43,933

Dorsey Wright FSM All Cap World ETF	32,530	32,530	6/30/2025
Total	32,530	32,530

Dorsey Wright FSM US Core ETF	24,662	24,662	6/30/2025
Total	24,662	24,662

Dorsey Wright Micro Cap ETF	77,363	77,363	6/30/2023
	82,864	82,864	6/30/2024
	63,589	63,589	6/30/2025
Total	223,816	223,816

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

3. Investment Advisory Agreement and Other Agreements – (continued)

Fund	Expenses Reimbursed	Recoupment Balance	Recoupment Expiration
Dorsey Wright Short ETF	$42,681	$18,585	6/30/2024
Total	42,681	18,585

DoubleLine Value Equity ETF	91,372	91,372	6/30/2023
	67,609	67,609	6/30/2024
	31,171	31,171	6/30/2025
Total	190,152	190,152

Drone Technology ETF	48,634	48,634	6/30/2025
Total	48,634	48,634

Focused Equity ETF	125,699	125,699	6/30/2023
	125,958	125,958	6/30/2024
	134,742	134,742	6/30/2025
Total	386,399	386,399

Gerber Kawasaki ETF	110,127	110,127	6/30/2025
Total	110,127	110,127

Hotel ETF	47,304	47,304	6/30/2024
	28,064	28,064	6/30/2025
Total	75,368	75,368

Let Bob AI Powered Momentum ETF	42,558	42,558	6/30/2025
Total	42,558	42,558

Managed Bitcoin Strategy ETF	126,899	126,899	6/30/2025
Total	126,899	126,899

Newfleet Multi-Sector Income ETF	50,459	50,459	6/30/2023
	21,007	21,007	6/30/2024
	13,998	13,998	6/30/2025
Total	85,464	85,464

North Square McKee Core Reserves ETF	165,567	165,567	6/30/2023
	158,115	158,115	6/30/2024
	115,396	115,396	6/30/2025
Total	439,078	439,078

North Square McKee ESG Core Bond ETF	39,057	39,057	6/30/2023
	79,609	79,609	6/30/2024
	107,727	107,727	6/30/2025
Total	226,393	226,393

Poseidon Dynamic Cannabis ETF	65,585	65,585	6/30/2025
Total	65,585	65,585

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

3. Investment Advisory Agreement and Other Agreements – (continued)

Fund	Expenses Reimbursed	Recoupment Balance	Recoupment Expiration
Psychedelics ETF	$94,175	$94,175	6/30/2025
Total	94,175	94,175

Pure Cannabis ETF	114,084	114,084	6/30/2023
	318,586	283,232	6/30/2025
Total	432,670	397,316

Pure US Cannabis ETF	16,091	—	6/30/2024
	301,514	291,422	6/30/2025
Total	317,605	291,422

Q Dynamic Growth ETF	3,158	3,158	6/30/2025
Total	3,158	3,158

Q Portfolio Blended Allocation ETF	71,767	71,767	6/30/2024
	83,186	83,186	6/30/2025
Total	154,953	154,953

Restaurant ETF	47,820	47,820	6/30/2024
	47,970	47,970	6/30/2025
Total	95,790	95,790

STAR Global Buy-Write ETF	49,370	36,534	6/30/2023
	78,833	78,833	6/30/2024
	3,755	3,755	6/30/2025
Total	131,958	119,122

Vice ETF	79,289	79,289	6/30/2023
	83,764	83,764	6/30/2024
	73,954	73,954	6/30/2025
Total	237,007	237,007

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution Arrangement

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

●	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be ”significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For more detailed categories, see the accompanying Schedules of Investments.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

6. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish enhanced disclosure requirements. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2022, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk
Alpha DNA Equity Sentiment ETF	Purchased Options, At Value	$2,204,356
Pure U.S. Cannabis ETF	Unrealized Appreciation on Swaps Contracts	30,906

Fund:	Liability Derivatives:	Equity Risk
Poseidon Dynamic Cannabis ETF	Unrealized Depreciation on Swaps Contracts	$(11,562)
Psychedelics ETF	Unrealized Depreciation on Swaps Contracts	(493,154)
Pure Cannabis ETF	Unrealized Depreciation on Swaps Contracts	(21,822,874)
Pure US Cannabis ETF	Unrealized Depreciation on Swaps Contracts	(387,333,508)
STAR Global Buy-Write ETF	Options Written, At Value	(15,925)

Transactions in derivative instruments during the year ended June 30, 2022, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Credit Risk
Alpha DNA Equity Sentiment ETF	Purchased Options	$1,566,321	$—
North Square McKee Core Reserves ETF	Futures	—	1,062
Poseidon Dynamic Cannabis ETF	Swaps	(8,171,959)	—
Psychedelics ETF	Swaps	(120,573)	—
Pure Cannabis ETF	Swaps	(25,924,285)	—
Pure US Cannabis ETF	Swaps	(637,418,579)	—
STAR Global Buy-Write ETF	Options Written	304,360	—
STAR Global Buy-Write ETF	Purchased Options	(101,470)	—

Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Credit Risk
Alpha DNA Equity Sentiment ETF	Purchased Options	$806,618	$—
Poseidon Dynamic Cannabis ETF	Swaps	(11,562)	—
Psychedelics ETF	Swaps	(493,154)	—
Pure Cannabis ETF	Swaps	(24,246,526)	—
Pure US Cannabis ETF	Swaps	(326,779,605)	—
STAR Global Buy-Write ETF	Options Written	30,787	—
STAR Global Buy-Write ETF	Purchased Options	46,220

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

6. Derivative Instruments – (continued)

For the year ended June 30, 2022, the average volume of the derivatives opened by the Funds was as follows:

	Alpha DNA Equity Sentiment ETF	Poseidon Dynamic Cannabis ETF	Psychedelics ETF	Pure Cannabis ETF	Pure US Cannabis ETF	STAR Global Buy- Write ETF
Long Swaps Contracts	$—	$25,103	$49,822	$1,084,736	$1,283,747	$—
Purchased Options Contracts	471,935	—	—	—	—	45,390
Written Options Contracts	—	—	—	—	—	21,099

7. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2019 − 2021), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2022, the approximate cost of investments, excluding short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Alpha DNA Equity Sentiment ETF	$57,410,758	$490,899	$(7,092,220)	$6,601,321	$—
Dorsey Wright ADR ETF	52,611,361	3,330,740	(4,815,174)	(1,484,434)	—
Dorsey Wright Alpha Equal Weight ETF	44,480,349	548,951	(2,311,871)	(1,762,920)	—
Dorsey Wright FSM All Cap World ETF	90,962,947	—	(6,682,230)	(6,682,230)	—
Dorsey Wright FSM US Core ETF	117,162,039	—	(7,057,360)	(7,057,360)	—
Dorsey Wright Micro-Cap ETF	8,003,388	664,238	(982,648)	(318,410)	—
Dorsey Wright Short ETF	47,718,258	531,541	(656,521)	(124,980)	11,374,038
DoubleLine Value Equity ETF	45,634,377	5,914,250	(5,172,202)	742,048	—
Drone Technology ETF	662,346	4,387	(82,159)	(77,772)	—
Focused Equity ETF	26,328,257	4,542,585	(2,749,995)	1,792,590	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

7. Federal Income Tax – (continued)

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Gerber Kawasaki ETF	$23,427,204	$75,332	$(6,246,554)	$(6,171,222)	$—
Hotel ETF	7,823,226	104,504	(1,825,789)	(1,721,285)	—
Let Bob AI Powered Momentum ETF	24,259,178	19,676	(110,069)	(90,393)	—
Managed Bitcoin Strategy ETF	668,231	—	(168,347)	(168,347)	—
Newfleet Multi-Sector Income ETF	89,226,838	7,008	(5,195,617)	(5,188,609)	—
North Square McKee Core Reserves ETF	36,510,860	5,980	(364,808)	(358,828)	—
North Square McKee ESG Core Bond ETF	3,657,295	448	(327,045)	(326,597)	—
Poseidon Dynamic Cannabis ETF	6,867,769	4,330,636	(4,467,425)	(136,789)	(11,562)
Psychedelics ETF	13,684,847	498,553	(7,991,487)	(7,492,934)	(493,154)
Pure Cannabis ETF	241,841,786	22,041,620	(187,699,846)	(165,658,226)	(21,823,749)
Pure US Cannabis ETF	661,527,575	1,025,319,476	(1,205,974,578)	180,655,102	(387,302,601)
Q Dynamic Growth ETF	50,581,792	—	(10,252,634)	(10,252,634)	—
Q Portfolio Blended Allocation ETF	4,248,336	4,716	(413,610)	(408,894)	—
Ranger Equity Bear ETF	143,412,041	10,675,878	(11,259,149)	(583,271)	8,628,682
Restaurant ETF	3,527,721	90,434	(676,028)	(585,594)	—
STAR Global Buy-Write ETF	43,424,870	931,838	(5,418,980)	(4,487,142)	28,149
Vice ETF	9,608,147	700,166	(1,590,090)	(889,924)	—

At June 30, 2022, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post-October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Alpha DNA Equity Sentiment ETF	$—	$—	$(14,980,896)	$(9,413)	$—	$(6,601,321)	$(21,591,630)
Dorsey Wright ADR ETF	—	—	(50,757,373)	—	—	(1,484,434)	(52,241,807)
Dorsey Wright Alpha Equal Weight ETF	—	—	(19,783,574)	(12,310)	—	(1,762,920)	(21,558,804)
Dorsey Wright FSM All Cap World ETF	19,315	—	(18,208,687)	(11,359)	—	(6,682,230)	(24,882,961)
Dorsey Wright FSM U.S. Core ETF	91,791	—	(1,462,924)	(11,359)	—	(7,057,360)	(8,439,852)
Dorsey Wright Micro Cap ETF	—	—	(2,057,755)	—	—	(318,410)	(2,376,165)
Dorsey Wright Short ETF	—	—	(88,777,131)	—	(283,220)	11,249,058	(77,811,293)
DoubleLine Value Equity ETF	353,782	—	(23,503,336)	—	—	742,048	(22,407,506)
Drone Technology ETF	1,841	—	—	4,325	(2,476)	(77,772)	(74,082)
Focused Equity ETF	89,330	—	(443,114)	—	—	1,792,590	1,438,806
Gerber Kawasaki ETF	56,161	—	(3,734,986)	(9,293)	—	(6,171,222)	(9,859,340)
Hotel ETF	—	—	(264,886)	(13,697)	—	(1,721,285)	(1,999,868)
Let Bob AI Powered Momentum ETF	—	—	(1,625,071)	1,594	(38,365)	(90,393)	(1,752,235)
Managed Bitcoin Strategy ETF	12,134	—	—	(12,952)	—	(168,347)	(169,165)
Newfleet Multi-Sector Income ETF	66,974	—	(8,587,088)	—	—	(5,188,609)	(13,708,723)
North Square McKee Core Reserves ETF	13,536	—	(1,037,376)	—	—	(358,828)	(1,382,668)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

7. Federal Income Tax – (continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post-October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
North Square McKee ESG Core Bond ETF	$2,339	$—	$(1,023,826)	$—	$—	$(326,597)	$(1,348,084)
Poseidon Dynamic Cannabis ETF	—	—	(8,641,397)	(1,125)	(99,151)	(148,351)	(8,890,024)
Psychedelics ETF	—	—	(488,128)	(17,282)	—	(7,986,088)	(8,491,498)
Pure Cannabis ETF	—	—	(54,767,969)	—	—	(187,481,975)	(242,249,944)
Pure US Cannabis ETF	—	—	(679,868,708)	(116,209)	(6,536,522)	(567,957,703)	(1,254,479,142)
Q Dynamic Growth ETF	—	—	(5,014,927)	(11,335)	(246,331)	(10,252,634)	(15,525,227)
Q Portfolio Blended Allocation ETF	4,201	—	(764,919)	(11,336)	—	(408,894)	(1,180,948)
Ranger Equity Bear ETF	—	—	(341,525,836)	—	(1,134,889)	8,045,411	(334,615,314)
Restaurant ETF	31,465	—	(808,335)	(13,697)	—	(585,594)	(1,376,161)
STAR Global Buy-Write ETF	650,538	67,078	—	(329,679)	—	(4,458,993)	(4,071,056)
Vice ETF	—	—	(433,769)	—	—	(889,924)	(1,323,693)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

At June 30, 2022, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Distributable Earnings (Loss)	Paid-in Capital
Alpha DNA Equity Sentiment ETF	$(4,425,975)	$4,425,975
Dorsey Wright ADR ETF	(4,478,554)	4,478,554
Dorsey Wright Alpha Equal Weight ETF	(3,912,046)	3,912,046
Dorsey Wright FSM All Cap World ETF	(1,202,819)	1,202,819
Dorsey Wright FSM U.S. Core ETF	(9,088,222)	9,088,222
Dorsey Wright Micro Cap ETF	(1,393,774)	1,393,774
Dorsey Wright Short ETF	832,322	(832,322)
DoubleLine Value Equity ETF	(763,133)	763,133
Drone Technology ETF	—	—
Focused Equity ETF	(3,192,396)	3,192,396
Gerber Kawasaki ETF	(1,011)	1,011
Hotel ETF	(391,969)	391,969
Let Bob AI Powered Momentum ETF	—	—
Managed Bitcoin Strategy ETF	125,686	(125,686)
Newfleet Multi-Sector Income ETF	(9,609)	9,609
North Square McKee Core Reserves ETF	—	—
North Square McKee ESG Core Bond ETF	38,921	(38,921)
Poseidon Dynamic Cannabis ETF	3,166	(3,166)
Psychedelics ETF	8,531	(8,531)
Pure Cannabis ETF	(1,508,566)	1,508,566
Pure US Cannabis ETF	13,216,790	(13,216,790)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

7. Federal Income Tax – (continued)

Fund	Distributable Earnings (Loss)	Paid-in Capital
Q Dynamic Growth ETF	$764,940	$(764,940)
Q Portfolio Blended Allocation ETF	80,468	(80,468)
Ranger Equity Bear ETF	2,551,656	(2,551,656)
Restaurant ETF	(28,777)	28,777
STAR Global Buy-Write ETF	(108,548)	108,548
Vice ETF	(105,824)	105,824

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

The tax character of distributions paid during the fiscal years ended June 30, 2022 and 2021 were as follows:

Fund	2022 Ordinary Income	2022 Long Term Capital Gains	2022 Return of Capital	2021 Ordinary Income	2021 Long Term Capital Gains
Alpha DNA Equity Sentiment ETF	$—	$—		$—	$—
Dorsey Wright ADR ETF	1,200,067	—		284,565	—
Dorsey Wright Alpha Equal Weight ETF	1,162,299	—		14,018	—
Dorsey Wright FSM All Cap World ETF	2,192,696	—		215,144	—
Dorsey Wright FSM US Core ETF	367,102	—		144,245	—
Dorsey Wright Micro-Cap ETF	38,855	—	9,609	—	—
Dorsey Wright Short ETF	—	—		—	—
DoubleLine Value Equity ETF	520,610	—		614,874	—
Drone Technology ETF	—	—
Focused Equity ETF	52,120	—		62,748	—
Gerber Kawasaki ETF	9,594	—
Hotel ETF	32,154	—		—	—
Let Bob AI Powered Momentum ETF	—	—
Managed Bitcoin Strategy ETF	—	—
Newfleet Multi-Sector Income ETF	1,469,967	—		1,321,431	—
North Square McKee Core Reserves ETF	206,678	—		120,549	—
North Square McKee ESG Core Bond ETF	82,126	—		647,683	—
Poseidon Dynamic Cannabis ETF	—	—
Psychedelics ETF	—	—
Pure Cannabis ETF	7,501,781	—	252,376	728,447	—
Pure US Cannabis ETF	3,055,414	—	—	—	—
Q Dynamic Growth ETF	—	—		—	—
Q Portfolio Blended Allocation ETF	16,342	—		—	—
Ranger Equity Bear ETF	—	—		—	—
Restaurant ETF	6,358	—		—	—
STAR Global Buy-Write ETF	166,381	—		36,638	—
Vice ETF	118,472	—		128,419	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

7. Federal Income Tax – (continued)

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2022 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post- October Loss	Long-Term Capital Post-October Loss
Alpha DNA Equity Sentiment ETF	$—	$—	$—
Dorsey Wright ADR ETF	—	—	—
Dorsey Wright Alpha Equal Weight ETF	—	—	—
Dorsey Wright FSM All Cap World ETF	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—
Dorsey Wright Micro-Cap ETF	—	—	—
Dorsey Wright Short ETF	283,220	—	—
DoubleLine Value Equity ETF	—	—	—
Drone Technology ETF	2,476	—	—
Focused Equity ETF	—	—	—
Gerber Kawasaki ETF	—	—	—
Hotel ETF	—	—	—
Let Bob AI Powered Momentum ETF	38,365	—	—
Managed Bitcoin Strategy ETF	—	—	—
Newfleet Multi-Sector Income ETF	—	—	—
North Square McKee Core Reserves ETF	—	—	—
North Square McKee ESG Core Bond ETF	—	—	—
Poseidon Dynamic Cannabis ETF	99,151	—	—
Psychedelics ETF	—	—	—
Pure Cannabis ETF	—	—	—
Pure US Cannabis ETF	6,536,522	—	—
Q Dynamic Growth ETF	246,331	—	—
Q Portfolio Blended Allocation ETF	—	—	—
Ranger Equity Bear ETF	1,134,889	—	—
Restaurant ETF	—	—	—
STAR Global Buy-Write ETF	—	—	—
Vice ETF	—	—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

7. Federal Income Tax – (continued)

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
Alpha DNA Equity Sentiment ETF	$14,425,150	$555,746	$14,980,896
Dorsey Wright ADR ETF	50,757,373	—	50,757,373
Dorsey Wright Alpha Equal Weight ETF	19,783,574	—	19,783,574
Dorsey Wright FSM All Cap World ETF	18,208,687	—	18,208,687
Dorsey Wright FSM US Core ETF	1,462,924	—	1,462,924
Dorsey Wright Micro-Cap ETF	2,057,755	—	2,057,755
Dorsey Wright Short ETF	88,638,060	139,071	88,777,131
DoubleLine Value Equity ETF	23,503,336	—	23,503,336
Drone Technology ETF	—	—	—
Focused Equity ETF	38,582	404,532	443,114
Gerber Kawasaki ETF	3,730,577	4,409	3,734,986
Hotel ETF	264,886	—	264,886
Let Bob AI Powered Momentum ETF	1,625,071	—	1,625,071
Managed Bitcoin Strategy ETF	—	—	—
Newfleet Multi-Sector Income ETF	2,491,383	6,095,705	8,587,088
North Square McKee Core Reserves ETF	1,037,376	—	1,037,376
North Square McKee ESG Core Bond ETF	337,482	686,344	1,023,826
Poseidon Dynamic Cannabis ETF	8,641,397	—	8,641,397
Psychedelics ETF	488,128	—	488,128
Pure Cannabis ETF	34,438,177	20,329,792	54,767,969
Pure US Cannabis ETF	674,182,150	5,686,558	679,868,708
Q Dynamic Growth ETF	4,968,218	46,709	5,014,927
Q Portfolio Blended Allocation ETF	612,397	152,522	764,919
Ranger Equity Bear ETF	340,961,488	564,348	341,525,836
Restaurant ETF	758,938	49,397	808,335
STAR Global Buy-Write ETF	—	—	—
Vice ETF	433,769	—	433,769

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2022:

Fund	Utilized Amount
Alpha DNA Equity Sentiment ETF	$—
Dorsey Wright ADR ETF	—
Dorsey Wright Alpha Equal Weight ETF	—
Dorsey Wright FSM All Cap World ETF	—
Dorsey Wright FSM US Core ETF	—
Dorsey Wright Micro-Cap ETF	—
Dorsey Wright Short ETF	—
DoubleLine Value Equity ETF	4,875,911

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

7. Federal Income Tax – (continued)

Fund	Utilized Amount
Drone Technology ETF	$—
Focused Equity ETF	3,730
Gerber Kawasaki ETF	—
Hotel ETF	—
Let Bob AI Powered Momentum ETF	—
Managed Bitcoin Strategy ETF	—
Newfleet Multi-Sector Income ETF	—
North Square McKee Core Reserves ETF	26,678
North Square McKee ESG Core Bond ETF	—
Poseidon Dynamic Cannabis ETF	—
Psychedelics ETF	—
Pure Cannabis ETF	—
Pure US Cannabis ETF	—
Q Dynamic Growth ETF	—
Q Portfolio Blended Allocation ETF	—
Ranger Equity Bear ETF	27,747,068
Restaurant ETF	—
STAR Global Buy-Write ETF	—
Vice ETF	—

8. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended June 30, 2022 were as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Alpha DNA Equity Sentiment ETF	$367,229,604	$—	$39,035,860	$365,180,800	$—	$40,391,784
Dorsey Wright ADR ETF	55,651,803	—	—	54,474,035	—	28,437,591
Dorsey Wright Alpha Equal Weight ETF	305,544,943	—	68,418,134	321,531,935	—	85,254,009
Dorsey Wright FSM All Cap World ETF	313,303,482	—	86,777,763	316,742,113	—	135,365,318
Dorsey Wright FSM US Core ETF	47,851,561	—	48,769,386	48,781,571	—	47,747,456
Dorsey Wright Micro-Cap ETF	9,494,504	—	6,361,524	9,296,715	—	5,865,374
Dorsey Wright Short ETF	76,490,786	—	—	104,935,483	—	—
DoubleLine Value Equity ETF	15,020,020	—	6,286,639	15,386,309	—	3,313,241
Drone Technology ETF	70,224	—	589,976	128,003	—	—
Focused Equity ETF	7,328,105	—	11,081,430	7,238,042	—	8,658,490
Gerber Kawasaki ETF	11,819,197	—	28,460,612	11,386,154	—	3,271,543
Hotel ETF	5,843,359	—	5,098,184	6,118,603	—	5,663,007
Let Bob AI Powered Momentum ETF	28,501,128	—	1,504,664	25,622,992	—	—
Managed Bitcoin Strategy ETF	294,264	—	15,091,533	386,974	—	14,204,906
Newfleet Multi-Sector Income ETF	46,393,839	4,173,095	—	57,150,619	2,675,160	—
North Square McKee Core Reserves ETF	28,300,518	1,237,740	—	32,281,971	368,950	—
North Square McKee ESG Core Bond ETF	16,152,741	1,847,963	—	15,792,461	1,716,830	2,317,629
Poseidon Dynamic Cannabis ETF	1,081,267	—	2,719,679	2,532,386	—	152,057
Psychedelics ETF	2,467,464	—	11,034,207	1,192,598	—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

8. Investment Transactions – (continued)

	Purchases				Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Pure Cannabis ETF	$94,170,788	$—	$1,204,735	$41,958,811	$—	$30,465,404
Pure US Cannabis ETF	134,988,508	—	145,667,411	79,964,445	—	30,740,210
Q Dynamic Growth ETF	92,366,958	—	53,789,749	92,695,749	—	61,585,418
Q Portfolio Blended Allocation ETF	11,947,681	—	2,607,982	11,926,683	—	2,331,188
Ranger Equity Bear ETF	1,282,355,648	—	—	1,431,175,231	—	—
Restaurant ETF	3,522,493	—	—	4,168,094	—	2,047,826
STAR Global Buy-Write ETF	12,491,257	—	23,436,893	11,159,621	—	383,776
Vice ETF	9,242,667	—	—	10,284,961	—	1,116,574

9. Risks Involved with Investing in the Funds

As with any investment, an investor could lose all or part of their investment in a Fund and the Fund’s performance could trail that of other investments. A Fund may be subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Additional principal risks are disclosed in each Fund’s prospectus. Please refer to each Fund’s currently effective prospectus for the specific list and description of the principal risks of investing in the Fund.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund’s, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

9. Risks Involved with Investing in the Funds – (continued)

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

9. Risks Involved with Investing in the Funds – (continued)

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, than it otherwise would be at higher asset levels or it could ultimately liquidate.

Cannabis-Related Company Risk

Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may (i) significantly affect a cannabis-related company’s ability to secure financing, (ii) impact the market for marijuana industry sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. Cannabis-related companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.

Bitcoin Strategy Risk

The Fund, primarily through Bitcoin ETFs and/or the Subsidiary, invests in Bitcoin Futures. The Fund does not invest directly in or hold bitcoin. The price of Bitcoin Futures may differ, sometimes significantly, from the current cash price of bitcoin, which is sometimes referred to as the “spot” price of bitcoin. Consequently, the performance of the Fund should be expected to perform differently from the spot price of bitcoin. Furthermore, if the Fund’s ability to obtain exposure to Bitcoin Futures consistent with its investment objective is disrupted for any reason, including, for example, limited liquidity in the Bitcoin Futures market, a disruption to the Bitcoin Futures market, or as a result of margin requirements or position limits imposed by futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective. Any disruption in the Fund’s ability to obtain exposure to Bitcoin Futures will cause the Fund’s performance to deviate from the performance of bitcoin and Bitcoin Futures. Volatility in the Bitcoin Futures market, particularly during times outside of the Fund’s trading hours, could cause the trading prices of the Fund’s shares to deviate significantly from net asset value (“NAV”).

Drone Companies Risk

Drone companies may have limited product lines, markets, financial resources or personnel and are subject to the risks of changes in business cycles, world economic growth, technological progress, and government regulation. Securities of drone companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. These companies may face intense competition and potentially rapid product obsolescence. In addition, drone companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. As a result, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

9. Risks Involved with Investing in the Funds – (continued)

and technologies, and may be adversely affected by loss or impairment of those rights. Legal and regulatory changes may have an impact on a drone company’s products or services. In addition, drone companies may also be subject to increasing regulatory constraints that may limit the sale or use of a company’s products, including the need to obtain regulatory approvals from certain government agencies. Drone companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require additional disclosure.

11. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2022, taxed at a minimum rate of 15% were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment ETF	0.00%
Dorsey Wright ADR ETF	100.00
Dorsey Wright Alpha Equal Weight ETF	22.42
Dorsey Wright FSM All Cap World ETF	25.69
Dorsey Wright FSM U.S. Core ETF	100.00
Dorsey Wright Micro Cap ETF	100.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	61.71
Drone Technology ETF	0.00
Focused Equity ETF	100.00
Gerber Kawasaki ETF	100.00
Hotel ETF	0.00
Let Bob AI Powered Momentum ETF	0.00
Managed Bitcoin Strategy ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
North Square McKee Core Reserves ETF	0.00
North Square McKee ESG Core Bond ETF	0.00
Poseidon Dynamic Cannabis ETF	0.00
Psychedelics ETF	0.00
Pure Cannabis ETF	7.86
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Q Portfolio Blended Allocation ETF	62.45
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
STAR Global Buy-Write ETF	85.58
Vice ETF	100.00

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

11. Unaudited Tax Information – (continued)

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2022 that qualifies for the dividends received deduction were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment ETF	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright Alpha Equal Weight ETF	21.43
Dorsey Wright FSM All Cap World ETF	25.20
Dorsey Wright FSM U.S. Core ETF	100.00
Dorsey Wright Micro Cap ETF	100.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	61.71
Drone Technology ETF	0.00
Focused Equity ETF	100.00
Gerber Kawasaki ETF	100.00
Hotel ETF	0.00
Let Bob AI Powered Momentum ETF	0.00
Managed Bitcoin Strategy ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
North Square McKee Core Reserves ETF	0.00
North Square McKee ESG Core Bond ETF	0.00
Poseidon Dynamic Cannabis ETF	0.00
Psychedelics ETF	0.00
Pure Cannabis ETF	7.86
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Q Portfolio Blended Allocation ETF	60.58
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
STAR Global Buy-Write ETF	80.42
Vice ETF	100.00

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2022 that qualified interest income were as follows:

Fund	Percentage
Alpha DNA Equity Sentiment ETF	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright Alpha Equal Weight ETF	0.00
Dorsey Wright FSM All Cap World ETF	0.00
Dorsey Wright FSM U.S. Core ETF	0.00
Dorsey Wright Micro Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	0.00
Drone Technology ETF	0.00
Focused Equity ETF	0.00
Gerber Kawasaki ETF	0.00

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

11. Unaudited Tax Information – (continued)

Fund	Percentage
Hotel ETF	0.00%
Let Bob AI Powered Momentum ETF	0.00
Managed Bitcoin Strategy ETF	0.00
Newfleet Multi-Sector Income ETF	99.78
North Square McKee Core Reserves ETF	100.00
North Square McKee ESG Core Bond ETF	93.80
Poseidon Dynamic Cannabis ETF	0.00
Psychedelics ETF	0.00
Pure Cannabis ETF	0.00
Pure US Cannabis ETF	0.00
Q Dynamic Growth ETF	0.00
Q Portfolio Blended Allocation ETF	0.00
Ranger Equity Bear ETF	0.00
Restaurant ETF	0.00
STAR Global Buy-Write ETF	0.00
Vice ETF	0.00

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid were as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Alpha DNA Equity Sentiment ETF	$—	$—
Dorsey Wright ADR ETF	111,711	2,496,089
Dorsey Wright Alpha Equal Weight ETF	—	—
Dorsey Wright FSM All Cap World ETF	—	—
Dorsey Wright FSM U.S. Core ETF	—	—
Dorsey Wright Micro Cap ETF	—	—
Dorsey Wright Short ETF	—	—
DoubleLine Value Equity ETF	—	—
Drone Technology ETF	—	—
Focused Equity ETF	—	—
Gerber Kawasaki ETF	—	—
Hotel ETF	—	—
Let Bob AI Powered Momentum ETF	—	—
Managed Bitcoin Strategy ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
North Square McKee Core Reserves ETF	—	—
North Square McKee ESG Core Bond ETF	—	—
Poseidon Dynamic Cannabis ETF	—	—
Psychedelics ETF	—	—
Pure Cannabis ETF	—	—
Pure US Cannabis ETF	—	—
Q Dynamic Growth ETF	—	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2022

11. Unaudited Tax Information – (continued)

Fund	Foreign Taxes Paid	Gross Foreign Income
Q Portfolio Blended Allocation ETF	$—	$—
Ranger Equity Bear ETF	—	—
Restaurant ETF	—	—
STAR Global Buy-Write ETF	3,670	28,539
Vice ETF	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of AdvisorShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Alpha DNA Equity Sentiment ETF, Dorsey Wright ADR ETF, Dorsey Wright Alpha Equal Weight ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF, Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF, DoubleLine Value Equity ETF, Drone Technology ETF, Focused Equity ETF, Gerber Kawasaki ETF, Hotel ETF, Let Bob Al Powered Momentum ETF, Managed Bitcoin Strategy ETF, Newfleet Multi-Sector Income ETF, North Square McKee Core Reserves ETF (formerly known as AdvisorShares Sage Core Reserves ETF), North Square McKee ESG Core Bond ETF (formerly known as AdvisorShares FolioBeyond Smart Core Bond ETF), Poseidon Dynamic Cannabis ETF, Psychedelics ETF, Pure Cannabis ETF, Pure US Cannabis ETF, Q Dynamic Growth ETF, Q Portfolio Blended Allocation ETF, Ranger Equity Bear ETF, Restaurant ETF, STAR Global Buy-Write ETF, Vice ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments, as of June 30, 2022, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Dorsey Wright ADR ETF, DoubleLine Value Equity ETF, Focused Equity ETF, Newfleet Multi-Sector Income ETF, North Square McKee Core Reserves ETF, North Square McKee ESG Core Bond ETF, Ranger Equity Bear ETF, STAR Global Buy-Write ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the five years in the period ended June 30, 2022

Vice ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the four years in the period ended June 30, 2022 and for the period December 12, 2017 (commencement of operations) through June 30, 2018

Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the three years in the period ended June 30, 2022 and for the period July 11, 2018 (commencement of operations) through June 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Pure Cannabis ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the three years in the period ended June 30, 2022 and for the period April 17, 2019 (commencement of operations) through June 30, 2019

Dorsey Wright Alpha Equal Weight ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the two years in the period ended June 30, 2022 and the period December 26, 2019 (commencement of operations) through June 30, 2020

Pure US Cannabis ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period September 1, 2020 through June 30, 2021	For the year ended June 30, 2022 and the period September 1, 2020 (commencement of operations) through June 30, 2021

Q Dynamic Growth ETF, Q Portfolio Blended Allocation ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period December 28, 2020 through June 30, 2021	For the year ended June 30, 2022 and the period December 28, 2020 (commencement of operations) through June 30, 2021

Alpha DNA Equity Sentiment ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period February 2, 2021 through June 30, 2021	For the year ended June 30, 2022 and the period February 2, 2021 (commencement of operations) through June 30, 2021

Hotel ETF, Restaurant ETF	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period April 20, 2021 through June 30, 2021	For the year ended June 30, 2022 and the period April 20, 2021 (commencement of operations) through June 30, 2021

Gerber Kawasaki ETF	For the period July 2, 2021 through June 30, 2022	For the period July 2, 2021 through June 30, 2022	For the period July 2, 2021 (commencement of operations) through June 30, 2022

Psychedelics ETF	For the period September 16, 2021 through June 30, 2022	For the period September 16, 2021 through June 30, 2022	For the period September 16, 2021 (commencement of operations) through June 30, 2022

Poseidon Dynamic Cannabis ETF	For the period November 17, 2021 through June 30, 2022	For the period November 17, 2021 through June 30, 2022	For the period November 17, 2021 (commencement of operations) through June 30, 2022

Let Bob Al Powered Momentum ETF	For the period February 9, 2022 through June 30, 2022	For the period February 9, 2022 through June 30, 2022	For the period February 9, 2022 (commencement of operations) through June 30, 2022

Drone Technology ETF, Managed Bitcoin Strategy ETF	For the period April 27, 2022 through June 30, 2022	For the period April 27, 2022 through June 30, 2022	For the period April 27, 2022 (commencement of operations) through June 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2022

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreements
for the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares
STAR Global Buy-Write ETF

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 16, 2022 and May 17, 2022, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Newfleet Asset Management, LLC, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF and (2) ChangePath, LLC, on behalf of the AdvisorShares STAR Global Buy-Write ETF (together, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement between the Advisor and the Trust (together with the Sub-Advisory Agreements, the “Advisory Agreements”), on behalf of each series of the Trust (each, a “Fund” and, collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act and related exemptive relief, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board at the meeting and over the course of the prior year, to help evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements and decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to and at the meeting, the Board, including the Independent Trustees, was presented with information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the performance by the Advisor and each Sub-Advisor of its duties; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits realized by the Advisor and each Sub-Advisor; (v) the potential for economies of scale for the benefit of each Fund’s shareholders; and (vi) any ancillary benefits to the Adviser and each Sub-Advisor. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meeting, information it received at the meeting, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was paramount, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the services provided to each Fund by the Advisor and applicable Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Funds, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services, such as

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Funds. The Trustees reviewed the extensive responsibilities that the Advisor has as investment advisor to each Fund, including the oversight of the activities and operations of the Sub-Advisors, as applicable, and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The most recent Form ADV for the Advisor and each Sub-Advisor was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and financial condition. The Board considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and each Sub-Advisor, including those individuals responsible for portfolio management, the Advisor’s and each Sub-Advisor’s operational capabilities and resources, and their experience in managing investment portfolios. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds. The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. The Board noted that each Fund is actively managed and that it receives regular reports regarding each Fund’s performance at its quarterly meetings. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Services and Profitability. In considering whether the advisory and sub-advisory fees payable with respect to each Fund are reasonable, the Board reviewed the advisory fee paid by each Fund to the Advisor, the sub-advisory fee paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the Advisor’s and each Sub-Advisor’s profitability analysis with respect to each Fund, as applicable. In discussing the fee arrangements between the Advisor and each Sub-Advisor, the Board noted that the Advisor pays each Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also reviewed information comparing each Fund’s fee to the fee paid by comparable funds. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appear to be reasonable in light of the services rendered.

Economies of Scale. The Board considered for each Fund whether economies of scale were realized, noting any fee waivers and/or expense reimbursements by the Advisor and Sub-Advisors and whether the Advisor’s and/or Sub-Advisors’ fees include breakpoints. The Board determined to continue to assess on an ongoing basis whether the aggregate advisory fee for each Fund appropriately takes into account any economies of scale that had been realized as a result of any significant asset growth of a Fund.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor and each Sub-Advisor as a result of its relationship with a Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with a Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fee is reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Approval of the Advisory Agreement for AdvisorShares Let Bob AI Powered Momentum ETF

At a meeting held on November 16, 2021, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of the AdvisorShares Let Bob AI Powered Momentum ETF (the “Fund”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series most recently had been conducted in May 2021.

In connection with its consideration of the Advisory Agreement, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor about the services proposed to be provided thereunder, including information about the key features of the Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rate and various other materials that it considered relevant to its consideration and approval of the proposed agreement.

In considering the Advisory Agreement, the Board considered and discussed information and analysis provided by the Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor to the Fund, the Board reviewed the services to be provided by the Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including implementing the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to the Fund, including the oversight of service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor, including those individuals responsible for portfolio management, the Advisor’s operational capabilities and resources, and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by the Advisor.

Performance. In connection with the assessment of the ability of the Advisor to perform its duties under the Advisory Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the resources necessary to perform its obligations under the Advisory Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor, reviewed the fee to be paid pursuant to the Advisory Agreement, and considered the estimated profitability projected by the Advisor from its relationship with the Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fee proposed to be paid to the Advisor appears to be reasonable in light of the services to be provided.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for the Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor as a result of its relationship with the Fund (other than the advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the fee to be paid to the Advisor is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the Advisory Agreement for an initial term of two years.

Approval of the Advisory Agreement for AdvisorShares Drone Technology ETF

At a meeting held on February 16, 2022, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of the AdvisorShares Drone Technology ETF (the “Fund”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series most recently had been conducted in May 2021.

In connection with its consideration of the Advisory Agreement, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor about the services proposed to be provided thereunder, including information about the key features of the Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rate and various other materials that it considered relevant to its consideration and approval of the proposed agreement.

In considering the Advisory Agreement, the Board considered and discussed information and analysis provided by the Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor to the Fund, the Board reviewed the services to be provided by the Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including implementing the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to the Fund, including the oversight of service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor, including those individuals responsible for portfolio management, the Advisor’s operational capabilities and resources, and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by the Advisor.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Performance. In connection with the assessment of the ability of the Advisor to perform its duties under the Advisory Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the resources necessary to perform its obligations under the Advisory Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor, reviewed the fee to be paid pursuant to the Advisory Agreement, and considered the estimated profitability projected by the Advisor from its relationship with the Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fee proposed to be paid to the Advisor appears to be reasonable in light of the services to be provided.

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for the Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor as a result of its relationship with the Fund (other than the advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the fee to be paid to the Advisor is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the Advisory Agreement for an initial term of two years.

Approval of the Advisory and Sub-Advisory Agreements for AdvisorShares
Managed Bitcoin Strategy ETF

At a meeting held on February 16, 2022, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of the AdvisorShares Managed Bitcoin Strategy ETF (the “Fund”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series was most recently conducted in May 2021. The Board also considered the approval of a separate sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Advisor and Morgan Creek Capital Management, LLC (the “Sub-Advisor”), on behalf of the Fund, pursuant to which the Sub-Advisor would perform portfolio management and related services.

In connection with its consideration of the Agreements, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor and Sub-Advisor about the Agreements and the services proposed to be provided thereunder, including information about the key features of the Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rates and various other materials that it considered relevant to its consideration and approval of the proposed Agreements.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

In considering each of the Agreements, the Board considered and discussed information and analysis provided by the Advisor and Sub-Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor to the Fund, the Board reviewed the services to be provided by the Advisor and Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to the Fund, including the oversight of the activities and operations of the Sub-Advisor and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board received the most recent Form ADV for the Sub-Advisor as well as responses to a detailed series of questions that, among other things, requested information about the Sub-Advisor’s business, services, and financial condition. The Board considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and Sub-Advisor, including those individuals responsible for portfolio management, the Advisor’s and Sub-Advisor’s operational capabilities and resources, and their experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by the Advisor and the Sub-Advisor.

Performance. In connection with the assessment of the ability of each of the Advisor and Sub-Advisor to perform its duties under its Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that each of the Advisor and Sub-Advisor has the resources necessary to perform its obligations under its Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor and Sub-Advisor, reviewed the fees to be paid pursuant to the Agreements, and considered the estimated profitability projected by each of the Advisor and Sub-Advisor from its relationship with the Fund. In addition, the Board discussed the fee arrangement between the Advisor and Sub-Advisor, noting that the Advisor would pay the Sub-Advisor out of the advisory fee it receives from the Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds and evaluated the proposed fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fees proposed to be paid to the Advisor and Sub-Advisor appear to be reasonable in light of the services to be provided.

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment advisory and sub-advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for the Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by each of the Advisor and Sub-Advisor as a result of its relationship with the Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Agreements are fair and reasonable; (ii) concluded that the fees to be paid to the Advisor are fair and reasonable in light of the services that it will provide to Fund; (iii) concluded that the fees to be paid to the Sub-Advisor are fair and reasonable in light of the services that the Sub-Advisor will provide to the Fund; and (iv) agreed to approve each of the Agreements for an initial term of two years.

Approval of New Sub-Advisory Agreement for AdvisorShares Newfleet Multi-Sector Income ETF

On July 1, 2022, Virtus Investment Partners, Inc. (“Virtus”), the parent company of Newfleet Asset Management, LLC (“Newfleet”), the investment sub-advisor to the AdvisorShares Newfleet Multi-Sector Income ETF (the “Fund”) since its inception, concluded an organizational restructuring pursuant to which Virtus’s three fixed income advisory entities combined into a single entity named Virtus Fixed Income Advisers, LLC (“VFIA”).

Accordingly, at a meeting held on June 29, 2022, the Board, including the Independent Trustees, approved a new investment sub-advisory agreement between the Adviser and VFIA (the “New Sub-Advisory Agreement”), which contains substantially the same terms as the sub-advisory agreement with Newfleet including the rate of compensation. Therefore, effective July 1, 2022, VFIA, doing business as Newfleet, became the sub-advisor to the Fund.

At the meeting, the Board noted that it most recently had considered and approved the annual renewal of the sub-advisory agreement with Newfleet at its May 2022 meeting. In considering whether to approve the New Sub-Advisory Agreement, the Board reviewed and discussed additional information and analysis provided by VFIA and the Adviser. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of the Services to be Provided. In considering the nature, extent and quality of the services to be provided by VFIA, the Board reviewed the services to be provided by VFIA, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities. The Board further noted that these services are the same as the services currently provided by VFIA. The Board received responses to a detailed series of questions that, among other things, requested information about VFIA’s business, services, and financial condition. The Board considered, among other things, the organizational structure and professional experience of the senior management and key professional personnel of VFIA, the firm’s operational capabilities and its compliance program. The Board noted that the Fund’s current portfolio managers would continue to manage the Fund as VFIA employees. The Board also noted the Trust’s chief compliance officer’s ongoing review of VFIA’s compliance program. Based on its review, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by VFIA.

Performance. In connection with the assessment of the ability of VFIA to perform its duties under its Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board also considered the performance of the portfolio managers with respect to the Fund. The Board concluded that VFIA has the resources necessary to perform its obligations under the New Sub-Advisory Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by VFIA, reviewed the fee to be paid pursuant to the New Sub-Advisory Agreement, and considered the estimated profitability projected by VFIA from its relationship with the Fund. The Board noted that the proposed fee under the New Sub-Advisory Agreement is the same as the sub-advisory fee paid to Newfleet. The Board also considered information provided by Newfleet for its May 2022 meeting

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

regarding advisory fees of comparable accounts and evaluated the proposed fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. Based on its review, within the context of its full deliberations, the Board concluded that the fee appeared reasonable in light of the services to be rendered.

Economies of Scale. The Board considered whether economies of scale would be realized by the Fund at higher asset levels and determined to reassess in the future whether the Fund’s advisory fees appropriately took into account any economies of scale that may be realized as a result of significant growth of assets of the Fund.

Ancillary Benefits. The Board noted the potential benefits to be received by VFIA as a result of its relationship with the Fund (other than the sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee, are fair and reasonable in light of the services to be provided to the Fund and approved the New Sub-Advisory Agreement for an initial term of two years.

BOARD OF TRUSTEES AND OFFICERS (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Noah Hamman* 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present)	27	None

Independent Trustees

Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	President of ASAE Business Services, Inc. (2017–present), ASAE Insurance Company (2020–present), ASAE Investments, LLC (2018–present), ASAE Real Estate (2017–present) (ASAE (American Society of Association Executives) is a membership organization serving the association and non-profit community); President of P/B Wealth Consulting (2017–present); Vice-President/Chief Operating Officer of NADA (National Automobile Dealers Association) Retirement Administrators, Inc. (2009–2017)	27	None

William G. McVay 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (a boutique investment counseling firm) (May 2017–present); Founder of RDK Strategies, LLC (2007–present)	27	None

Officers

Noah Hamman 4800 Montgomery Lane Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present)	N/A	N/A

Dan Ahrens 6046 Goodwin Avenue Dallas, TX 75206 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013–present); Chief Compliance Officer of the Trust (2009–2013); Executive Vice President of AdvisorShares Investments, LLC (2008–2013)	N/A	N/A

Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015-present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013–present); President of LCG Compliance Alliance (2011–present)	N/A	N/A

BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Julio J. Lugo 51 Stonehedge Drive East Windsor, NJ 08520 (1963)	Vice President	Head of Fund Operations of AdvisorShares Investments, LLC (2021-present); President of ETP Consulting, LLC (2020-2021); Principal of BNYMellon Depositary Receipts (2004-2020)	N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available without charge on the SEC’s website at www.sec.gov.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor

AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, MD 20814

Sub-Advisors

Alpha DNA Investment Management LLC

8860 Columbia 100 Parkway, Suite 301

Columbia, MD 21045

CMS Advisors, LLC

420 Fort Duquesne Boulevard

Pittsburgh, PA 15222

CreativeOne Wealth, LLC

6330 Sprint Parkway, Suite 400

Overland Park, KS 66211

Dorsey, Wright & Associates, LLC

3300 W. Leigh Street

Richmond, VA 23230

DoubleLine Equity LP

505 N. Brand Boulevard, Suite 860

Glendale, CA 91203

Gerber Kawasaki, Inc.

2716 Ocean Park Boulevard

Santa Monica, CA 90405

Morgan Creek Capital Management, LLC

301 W. Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Newfleet Asset Management, LLC

1 Financial Plaza

Hartford, CT 06103

Poseidon Investment Management, LLC

330 Fell Street, Suite 200

San Francisco, CA 94102

Ranger Alternative Management, L.P.

2828 N. Harwood Street, Suite 1900

Dallas, TX 75201

ThinkBetter, LLC

1549 Ringling Boulevard, Suite 510

Sarasota, FL 34236

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of management and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $397,450 for 2022 and $292,500 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $75,000 for 2022 and $57,000 for 2021.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	No response required.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 1, 2022

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	September 1, 2022

*	Print the name and title of each signing officer under his or her signature.